                                                                   Exhibit 10.11
                                                                   -------------


                                                            EXECUTION COPY
                                                            --------------





________________________________________________________________________________

________________________________________________________________________________


                      NOTE AND WARRANT PURCHASE AGREEMENT

                                by and between

                        CORNUCOPIA NATURAL FOODS, INC.

                                      and

                    TRIUMPH-CONNECTICUT LIMITED PARTNERSHIP




                         _____________________________

                         Dated as of November 17, 1993

                         _____________________________

                               TABLE OF CONTENTS

                                                  ARTICLE 1

                                                 Definitions
                                                 -----------

                                                  ARTICLE 2

                                             Notes and Warrants
                                             ------------------
               Section 2.1    Authorization of Issuance of Notes and Warrants........  13
                              -----------------------------------------------
               Section 2.2    Interest Rates.........................................  14
                              --------------
               Section 2.3    Purchase and Sale of Notes and Warrants................  14
                              ---------------------------------------
               Section 2.4    Optional Prepayment of Notes...........................  14
                              ----------------------------
               Section 2.5    Mandatory Repayment of Notes...........................  15
                              ----------------------------
               Section 2.6    Payments and Notations.................................  15
                              ----------------------
               Section 2.7    Form and Terms of Payment..............................  15
                              -------------------------
               Section 2.8    Acquisition of Notes by Company........................  16
                              -------------------------------
               Section 2.9    Fee....................................................  16
                              ---

                                                  ARTICLE 3

                                Representations and Warranties of the Company
                                ---------------------------------------------

               Section 3.1     Corporate Existence...................................  16
                               -------------------
               Section 3.2     Information...........................................  17
                               -----------
               Section 3.3     Litigation............................................  19
                               ----------
               Section 3.4     No Breach.............................................  19
                               ---------
               Section 3.5     Corporate Action......................................  19
                               ----------------
               Section 3.6     Approvals.............................................  20
                               ---------
               Section 3.7     Regulations G, T and X................................  20
                               ----------------------
               Section 3.8     ERISA.................................................  20
                               -----
               Section 3.9     Taxes.................................................  22
                               -----
               Section 3.10    Subsidiaries; Agreements; Licenses....................  22
                               ----------------------------------
               Section 3.11    Investment Company Act................................  23
                               ----------------------
               Section 3.12    Public Utility Holding Company Act....................  23
                               ----------------------------------
               Section 3.13    Ownership and Use of Properties.......................  23
                               -------------------------------
               Section 3.14    Compliance With Applicable Laws.......................  23
                               -------------------------------
               Section 3.15    Solvency..............................................  24
                               --------
               Section 3.16    Securities Act, Trust Indenture Act, Etc..............  24
                               ----------------------------------------
               Section 3.17    Offering of Notes and Warrants........................  24
                               ------------------------------
               Section 3.18    Broker's Commission...................................  24
                               -------------------
               Section 3.19    Fiscal Year...........................................  25
                               -----------
               Section 3.20    Other Agreements......................................  25
                               ----------------

                                                  ARTICLE 4

                               Representations and Warranties of the Purchaser
                               -----------------------------------------------

                                                  ARTICLE 5

                                               Use of Proceeds
                                               ---------------

                                                  ARTICLE 6

                                          Conditions to Obligations
                                          -------------------------
               Section 6.1     The Notes and the Warrants............................  26
                               --------------------------
               Section 6.2     Opinions and Certificates.............................  26
                               -------------------------
               Section 6.3     No Default; Representations and Warranties............  27
                               ------------------------------------------
               Section 6.4     Closing of the Restructuring and the Loan
                               -----------------------------------------
                  Agreement .........................................................  27
                  ---------
               Section 6.5     Retail's Issuance of Common Stoc......................  28
                               --------------------------------
               Section 6.6     Copies of Agreements, Contracts. Leases and
                               -------------------------------------------
                  Licenses...........................................................  28
                  --------
               Section 6.7     Adverse Changes.......................................  28
                               ---------------
               Section 6.8     Guaranty..............................................  28
                               --------
               Section 6.9     Taxes.................................................  28
                               -----
               Section 6.10    Closing...............................................  29
                               -------
               Section 6.11    Non-Competition Agreement.............................  29
                               -------------------------
               Section 6.12    Additional Documents and Actions......................  29
                               --------------------------------
               Section 6.13    Proceedings Satisfactory..............................  29
                               ------------------------

                                                  ARTICLE 7

                                            Affirmative Covenants
                                            ---------------------

               Section 7.1     Financial Statements and Other Information............  29
                               ------------------------------------------
               Section 7.2     Taxes, Liens and Claims...............................  32
                               -----------------------
               Section 7.3     Tax Returns...........................................  32
                               -----------
               Section 7.4     Insurance.............................................  32
                               ---------
               Section 7.5     Maintenance of Existence; Conduct of Business.........  32
                               ---------------------------------------------
               Section 7.6     Maintenance of and Access to Properties...............  32
                               ---------------------------------------
               Section 7.7     Compliance With Applicable Laws.......................  33
                               -------------------------------
               Section 7.8     Litigation............................................  33
                               ----------
               Section 7.9     Warrants..............................................  33
                               --------
               Section 7.10    Payment of Indebtedness...............................  33
                               -----------------------
               Section 7.11    Environmental Matters.................................  33
                               ---------------------
               Section 7.12    ERISA.................................................  34
                               -----
               Section 7.13    Additional Notices to Purchase........................  35
                               ------------------------------
               Section 7.14    Landlord and Storage Agreement........................  36
                               ------------------------------

               Section 7.15    Subordination.........................................  36
                               -------------
               Section 7.16    Further Assurances....................................  36
                               ------------------
               Section 7.17    Board Seat............................................  36
                               ----------
                                                  ARTICLE 8

                                             Negative Covenants
                                             ------------------

               Section 8.1     Indebtedness..........................................  37
                               ------------
               Section 8.2     Mortgages and Liens...................................  37
                               -------------------
               Section 8.3     Loans, Guaranties and Investments.....................  38
                               ---------------------------------
               Section 8.4     Restricted Payments...................................  39
                               -------------------
               Section 8.5     Mergers; Consolidations; Sales of Assets; Changes in
                              -----------------------------------------------------
                  Control;
                  --------
                         and Acquisitions............................................  40
                         ----------------
               Section 8.6     ERISA.................................................  40
                               -----
               Section 8.7     Minimum Adjusted Tangible Net Worth...................  41
                               -----------------------------------
               Section 8.8     Minimum Operating Cash Flow...........................  41
                               ---------------------------
               Section 8.9     Minimum Ratio of Operating Cash Flow to
                               ---------------------------------------
                  Consolidated
                  ------------
                         Interest Expense............................................  41
                         ----------------
               Section 8.10    Maximum Leverage......................................  41
                               ----------------
               Section 8.11    Transactions with Affiliates and Stockholders.........  42
                               ---------------------------------------------
               Section 8.12    Loans.................................................  42
                               -----
               Section 8.13    Amendments to Certain Agreement.......................  42
                               -------------------------------
               Section 8.14    Subsidiaries..........................................  43
                               -------------
               Section 8.15    Capital Expenditures..................................  43
                               --------------------
               Section 8.16    Business Locations....................................  43
                               ------------------
               Section 8.17    Change of Business....................................  43
                               ------------------
               Section 8.18    Use of Purchaser's and/or Holders' Names..............  43
                               ----------------------------------------
               Section 8.19    Restricted Investments................................  44
                               ----------------------
               Section 8.20    Leases................................................  44
                               ------
               Section 8.21    Tax Consolidation.....................................  44
                               -----------------

                                                  ARTICLE 9

                                              Events of Default
                                              -----------------

               Section 9.1     Events of Default.....................................  44
                               -----------------

                                                 ARTICLE 10

                                             Remedies on Default
                                             -------------------

               Section 10.1    Remedies on Default...................................  47
                               -------------------

                                                 ARTICLE 11

                                           Restrictions on Transfer
                                           ------------------------
               Section 11.1    Applicability of Restrictions.........................  48
                               -----------------------------
               Section 11.2    Restrictive Legends...................................  48
                               -------------------
               Section 11.3    Notice of Proposed Transfer; Opinion of Counsel.......  48
                               -----------------------------------------------
               Section 11.4    Transfer Pursuant to Rule 144A........................  49
                               ------------------------------
               Section 11.5    Transfer of Warrants..................................  49
                               --------------------

                                                 ARTICLE 12

                                           Subordination of Notes
                                           ----------------------

               Section 12.1    Notes Subordinate to Senior Indebtedness..............  49
                               ----------------------------------------
               Section 12.2    Payment Over of Proceeds Upon Dissolution Etc.........  49
                               ----------------------------------------------
               Section 12.3    No Payment on Notes in Certain Circumstances..........  50
                               --------------------------------------------
               Section 12.4    Payment Permitted.....................................  51
                               -----------------
               Section 12.5    Subrogation to Rights of Holders of Senior
                               ------------------------------------------
                  Indebtedness.......................................................  52
                  ------------
               Section 12.6    Provisions Solely to Define Relative Rights...........  52
                               ----------------------------------------------
               Section 12.7    Certain Notices.......................................  52
                               ---------------
               Section 12.8    Reliance on Judicial Order or Certificate of
                               --------------------------------------------
                  Liquidating Agent..................................................  53
                  -----------------
               Section 12.9    Legend................................................  53
                               ------
               Section 12.10   Exercise of Remedies..................................  53
                               ---------------------

                                                 ARTICLE 13

                                             Expenses, Indemnity
                                             -------------------

               Section 13.1    Expenses..............................................  54
                               --------
               Section 13.2    Indemnity.............................................  54
                               ---------

                                                 ARTICLE 14

                                           Amendments and Waivers
                                           ----------------------

               Section 14.1    Amendments and Waiver.................................  55
                               ---------------------

                                                 ARTICLE 15

               Substitution and Replacement of Notes and Warrants
               --------------------------------------------------

               Section 15.1    Registration; Exchange of Notes and Warran............  55
                               ------------------------------------------
               Section 15.2    Replacement of Notes..................................  56
                               --------------------


                                                 ARTICLE 16

                                           General Provisions
                                           ------------------
               Section 16.1    Notices...............................................  57
                               --------
               Section 16.2    Calculations..........................................  57
                               ------------
               Section 16.3    Successors and Assigns; Survival of Agreements........  57
                               ----------------------------------------------
               Section 16.4    Counterparts; Section Headings, Etc...................  58
                               ------------------------------------
               Section 16.5    Entire Agreemen.......................................  58
                               ---------------
               Section 16.6    Governing Law; Jurisdiction...........................  58
                               ---------------------------
               Section 16.7    Severability..........................................  59
                               ------------
               Section 16.8    Estoppel Certificates.................................  59
                               ---------------------
               Section 16.9    Jury Waiver; Consequential Damages....................  59
                               -----------------------------------
               Section 16.10   PJR Waiver............................................  59
                               ----------
               Section 16.11   Notice of Breach by the Holders.......................  60
                               --------------------------------
               Section 16.12   Concerning the Warrants...............................  60
                               -----------------------
               Section 16.13   Rights and Remedies Cumulativ.........................  60
                               ------------------------------
               Section 16.14   Accounting Terms......................................  60
                               ----------------

Exhibits
- --------

Exhibit      A:    Form of Guaranty
Exhibit      B:    Form of Note
Exhibit      C:    Form of Warrant
Exhibit      D:    Form of Opinion of Counsel to the Company
Exhibit      D-2:  Form of Opinion of Special Counsel to the Company
Exhibit      E:    Existing Locations
Exhibit      F:    Forms of Non-Competition Agreements

Schedules
- ---------

Schedule     3.1(b):    Existing Shareholders and Outstanding Stock
Schedule     3.3:       Litigation
Schedule     3.8:       ERISA Matters
Schedule     3.10(a):   Existing Subsidiaries, Affiliates and
                        Investments in Joint Ventures and Other
                        Persons
Schedule     3.10(b):   Existing Financing Agreements, Security
                        Agreements, Etc., to which the Company or any of its Subsidiaries or Affiliates is a Party
Schedule     3.10(c):   Governmental Authorizations and Permits
Schedule 3.13(b): Real Property Owned by the Company and its Subsidiaries and Affiliates
Schedule     3.14:      Environmental Matters

                      NOTE AND WARRANT PURCHASE AGREEMENT

     NOTE AND WARRANT PURCHASE AGREEMENT, dated as of November 17, 1993 (this "Agreement"), by and between CORNUCOPIA NATURAL FOODS, INC., a Rhode Island corporation with its principal office at 260 Lake Road, Dayville, Connecticut 06241 and with its successors and assigns, the "Company"), and TRIUMPH-CONNECTICUT LIMITED PARTNERSHIP, a Connecticut limited partnership with its principal office located at CityPlace I, 35th Floor, Hartford, Connecticut 06103-3499 (the "Purchaser");

     WHEREAS, Natural Retail Group, Inc., a Delaware corporation with its principal office at 260 Lake Road, Dayville, Connecticut 06241 (together with its successors and permitted assigns, "Retail") is a wholly-owned subsidiary of the Company formed to acquire and conduct all of the Company's retail sales operations and to further expand such operations; and

     WHEREAS, the Company intends to issue senior notes and warrants to purchase common stock of the Company and to transfer all of the proceeds of such issuance to Retail to finance such acquisition and expansion and for working capital purposes; and

     WHEREAS, the Purchaser desires to purchase such senior notes and warrants.

     NOW THEREFORE, the Company and the Purchaser hereby agree as follows:


                                   ARTICLE 1

                                  Definitions
                                  -----------

     As used herein the following terms have the following respective meanings:

     "Adjusted Tangible Assets" shall mean all assets of the Company except:
      ------------------------
(i) any surplus resulting from any write-up of assets subsequent to October 31, 1992; (ii) deferred assets, other than deferred taxes, prepaid insurance and prepaid taxes; (iii) patents, copyrights, trademarks, trade names, non-compete agreements, franchises and other similar intangibles; (iv) good will, including without limitation any amounts, however designated on a Consolidated balance sheet of a Person or its Subsidiaries, representing the excess of the purchase price paid for assets or stock over the value assigned thereto on the books of such Person; (v) Restricted Investments; (vi) unamortized debt discount and expense; and (vii) assets located and notes and receivables due from obligors outside the United States of America.

     "Adjusted Tangible Net Worth" shall mean, at any date, with respect to a
      ---------------------------
Person a sum equal to: (i) the net book value (after deducting related depreciation, obsolescence, amortization, valuation and other proper reserves) at which Adjusted Tangible Assets of such Person would be shown on a balance sheet at such date in accordance with GAAP, minus (ii) the amount at which such Person's liabilities (other than capital stock and surplus) would be shown on such balance sheet in accordance with GAAP, including as liabilities all reserves for contingencies and other potential liabilities and, in the case of the Company, excluding as a liability the Indebtedness evidenced by the ESOP Notes and all of the Company's other obligations with respect to the ESOP Notes.

     "Affiliate" shall mean, with respect to any Person, (i) any member, general
      ---------
or limited partner, stockholder, director, officer or employee of such Person;
(ii) any corporation, partnership, association, firm or other entity of or in which such Person is a director, partner, officer or employee; (iii) any other Person directly or indirectly Controlling, Controlled by or under direct or indirect common Control with such Person; (iv) any other Person which beneficially owns or holds, directly or indirectly, 25% or more of any class of such Person's Voting Stock (or in the case of a Person which is not a corporation, 25% or more of the issued and outstanding equity interests of such Person); or (v) any other Person if such Person beneficially owns or holds, directly or indirectly, 25% or mote of any class of such other Person's Voting Stock (or in the case of another Person which is not a corporation, 25% or more of the issued and outstanding equity interests of such other Person).

     "Agreement" shall mean this Note and Warrant Purchase Agreement, as the
      ---------
same may be amended and/or supplemented from time to time.

     "Authorized Person" shall mean the Chairman, Chief Executive Officer,
      -----------------
President or Vice President of a Person, or any other officer duly authorized to act for such person.

     "Barclays's Indebtedness" shall mean the $13,000,000 principal amount
      -----------------------
revolving and term credit and letter of credit facility provided to the Company by the Lender under the Loan Agreement and any interest accrued thereon.

     "Basic Documents" shall mean the Company Documents, the Guaranty, the
      ---------------
documents implementing the Restructuring and the Loan Agreement.

     "Business Day" shall mean any day other than a Saturday, Sunday and any
      ------------
other day which is a legal holiday in the State of Connecticut or a day on which banking institutions located therein are required or authorized by law to close.

     "Capital Expenditure" shall mean expenditures made or liabilities incurred
      -------------------
for the acquisition of any fixed assets or improvements, replacements, substitutions or additions thereto which have a useful life of more than one (1) year, including without limitation the direct or indirect acquisition of such assets by way of increased product or service charges, offset items or otherwise and the principal portion of payments with respect to Capitalized Lease Obligations.

     "Capitalized Lease Obligation" shall mean any Indebtedness represented by
      ----------------------------
obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of such Indebtedness shall be the capitalized amount of such obligations determined in accordance with GAAP.

     "Capital Lease" shall mean any Lease which, in accordance with GAAP, is or
      -------------
would be required to be capitalized on the lessee's balance sheet, in each case taken at the amount thereof capitalized in accordance with GAAP.

     "CERCLA" shall mean the Comprehensive Environmental Response, Compensation
      ------
and Liability Act of 1989, as amended, and all rules, regulations and rulings issued thereunder.

     "Certificate of Incorporation" shall mean, with respect to any Person which
      ----------------------------
is a corporation, the certificate of incorporation, articles of incorporation, charter or other constitutional documents of such Person.

     "Closing Date" shall mean November 17, 1993, or such other day as the
      ------------
Purchaser and the Company may agree.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time
      ----
to time, and the regulations and rulings issued thereunder.

     "Commission" shall mean the Securities and Exchange Commission or any other
      ----------
Federal agency administering the Securities Act.

     "Common Stock" shall mean the Company's voting common stock, no par value
      ------------
per share.

     "Company" shall have the meaning given to that term in the preamble of this
      -------
Agreement.

     "Company Documents" shall mean this Agreement, the Notes, the Registration
      -----------------
Rights Agreement and the Warrants.

     "Consolidated" refers to the consolidation of accounts of a Person in
      ------------
accordance with GAAP, including without limitation principles of consolidation, consistent with those applied in the preparation of the consolidated financial statements referred to in Section 3.2.

     "Control" shall mean the possession, directly or indirectly, of the power
      -------
to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Stock, by contract or otherwise.

     "Current Assets" shall mean at any date the amount at which all of the
      --------------
current assets of a Person properly would be classified as current assets shown on a balance sheet at such date in accordance with GAAP.

     "Default" shall mean an event or condition the occurrence or existence of
      -------
which would, with the lapse of time or the giving of a required notice or both, become an Event of Default.

     "Default Rate" shall mean the rate per annum equal to the interest rate
      ------------
payable on the Notes plus 2%, or, if lower, the highest rate permitted by applicable law.

     "Distribution" shall mean and include with respect to any corporation:
      ------------
(i) the payment of any dividends or other distributions on capital stock of the corporation (except distributions in such stock) and (ii) the redemption or acquisition of Securities unless made contemporaneously from the net proceeds of the sale of Securities.

     "Environmental Laws" shall mean any and all Federal, state, local and
      ------------------
foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, codes, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges or releases of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes into the environment, including without limitation ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes or the clean-up or other remediation thereof.

     "Environmental Liabilities" means all liabilities of the Company and each
      -------------------------
Subsidiary, whether vested or unvested, contingent or fixed, actual or potential, known or unknown, which arise under or relate to Environmental Laws or arise in connection with or relate to any matter disclosed or required to be disclosed in Schedule 3.14.
             -------------

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time, and the regulations and rulings issued thereunder.

     "ERISA Affiliate" shall mean all members of a controlled group of
      ---------------
corporations and all trades or businesses (whether or not incorporated) under common control that, together with the Company, would be treated as a single employer under Section 414 of the Code.

     "ESOP Guaranty"  shall mean that certain Guaranty Agreement made the 1st
      -------------
day of November, 1988, by the Company to Steven Townsend, Trustee of a Trust Agreement dated November 1, 1988 for the benefit of Norman Cloutier, Steven Townsend, Daniel Atwood and Theodore Cloutier.

     "ESOP Notes" shall mean that certain promissory note executed by the
      ----------
Trustees of the Company's Employee Stock Ownership Trust in favor of Steven Townsend as Trustee for Norman Cloutier, Steven Townsend, Daniel Atwood and Theodore Cloutier in the original principal amount of $4,080,000, dated November 1, 1988, as amended by the certain Modification to Fixed Rate Term Loan Note dated February 26, 1993, together with any amendment, extension, replacement or renewal thereof.

     "Event of Default" shall have the meaning set forth in Article 9.
      ----------------

     "Fiscal Month" shall mean a fiscal month of the Company consisting of a
      ------------
calendar month.

     "Fiscal Quarter" shall mean a fiscal quarter of the Company consisting of a
      --------------
calendar quarter ending on January 31, April 30, July 31 or October 31, as the case may be.

     "Fiscal Year" shall mean a fiscal year of the Company commencing on
      -----------
November 1 and ending on October 31.

     "Funded Indebtedness" shall mean (i) all Indebtedness as defined in clauses
      -------------------
(i), (ii), (iii), (iv), (v) and (vi) of the definition of Indebtedness which matures or is extendible to, a date twelve months after the date of calculation and (ii) all Short-Term Indebtedness which is outstanding for 12 consecutive months without having been repaid for a period of not less than 30 consecutive days during such period.

     "GAAP" shall mean generally accepted accounting principles, consistently
      ----
applied.

     "Guaranteed Indebtedness" of any Person means all Indebtedness referred to
      -----------------------
in clause (i), (ii), (iii) or (iv) of the definition of "Indebtedness" in this
Article 1 guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person (or secured by any assets of such

Person) through an agreement (i) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss,
(iii) to supply funds to, or in any other manner invest in, the debtor (including without limitation any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (iv) otherwise to assure a creditor against loss or to grant a security interest in property for the benefit of any such creditor. On the date of this Agreement, the Company's Guaranteed Indebtedness includes without limitation the ESOP Notes.

     "Guarantor" shall mean (i) Retail and (ii) each other Person that from time
      ---------
to time becomes a party to the Guaranty or otherwise guarantees the obligations of the Company hereunder.

     "Guaranty" shall mean the Guaranty in the form of Exhibit A entered into by
      --------                                         ---------
the Guarantor.

     "Holders" shall mean the Purchaser and any subsequent holder of Notes or
      -------
Warrants other than the Company or any of the Companys' Affiliates.

     "Indebtedness" of any Person means (without duplication), as of any
      ------------
specified date, the aggregate amount outstanding or owing under (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services or amounts payable under any contracts (including without limitation all obligations in respect of principal and interest payable on such indebtedness and all other obligations, contingent or otherwise, of such Person in connection with letter of credit facilities, acceptance facilities or other similar facilities and in connection with any agreement to purchase, redeem, exchange, convert or otherwise acquire for value any capital stock of, or other equity interest in, such Person or any other Person), (ii) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, (iii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (iv) all obligations of such Person under any Capital Lease, (v) all Indebtedness referred to in clause (i), (ii), (iii) or (iv) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien, security interest or other charge or encumbrance upon or in property (including without limitation accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, (vi) all Guaranteed Indebtedness of such Person, (vii) all liabilities incurred by such Person or any ERISA Affiliate to the PBGC upon the termination under Section 4041 or Section 4042 of ERISA of any Pension Plan, (viii) all Withdrawal Liabilities of such Person or any of its ERISA Affiliates and (ix) all increases in the amount of contributions required to be made by such Person and its ERISA Affiliates in each fiscal year of such Person to Multiemployer Plans, due to the reorganization or termination of any such Multiemployer Plan within the meaning of Title IV of ERISA, over the average annual amount of such contributions required to be made during the last three (3) years preceding such reorganization or termination.

     "Insufficiency" shall mean with respect to any Plan, at any time, the
      -------------
amount (if any) by which (i) the present value of all benefits under such Plan exceeds (ii) the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan.

     "Interest Expense" shall mean, for any accounting period, the aggregate
      ----------------
amount of interest expense accrued for such period on Indebtedness of the Company and its Subsidiaries (on a Consolidated basis), including without limitation imputed interest expense under Capital Leases, all determined in accordance with GAAP, excluding amortization of debt discount and expense and interest paid in kind.

     "Interest Payment Date" shall mean January 1, April 1, July 1 and October 1
      ---------------------
of each year.

     "Inventory" shall mean all of the Company's and its Subsidiaries'
      ---------
inventory, whether now owned or hereafter acquired, including without limitation all goods intended for sale or lease by such Person, or for display or demonstration; all work in process; all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, printing, packing, shipping, advertising, selling, leasing or furnishing of such goods or otherwise used or consumed in such Person's business; and all documents evidencing and general intangibles relating to any of the foregoing, whether now owned or hereafter acquired by such Person.

     "Investment" shall mean any direct or indirect investment in any Person
      ----------
whether by means of share purchase, asset purchase, loan, capital contribution, advance, or otherwise.

     "Lease" shall mean any lease or other periodic payment arrangement for the
      -----
use of property (real, personal or mixed).

     "Lender" shall mean Barclays Business Credit, Inc., a Connecticut
      ------
corporation and its successors and assigns.

     "Leverage" shall mean with respect to any fiscal period all Indebtedness of
      --------
the Company (but, for purposes of this definition of Leverage only, exclusive of the aggregate outstanding balance due under or in respect of the ESOP Notes) divided by the sum of (i) Adjusted Tangible Net Worth and (ii) the aggregate outstanding balance due under or in respect of the ESOP Notes.

     "Licenses" shall mean all authorizations, orders, variances, approvals,
      --------
licenses, franchises and permits granted by any public or governmental regulatory body which are now or hereafter held by the Company and/or its Subsidiaries or under which the Company and/or its Subsidiaries now or hereafter have the right to conduct their business as proposed to be conducted or which are now or hereafter material to the conduct of the business of the Company and/or its Subsidiaries, either individually or in the aggregate, as proposed to be conducted, including without limitation any and all extensions or renewals thereof.

     "Loan Agreement" shall mean the Loan and Security Agreement, dated January
      --------------
21, 1993, between the Company and the Lender, as amended from time to time, and any other certificates, exhibits, or instruments relating thereto.

     "Maturity Date" shall mean October 31, 1998.
      -------------

     Multiemployer Plan" shall mean a "multiemployer plan" as defined in
     ------------------
Section 4001(a) (3) of ERISA, to which the Company or any ERISA Affiliate is making or accruing an obligation to make contributions or has within any of the preceding five (5) plan years made or accrued an obligation to make contributions.

     "Note or Notes" shall mean the Senior Notes issued by the Company
      -------------
hereunder, and such term shall include each note which shall be delivered in substitution or exchange for any such note which is at the time outstanding.

     "Operating Cash Flow" shall mean, for any accounting period, the sum
      -------------------
(without duplication), determined on a Consolidated basis for the Company, of
(i) net income for such period, plus (ii) to the extent deducted in determining
                                ----
net income for such period, the sum of (a) depreciation and amortization (including without limitation deferred financing costs, organization costs and non-compete amortization) for such period, (b) interest expense for such period,
(c) provision for income taxes for such period, (d) extraordinary losses for such period, (e) non-compete expenses for such period to the extent not capitalized in accordance with GAAP and (f) losses on sales of fixed assets not in the ordinary course of business for such period after giving effect to any related charges for, reductions of or provisions for taxes thereon, minus (iii)
                                                                    -----
to the extent included in the calculation of net income for such period, the sum of (a) other income (including without limitation interest income) for such period, (b) extraordinary gains for such period (c) gains on sales of fixed assets not in the ordinary course of business for such period after giving effect to any related charges for, reductions of or provision for taxes thereon, and (d) provision for income tax credit for such period not otherwise netted against income taxes in clause (ii) (c) above; and minus (iv) the amount of any Capital Expenditures
                           -----
other than Capital Expenditures included in the purchase price of any Permitted Retail Investment.

     "Payment Blockage Period" shall mean the period commencing on the date of
      -----------------------
receipt by the Holders of written notice from the Lender of a Senior Nonmonetary Default and ending on the earlier of (i) the date on which such Senior Nonmonetary Default shall have been cured or waived or shall have ceased to exist or the Senior Indebtedness shall have been discharged or (ii) the 120th day after the date of such receipt of such written notice.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation and any
      ----
successor or substitute organization performing similar functions.

     "Pension Plan" shall mean an employee pension benefit plan which is
      ------------
covered by Title IV of ERISA or subject to the minimum funding standards under
Section 412 of the Code and is either (i) maintained by the Company or any ERISA Affiliate for employees of the Company or any ERISA Affiliate or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one (1) employer makes contributions and to which the Company or any ERISA Affiliate is then making or accruing an obligation to make contributions or has within the preceding five (5) plan years made contributions.

     "Permitted Retail Investments" shall mean the purchase by Retail or one of
      ----------------------------
Retail's Wholly-Owned Subsidiaries of all but not less than all of the capital stock of or all or substantially all of the assets of one or more Persons engaged in the retail sale of natural foods so long as after giving effect to such purchase no Default or Event of Default exists or would exist under this Agreement.

     "Person" shall mean any corporation, association, partnership, joint
      ------
venture, limited liability company, organization, business, individual, government or any agency or political subdivision thereof or any other entity.

     "Plan" shall mean an employee benefit plan, as defined in Section 3(3) of
      ----
ERISA, at any time maintained by the Company or any ERISA Affiliate for employees of the Company or any ERISA Affiliate or in which any such employees participate or at any time participated when employed by the Company or any ERISA Affiliate.

     "Preferred Stock" as applied to the capital stock of any corporation, means
      ---------------
the capital stock of any class or classes (however designated) which is preferred as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such corporation, over shares of capital stock of any other class of such corporation. The "amount" of any Preferred Stock outstanding means the aggregate amount of liquidation preferences (voluntary or involuntary, whichever is greater), and accrued but unpaid dividends payable, in respect of the issued and outstanding shares of such Preferred Stock.

     "Properties" shall mean the real properties owned or leased by the Company
      ----------
or its Subsidiaries.

     "Purchaser" shall have the meaning given to that term in the preamble of
      ---------
this Agreement.

     "Registration Rights Agreement" shall mean the Registration Rights
      -----------------------------
Agreement by and between the Company and the Purchaser dated as of the Closing Date.

     "Registration Statement" shall mean a registration statement filed by the
      ----------------------
Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successor forms, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity).

     "Rentals" shall mean, as of the date of determination, all payments which
      -------
the lessee is required to make by the terms of any lease.

     "Requisite Holders" shall mean, with respect to the Notes, the Holders of a
      -----------------
majority of the outstanding principal amount of Notes; and "Requisite Holders of
                                                            --------------------
the Warrants" shall have the meaning assigned thereto in the Warrant.
- ------------

     "Restricted Action" shall mean the sale, transfer, pledge or other
      -----------------
disposition of any Note.

     "Restricted Investment" shall mean any Investment in cash or by delivery of
      ---------------------
any interest in any kind of property or asset, whether real, personal or mixed, tangible or intangible (for purposes of this definition, "Property"), to any Person, whether by acquisition of stock, Indebtedness or other obligation or Security, or by loan, advance or capital contribution, or otherwise, or in any Property except the following: (i) investments in one or more Wholly-Owned Subsidiaries of the Company, including without limitation wholly-Owned Subsidiaries of Retail; (ii) Property to be used in the ordinary course of business; (iii) Current Assets arising from the sale of goods and services in the ordinary course of business of the Company and its Subsidiaries; (iv) investments in direct obligations of the United States of America, provided that such obligations mature within one (1) year from the date of acquisition thereof; (v) investments in certificates of deposit maturing within one (1) year from the date of acquisition issued by a bank or trust company organized under the laws of the United States of America or any state thereof having capital surplus and undivided profits aggregating at least $100,000,000; (vi) investments in commercial paper given the highest rating by a national credit rating agency and maturing not more than 270 days from the date of creation thereof; and (vii) Permitted Retail Investments.

     "Restructuring" shall mean the contribution by the Company to Retail of all
      -------------
of the issued and outstanding stock of Cheese & Stuff, Inc., Food for Thought Foods Market, Inc. and The Health Hut, Inc. and the assumption by Retail of certain of the Company's liabilities incurred in connection with the Company's acquisition of such stock.

     "Retail" shall have the meaning assigned to that term in the recitals of
      ------
this Agreement.

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any
      --------------
similar Federal statute, and the rules and regulations promulgated by the Commission thereunder, all as the same shall be in effect at the time.

     "Security" or "Securities" shall have the meaning assigned to that term by
      --------      ----------
Section 2(1) of the Securities Act.

     "Seller Financing Indebtedness" shall mean (i) the Indebtedness of the
      -----------------------------
Company to the sellers of the common stock of The Health Hut, Inc., Food for Thought Natural Foods Market, Inc. and Cheese & Stuff, Inc.; and (ii) any Indebtedness of the Company and/or any of its Subsidiaries incurred in connection with the acquisition by the Company or any of its Subsidiaries of additional retail operations.

     "Senior Indebtedness" shall mean all obligations of the Company under the
      -------------------
Loan Agreement for the payment in accordance with the terms of the Loan Agreement as in effect on the date hereof of principal not in excess of $15,000,000, premium, if any, and interest in respect of the indebtedness outstanding thereunder.

     "Senior Nonmonetarv Default" shall mean the Company's failure or neglect to
      --------------------------
perform, keep or observe any covenant contained in the Loan Agreement other than such failure or neglect which results in a Senior Payment Default.

     "Senior Notes or Senior Notes" shall mean the Note or Notes.
      ----------------------------

     "Senior Payment Default" shall mean any default in the payment of principal
      ----------------------
of (or premium, if any) or interest on, any Senior Indebtedness upon the maturity thereof by lapse of time beyond any applicable grace period with respect thereto, acceleration (unless rescinded or annulled) or otherwise.

     "Short-Term Indebtedness" shall mean for any accounting period Indebtedness
      -----------------------
which by its terms matures less than 12 months from the date of calculation, except that any such Indebtedness which is outstanding for 12 months without having been repaid for 30 consecutive days during such period shall be deemed to be Funded Indebtedness.

     "Solvent" shall mean, as applied to any Person, that such Person (i) has
      -------
capital, cash flows and sources of working capital financing sufficient to carry on its business and transactions and all business and transactions in which it is about to engage, (ii) is able to pay its debts as they mature, and (iii) now owns assets (tangible and intangible) whose fair valuation and fair salable value presently exceeds its total liabilities (including without limitation its contingent, subordinated, unmatured and unliquidated liabilities).

     "Standard Rate of Contribution" shall mean the specific rate at which
      -----------------------------
contributions are made to any Plan.

     "Subsidiary" shall mean with respect to any Person a corporation of which
      ----------
such Person owns, directly or indirectly, 50% or more of the shares of stock entitled to vote in the election of directors (excluding shares so entitled to vote only upon a failure to pay dividends or other contingencies) or a limited partnership of which such Person owns, directly or indirectly, 50% or more of the aggregate partnership interests outstanding at the time of such determination or of which such Person or any Subsidiary of such Person is a general partner.

     "Termination Event" shall mean (i) a "reportable event," as such term is
      -----------------
described in Section 4043 of ERISA, unless the 30 day notice requirement with respect thereto has been waived by the PBGC, or an event described in Section 4062(a) of ERISA, (ii) the withdrawal of the Company or any ERISA Affiliate from a Pension Plan having a plan year in which it was a "substantial employer," as such term is defined in Section 4001(a)(2) of ERISA, or the incurrence of liability by the Company or any ERISA Affiliate under Title IV of ERISA upon the termination of a Pension Plan, (iii) the provision of a notice of intent to terminate any Pension Plan under Title IV of ERISA other than in a standard termination within the meaning of Section 4041 of ERISA, (iv) the institution of proceedings to terminate a Pension Plan by the PBGC, (v) the complete or partial withdrawal of the Company or any ERISA Affiliate from any Multiemployer Plan,
(vi) any other event or condition that might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or, (vii) any other event or condition which under the Code or ERISA might constitute grounds for the imposition of any liability or lien on the assets of the Company or any ERISA Affiliate in respect of any Pension Plan or any Multiemployer Plan.

     "Voting Stock" of a Person shall mean such Securities of such Person the
      ------------
holders of which are ordinarily, in the absence of contingencies, entitled to elect such Person's corporate directors (or persons performing similar functions).

     "Warrant or Warrants" shall have the meaning set forth in Section 2.1(b).
      -------------------

     "Warrant Certificate" shall mean a certificate setting forth the terms and
      -------------------
conditions of the Warrants.

     "Warrant Stock" shall mean the shares of Common Stock issuable upon the
      -------------
exercise of the Warrants.

     "Wholly-Owned Subsidiary" shall mean with respect to any Person a
      -----------------------
Subsidiary which is directly or indirectly wholly-owned by such Person.

     "Withdrawal Liability" shall have the meaning given to such term under Part
      --------------------
I of the Subtitle E of Title IV of ERISA.

                                   ARTICLE 2

                              Notes and Warrants
                              ------------------

     Section 2.1    Authorization of Issuance of Notes and Warrants.
                    -----------------------------------------------

     (a) The Company shall authorize the issuance of its Senior Notes in the aggregate principal amount of $6,500,000, to be dated the date of issue thereof, to mature on the Maturity Date, to bear interest on the outstanding and unpaid balance thereof at a rate equal to eight percent (8%) per annum from and including the date of issuance through and including October 31, 1994; nine percent (9%) per annum from and including November 1, 1994 through and including October 31, 1995; ten percent (10%) per annum from and including November 1, 1995 through and including October 31, 1996; eleven percent (11%) per annum from and including November 1, 1996 through and including October 31, 1997; and twelve percent (12%) per annum from and including November 1, 1997 through and including the Maturity Date; payable quarterly in arrears on each Interest Payment Date, commencing on the Interest Payment Date which most closely succeeds the date of issuance, and to be substantially in the form of Exhibit B.
                                                                      ---------
All interest shall be calculated on the basis of a 360-day year comprised of twelve 30-day months.

     (b) The Company shall authorize the issuance of warrants to purchase 21,212 shares (subject to adjustment as provided in the Warrants) of its Common Stock (the "Warrants"), which Warrants shall be substantially in the form of Exhibit C.
- ---------

     Section 2.2    Interest Rates.  It is the intent of the Purchaser and the
                    --------------
Company that the rates of interest and all other charges hereunder and under the Notes be lawful. In no event shall the interest charged with respect to this Agreement or the Notes exceed the maximum amount permitted under the laws of the State of Connecticut or of any other applicable jurisdiction. Notwithstanding anything to the contrary herein or elsewhere, if at any time the rate of interest called for hereunder or under any Note (the "Stated Rate") exceeds the highest rate of interest permissible under any applicable law (the "Maximum Lawful Rate"), then for so long as the Maximum Lawful Rate would be so exceeded, the rate of interest payable shall be equal to the Maximum Lawful Rate; provided, however, that if at any time thereafter the Stated Rate is less than
- --------  -------
the Maximum Lawful Rate, the Company shall, to the extent permitted by law, continue to pay interest at the Maximum Lawful Rate until such time as the total interest received by the Holders is equal to the total interest which the Holders would have received had the Stated Rate been (but for the operation of this Section 2.2) the interest rate payable. Thereafter, the interest rate payable shall be the Stated Rate unless and until the Stated Rate again exceeds the Maximum Lawful Rate, in which event this Section 2.2 shall again apply. In no event shall the total interest received by the Holders exceed the amount which the Holders could lawfully have received had the interest been calculated for the full term of this Agreement at the Maximum Lawful Rate. In computing interest payable with reference to the Maximum Lawful Rate, such interest shall be calculated at a daily rate equal to the Maximum Lawful Rate divided by 360 days for each year in which such calculation is made. If the Holders have received interest hereunder in excess of the Maximum Lawful Rate, then such amount shall be applied to the unpaid principal balances of the Notes, Pro rata
                                                                       --------
in accordance with their respective unpaid balances, or if the Notes have been paid in full, shall promptly be refunded to the Company.

     Section 2.3    Purchase and Sale of Notes and Warrants.  On the Closing
                    ---------------------------------------
Date, the Company hereby agrees to sell to the Purchaser and, subject to the terms and conditions set forth herein and in the Warrant, as applicable, the Purchaser agrees to purchase $6,500,000 aggregate principal amount of Notes and the Warrants for an aggregate purchase price of $6,500,000. At 10:00 a.m. New York City local time on the Closing Date, or at such other time as the Purchaser and the Company may agree, the Company shall deliver to the Purchaser at the offices of Robinson & Cole, Hartford, Connecticut, the Notes and the Warrants, registered in the Purchaser's name, against payment of the purchase price there for by fedwire transfer of immediately available funds to the account of the Company and/or the Company's designee(s).

     Section 2.4    Optional Prepayment of Notes.
                    -----------------------------

     (a) The Notes shall be subject to prepayment, in whole or in part, at the option of the Company in integral multiples of $100,000 of prepaid principal.

     (b) The Company shall give each holder of Notes irrevocable written notice of each optional prepayment not less than 20 nor more than 40 Business Days prior to the prepayment date, specifying the prepayment date and the principal amount of Notes held by such holder to be prepaid. Such notice of prepayment having been given, on the prepayment date specified in such notice there shall become due and payable, and the Company shall pay, the aggregate principal amount of the Notes specified therein, together with all interest accrued thereon.

     Section 2.5    Mandatory Repayment of Notes.  Upon the closing of any
                    ----------------------------
public offering, private placement or similar sale or transfer of any debt or equity securities of the Company or any of its Subsidiaries, the net proceeds to the Company of such transaction shall, at the election of the Purchaser, be paid to the Purchaser. The Purchaser shall apply such payment among the Notes held by the Holders Pro rata in accordance with their respective outstanding principal
            --- ----
amounts, first to any amounts then due under this Agreement other than interest or principal, second to interest accrued and then due, and the balance to principal then outstanding. The Company shall pay to the Purchaser by fedwire transfer all amounts required to be paid pursuant to this Section 2.5 out of the proceeds of such offering, placement or sale or transfer on the date such transaction is consummated.

     Section 2.6    Payments and Notations.
                    ----------------------

     (a) Except as otherwise expressly provided in this Agreement, each payment of principal of and interest on the Notes, including without limitation each prepayment of the principal of the Notes and interest accrued on the amount prepaid, shall be applied among the Notes held by the Holders pro rata in
                                                              --------
accordance with their respective outstanding principal amounts, first to any amounts then due under this Agreement other than interest or principal, second to interest accrued and then due, and the balance to principal then due.

     (b) Prior to any sale or other disposition of any Note, the Holder thereof may make a notation thereon (or on a paper annexed thereto) of the unpaid principal amount thereof and the last date to which principal and interest have been paid thereon; provided that the Holders shall have no obligation to make
                   --------
such notation and the obligations of the Company under the Notes shall not be affected by any failure of a Holder to make such notation or by any such notation. Upon payment in full of the principal of and interest on a Note, it shall be canceled and returned to the Company.

     Section 2.7    Form and Terms of Payment.  All payments by the Company of
                    -------------------------
the principal of and interest on the Notes shall be made in immediately available funds by 1:00 p.m., New York City local time on the due date thereof at the address of the Purchaser specified in Section 16.1 (or at such other address or addresses as shall have been furnished to the Company in writing not less than ten (10) days prior to the applicable payment date). If any payment of the principal of or interest on the Notes shall become due on a day which is not a Business Day, such payment shall be made on the next preceding Business Day.

     Section 2.8    Acquisition of Notes by Company.  The Company shall not, and
                    -------------------------------
shall not permit any Subsidiary or Affiliate of the Company to, directly or indirectly, purchase or otherwise acquire any Notes except by way of an offer to the Holders of all outstanding Notes to purchase a pro rata portion of each such
                                                   --- ----
Note.

     Section 2.9    Fee.  The Company has agreed to pay a nonrefundable
                    ---
investment banking fee of $200,000 to The Boston Corporate Finance Group, Inc., on the Closing Date. The Company acknowledges that the foregoing fee has been fully earned and is not subject to refund for any reason. The aggregate amount of fees and expenses payable by the Company pursuant to this Section 2.9 and pursuant to the first sentence of Section 13.1 with respect to the Purchaser's expenses incurred in connection with the preparation of this Agreement, the Notes and the Warrants on or before the Closing Date shall not exceed $220,000.


                                   ARTICLE 3

                 Representations and Warranties of the Company
                 ---------------------------------------------

     In order to induce the Purchaser to enter into this Agreement and to purchase the Notes and Warrants, the Company makes the following representations and warranties to the Purchaser as of the date of this Agreement (unless otherwise stated):

     Section 3.1    Corporate Existence.  (a) Each of the Company and its
                    -------------------
Subsidiaries: (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; (ii) has all requisite corporate power, and has all governmental licenses, authorizations, consents, permits and approvals (including without limitation all Licenses and any other license, authorization, consent, permit or approval required under any Environmental Law) necessary to own its assets and carry on its business as now being or as proposed to be conducted and to consummate the transactions contemplated hereunder (except such licenses, authorizations, consents and approvals which, in the aggregate, will not materially adversely affect the condition (financial or otherwise), assets, nature of assets, liabilities (including without limitation tax, ERISA and Environmental Liabilities) or prospects of the Company and its Subsidiaries either individually or taken as a whole), and (iii) is qualified to do business in all jurisdictions in which the nature of the business it conducts makes such qualification necessary or where failure so to qualify would have a material adverse effect on its condition (financial or otherwise), assets, nature of assets, liabilities (including without limitation tax, ERISA and Environmental Liabilities) or prospects of the Company and its Subsidiaries either individually or taken as a whole.

     (b) The Company has authorized capital consisting solely of 200,000 shares of Common Stock, no par value per share, and 100,000 shares of Common Stock are issued and outstanding. Schedule 3.1(b) sets forth the authorized capital of
                        ---------------
each Subsidiary of the Company and the number of shares of each class of such authorized capital which are issued and outstanding. Schedule 3.1(b) sets forth
                                                     ---------------
the holders and number of outstanding shares of capital stock of the Company held by each such holder. All of such outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. Except as otherwise stated in this Section 3.1 and Schedule 3.1(b) and except for the
                                         --------------
shares of Common Stock to be issued upon the exercise of the Warrants, neither the Company nor any of its Subsidiaries nor any holder of capital stock of the Company or any of its Subsidiaries has granted or issued, or agreed to grant or issue, any options, warrants or similar rights to acquire, subscribe for or receive any of the shares of capital stock of any class of the Company or any securities convertible into shares of such capital stock.

     (c) The Common Stock initially issuable upon exercise of the Warrants has been duly authorized and reserved for issuance upon exercise of the Warrants, and, when issued as provided in the Warrants against payment therefor in accordance with the terms of the Warrants, such Common Stock will be duly authorized, validly issued, fully paid and nonassessable.

     Section 3.2    Information.  (a) Neither this Agreement, the Notes, the
                    -----------
Warrants and the Schedules attached thereto nor any other document, certificate or written statement of the Company or any of its Affiliates furnished to the Purchaser in connection herewith will contain as of the Closing Date any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein and therein not misleading. There is no fact that the Company or any of its Affiliates has knowingly failed to disclose to the Purchaser in writing that materially affects adversely, or so far as the Company can now foresee, will materially affect adversely the Properties, business, prospects, profits or condition (financial or otherwise) of the Company or any of its Subsidiaries or the ability of the Company or any of its Subsidiaries to perform this Agreement.

     (b)  Without limiting the generality of Section 3.2(a):

          (i) The audited Consolidated balance sheet of the Company and its Subsidiaries as of October 31, 1992 and the related audited Consolidated statements of income, changes in stockholders' equity and cash flow for the Fiscal Year ended October 31, 1992 (collectively, the "Financial Statements"), have been prepared in accordance with GAAP. The Financial Statements fairly present the financial position of the Company and its Subsidiaries as of

     October 31, 1992, and the results of their operations and their cash flows for the Fiscal Year ended October 31, 1992, in conformity with GAAP.

          (ii) The monthly management reports of the Company and its Subsidiaries (on a Consolidated basis) as of September 30, 1993 (collectively, the "Interim Financial Statements") have been prepared in accordance with GAAP. The Interim Financial Statements fairly present the financial position of the Company and its Subsidiaries as of September 30, 1993 and the results of their operations and their cash flows for the eleven-month period then ended, in conformity with GAAP.

          (iii) The pro forma monthly management report of the Company and its Subsidiaries as of September 30, 1993, a copy of which has heretofore been delivered to the Purchaser, fairly presents in conformity with GAAP on a pro forma basis what the financial position of the Company and its Subsidiaries would have been on such date, adjusted to give effect to the transfer to Retail of the retail sales assets and liabilities of the Company.

          (iv) The pro forma Consolidated balance sheet of the Company and its Subsidiaries as of September 30, 1993, a copy of which has heretofore been delivered to the Purchaser, fairly presents in conformity with GAAP on a pro forma basis what the financial position of the Company and its Subsidiaries would have been as of such date, as adjusted to give effect to the consummation of the Restructuring.

          (v) The Company and its Subsidiaries did not on the date of the balance sheets referred to in Section 3.2(b)(i), and the Company and its Subsidiaries will not on the Closing Date, have any material contingent liabilities, material liabilities for taxes, unusual and material forward or long-term commitments or material unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in such balance sheets.

     (c) The Company has disclosed to the Purchaser in writing any and all facts (other than general economic conditions) which materially and adversely affect or may affect (to the extent it can reasonably foresee) the condition (financial or otherwise), assets, nature of assets, liabilities (including without limitation tax, ERISA and Environmental Liabilities) or prospects of the Company and its Subsidiaries, taken as a whole, or the ability of the Company or any Guarantor to perform its obligations under each Basic Document to which it is a party or the ability of the Company or any Subsidiary of the Company to conduct its activities or operations in the normal course of business at any of its owned or leased properties.

     (d) Since October 31, 1992, there has been no material adverse change in the condition (financial or otherwise), assets, nature of assets, liabilities (including without limitation tax, ERISA and Environmental liabilities) or prospects of the Company or any of its Subsidiaries or to the best of the Company's knowledge after due inquiry, in the ability of the Company or any Guarantor to perform its obligations under each Basic Document to which it is a party.

     (e) Immediately prior to the consummation of the Restructuring (i) Retail had authorized capital consisting solely of 10,000 shares of common stock, no par value per share; (ii) Retail had 1,000 shares of common stock issued and outstanding, all of which shares were owned by the Company; (iii) all of such outstanding shares had been duly authorized and validly issued and were fully paid and nonassessable; and (iv) Retail had no material liabilities and no assets other than the consideration Retail received for the issuance of such common stock.

     Section 3.3    Litigation.  Except as set forth on Schedule 3.3, there are
                    ----------                          ------------
no legal or arbitral proceedings or any proceedings by or before any governmental or regulatory authority or agency, now pending or, to the best of the Company's knowledge after due inquiry, threatened against or affecting the Company or any of its Subsidiaries in which there is a reasonable possibility of an adverse decision which could have a material adverse effect on the condition (financial or otherwise), assets, nature of assets, liabilities (including without limitation tax, ERISA and Environmental Liabilities) or prospects of such Persons, taken either individually or as a whole, or, to the best of the Company's knowledge after due inquiry, on the ability of the Company or any Guarantor to perform its obligations under each Basic Document to which it is a party.

     Section 3.4    No Breach.  The execution and delivery of the Basic
                    ---------
Documents, the consummation of the Restructuring and the transactions therein contemplated and the compliance with the terms and provisions thereof will not
(a) conflict with or result in a breach of, or require any consent under, the certificate of incorporation or by-laws of the Company or any of its Subsidiaries; any applicable law or regulation; any order, writ, injunction or decree of any court or governmental authority or agency; any material lease; or any other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it is bound or to which it is subject; (b) constitute a default under any such lease, agreement or instrument; or (c) (except for the liens created pursuant to the Loan Agreement) result in the creation or imposition of any lien upon any of the revenues or assets of the Company or any of its Subsidiaries pursuant to the terms of any such agreement or instrument.

     Section 3.5    Corporate Action.  Each of the Company and its Subsidiaries
                    ----------------
and the Guarantor has all necessary corporate power and authority to consummate the Restructuring and to execute, deliver and perform its obligations under the Basic

Documents to which it is a party; the consummation of the Restructuring and the execution, delivery and performance by the Company, (and after giving effect to the Restructuring) Retail and the Guarantor of the Basic Documents to which they are parties have been duly authorized by all necessary corporate action; and each Basic Document has been duly and validly executed and delivered by the Company and each of its Subsidiaries that is a party thereto, including without limitation the Guarantor, and constitutes the legal, valid and binding obligation of the Company and such Subsidiary, in each case enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or moratorium or other similar laws relating to the enforcement of creditors' rights generally and by general equitable principles.

     Section 3.6    Approvals.  Each of the Company and its Subsidiaries and the
                    ---------
Guarantor has obtained all authorizations, approvals and consents of, and has made all filings and registrations with, any governmental or regulatory authority or agency necessary for the consummation of the Restructuring and the execution, delivery or performance by it of any Basic Document to which it is a party, or for the validity or enforceability thereof, except for filings and recordings of the liens created pursuant to, or permitted by, the Loan Agreement.

     Section 3.7    Regulations G, T and X.  None the Company or any of its
                    ----------------------
Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any margin security (within the meaning of Regulation G of the Board of Governors of the Federal Reserve System) and no part of the proceeds of the Notes or the Warrants will be used, directly or indirectly, to purchase or carry, or for the purpose of reducing or retiring any Indebtedness which was originally incurred to carry, any such margin security or for any purpose which might cause this Agreement and the transactions contemplated hereby to violate Regulation G, Regulation T, Regulation X or any other Regulation of the Board of Governors of the Federal Reserve System or the Securities Exchange Act of 1934, as amended. If requested by the Purchaser, the Company shall promptly furnish the Purchaser with a statement in conformity with the requirements of Federal Reserve Form G-1 referred to in Regulation G.

     Section 3.8    ERISA.  (a)  Except as set forth in Schedule 3.8, as of the
                    -----                               ------------
date of this Agreement, neither the Company nor any of its ERISA Affiliates maintains or contributes to any Plan or Multiemployer Plan. No Termination Event has occurred or is planned with respect to any Pension Plan or Multiemployer Plan which Termination Event could result in a material liability of the Company or its ERISA Affiliates. No condition or event currently exists that could result in a Termination Event that could result in a material obligation of the Company or its ERISA Affiliates. Except as set forth in Schedule 3.8, if any
                                                        ------------
Pension Plan were to be terminated, neither the Company nor its ERISA Affiliates would incur any material liability under Title IV of ERISA. If the Company or its ERISA Affiliates were to completely or partially withdraw from any Multiemployer Plan, the Company would not incur any material liability under Title IV of ERISA. No Pension Plan of the Company which is subject to Section 302 of ERISA or Section 412 of the Code has incurred any "accumulated funding deficiency" (as defined in such Sections)

     (b) The Company and its ERISA Affiliates have made all contributions to each Pension Plan and each Multiemployer Plan which they are required to make.

     (c)  Except as set forth in Schedule 3.8, the Company and its ERISA
                                 ------------
Affiliates have complied with the requirements of Section 4980B of the Code in respect of each Plan which any one or more of them maintains and which is subject to Sections 162(i) and 4980B of the Code.

     (d) As of the date of this Agreement, neither the Company nor its ERISA Affiliates maintains, plans to contribute to or reasonably expects to contribute to any Plan which provides benefits, including without limitation, death or medical benefits (whether or not insured), with respect to current or former employees of the Company or its ERISA Affiliates beyond their retirement or other termination of service, except (i) coverage mandated by statute, (ii) death benefits under any Pension Plan or Multiemployer Plan, (iii) retirement benefits under any Pension Plan or Multiemployer Plan, (iv) benefits in the nature of severance pay, or (v) programs for postemployment medical insurance the cost of which is borne entirely by the covered former employee.

     (e) Neither the Company nor its ERISA Affiliates nor any Plan, nor to the best of the Company's knowledge after due inquiry, any Multiemployer Plan, has engaged in any transaction that could, directly or indirectly, result in any material liability of the Company or its ERISA Affiliates taken as a whole pursuant to (i) Sections 302, 409, 502(i), 4062, 4063, 4064 or 4069 of ERISA,
(ii) Sections 4971, 4972, 4975, 4976, 4979 or 4980 of the Code, or (iii) any
statute or agreement pursuant to which the Company or its ERISA Affiliates has agreed to indemnify or is required to indemnify any Person against liability incurred under, or for a violation or failure to satisfy the requirements of, any such statute.

     (f) The consummation of the transactions contemplated in the Basic Documents does not and will not result in any prohibited transaction described in Section 406 of ERISA or Section 4975 of the Code, for which an exemption is not available or has not been obtained.

     (g) Neither the Company nor its ERISA Affiliates has received any notification that any Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and, to the best of the Company's knowledge after due inquiry, no such Multiemployer Plan is reasonably expected to be in reorganization or to be terminated within the meaning of Title IV of ERISA.

     Section 3.9    Taxes.  Each of the Company and its Subsidiaries has filed
                    -----
all United States Federal income tax returns and all other material tax returns which are required to be filed by it and has paid all taxes due pursuant to such returns or pursuant to any assessment received by it, except to the extent the same may be contested as permitted by Section 7.2. The charges, accruals and reserves on the books of such Persons in respect of taxes and other governmental charges are, in the opinion of the Company, adequate.

     Section 3.10   Subsidiaries; Agreements; Licenses.
                    ----------------------------------

     (a)  Schedule 3.10(a) is a complete and correct list, as of the date of
          ----------------
this Agreement and after giving effect to the Restructuring, of all Subsidiaries of the Company and of all Investments held by the Company or any of its Subsidiaries in any joint venture or other Person. Except for the liens created under the Loan Agreement and those liens listed on Schedule 3.10(a), the Company
                                                   ----------------
or Retail owns, or after the Restructuring will own, free and clear of liens, all outstanding shares of such Subsidiaries and all such shares are validly issued, fully paid and nonassessable and the Company (or the respective Subsidiary of the Company) also owns, or after the Restructuring will own, free and clear of liens, all such Investments.

     (b)  Schedule 3.10(b) is a complete and correct list of all credit
          ---------------
agreements, indentures, capitalized leases, obligations in respect of letters of credit, guaranties, joint venture agreements, and other material instruments in effect as of the date of this Agreement providing for, evidencing, securing or otherwise relating to any Indebtedness or any Material Lease Obligations (as hereinafter defined) of the Company or any of its Subsidiaries (after giving effect to the Restructuring), and all obligations of the Company or any of its Subsidiaries (after giving effect to the Restructuring) to issuers of surety or appeal bonds issued for account of the Company or any of its Subsidiaries (after giving effect to the Restructuring), and such list correctly sets forth the names of the debtor or lessee and creditor or lessor with respect to the Indebtedness or lease obligations outstanding or to be outstanding and the property subject to any lien securing such Indebtedness or lease obligation.
The Company has heretofore delivered to the Purchaser a complete and correct copy of all such credit agreements, indentures, capitalized leases, letter of credit obligations, guaranties, joint venture agreements and other material instruments, including without limitation any modifications or supplements thereto, as in effect on the date thereof. As used herein, the term "Material Lease Obligations" shall mean any operating lease which requires aggregate annual rentals during any period of twelve months during the term of such lease in an amount in excess of $100,000.

     (c)  Schedule 3.10(c) accurately and completely lists all of the Licenses
          ----------------
as of the date of this Agreement. All of such Licenses are in full force and effect and have been duly issued; no default or breach exists thereunder; and no consent, approval or assignment (other than those which have been obtained and are in full force and effect) is necessary in connection with transactions contemplated hereby to provide the Company and its Subsidiaries (as the case may be) with the full benefit of such Licenses.

     Section 3.11   Investment Company Act.  None of the Company or its
                    ----------------------
Subsidiaries is an investment company within the meaning of the Investment Company Act of 1940, as amended, or, directly or indirectly, controlled by or acting on behalf of any Person which is an investment company, within the meaning of said Act.

     Section 3.12   Public Utility Holding Company Act.  None of the Company or
                    ----------------------------------
its Subsidiaries is a "holding company", or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     Section 3.13   Ownership and Use of Properties.  (a) Each of the Company
                    -------------------------------
and its Subsidiaries shall have on the Closing Date, and at all times thereafter, legal title or ownership of, or the right to use pursuant to enforceable and valid agreements or arrangements, all tangible property, both real and personal and all franchises, licenses, copyrights, patents and know-how which are material to the operation of its business as proposed to be conducted.

     (b)  Schedule 3.13(b) accurately and completely describes all real property
          ----------------
owned or leased by the Company or its Subsidiaries or in which the Company or its Subsidiaries has an interest.

     (c) The real properties owned or used by the Company or its Subsidiaries, and the uses thereof, comply in all material respects with all applicable laws, regulations, codes, orders, ordinances, rules and statutes, including without limitation those relating to zoning and the environmental protection, and none of such properties is subject to any restrictive covenants, land use restrictions or zoning restrictions which materially interfere with its use.

     Section 3.14   Compliance With Applicable Laws.  To the best of the
                    -------------------------------
Company's and each of its Subsidiaries' knowledge, after due inquiry, the Company and each of its Subsidiaries has complied in all material respects with, and all of its Properties and other assets, business operations and Leases are in compliance in all material respects with, the provisions of all Federal, state and local laws, rules and regulations applicable to the Company, its Subsidiaries, their respective Properties and other assets and the conduct of their respective businesses, including without limitation OSHA and all Environmental Laws, and there has been no citation, notice or order of noncompliance issued to the Company or any of its Subsidiaries under any such law, rule or regulation.

     Section 3.15   Solvency.  At the Closing Date and after giving effect to
                    --------
the consummation of the transactions contemplated by the Restructuring, the Loan Agreement and this Agreement, the Company and the Guarantor will be Solvent.

     Section 3.16   Securities Act, Trust Indenture Act, Etc.
                    ----------------------------------------

     (a) Neither the registration of any security under the Securities Act or the securities laws of any state, nor the qualification of an indenture in respect thereof under the Trust Indenture Act of 1939, as amended, is required in connection with the issuance, execution and/or delivery of any Notes or Warrants.

     (b) All outstanding capital stock of the Company and its Subsidiaries has been offered, issued and sold in compliance with the requirements of all Federal and state laws applicable to the offer, issuance and sale of securities.

     Section 3.17   Offering of Notes and Warrants.  Neither the Company, nor,
                    ------------------------------
to the best of the Company's knowledge after due inquiry, Fieldstone Private Capital Group, L.P. or The Boston Corporate Finance Group, Inc. (the only Persons authorized or employed by the Company as an agent, broker, dealer or otherwise in connection with the offering or sale of the Notes and Warrants or any other security of the Company) nor any other agent acting on the Company's behalf has, directly or indirectly, offered the Notes and Warrants or any similar security of the Company for sale to, or solicited any offers to buy the Notes and/or Warrants or any similar security of the Company, or otherwise approached or negotiated with respect thereto with more than 225 Persons including the Purchaser (all of which Persons are institutional investors), and neither the Company nor any agent acting on behalf of either has taken or will take any action which would subject the issuance or sale of the Notes or Warrants to the provisions of Section 5 of the Securities Act, or to the registration or qualification requirements of any securities or Blue Sky laws of any applicable jurisdiction.

     Section 3.18   Broker's Commission.  No broker's, lender's, finder's or
                    -------------------
placement fees or commissions or any similar fees or commissions will be payable with respect to the issuance of the Notes or Warrants and/or the transactions contemplated by this Agreement or was payable in connection with any previously proposed issuances of securities by the Company, except for the $100,000.00 fee of Fieldstone Private Capital Group, L.P. to be paid by the Company and the fee payable to The Boston Corporate Finance Group, Inc., pursuant to the first sentence of Section 2.9, and the Company shall indemnify and hold the Purchaser harmless from any claim, demand or liability for any broker's, lender's, finder's or placement fees or commissions or any similar fees or commissions incurred or alleged to have been incurred in connection with the transactions contemplated by this Agreement.

     Section 3.19   Fiscal Year.  The Company's Fiscal Year commences on
                    -----------
November 1 and ends on October 31 of the calendar year.

     Section 3.20   Other Agreements.
                    ----------------

     (a) The Company has delivered to the Purchaser a true, correct and complete copy of each of the following documents in the form in which it has been executed and delivered: (i) the Loan Agreement, as amended and supplemented to the date of this Agreement, and (ii) each of the documents heretofore delivered or to be delivered in connection with the consummation of the Restructuring and the transactions contemplated by the Loan Agreement.

     (b) Except as disclosed in writing by the Company to the Purchaser, all representations and warranties of the Company contained in each of the documents described in Section 3.20(a) are true in all material respects on the date of this Agreement as if made on and as of the date of this Agreement. Except as disclosed in writing by the Company to the Purchaser, the Company has no reason to believe that any representation or warranty of any other party thereto contained in any of the documents described in Section 3.20(a) is incorrect in any material respect or that any other party thereto has breached in any respect any covenant contained therein.

     (c) The Company has delivered to the Purchaser true and complete copies of the Certificate of Incorporation and bylaws of the Company and the Certificate of Incorporation and bylaws of each of its Subsidiaries, each as amended and in full force and effect as of the date of this Agreement.

     (d) Neither the Company nor any other party thereto has given any waiver or consent under any of the documents described in Section 3.20(a).


                                   ARTICLE 4

                Representations and Warranties of the Purchaser
                -----------------------------------------------

     The Purchaser represents and warrants for itself only, and each subsequent holder of any Notes or Warrants, by acquiring them, shall also be deemed to have represented and warranted for itself only, that it is acquiring the Notes and Warrants to be acquired by it for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times remain within its control. The Purchaser understands that none of the Notes or Warrants has been registered under the Securities Act. Except as described in Section 3.18, the Purchaser is not aware of any broker's, lender's, finder's or placement fees or commissions or any similar fees or commissions that will be payable with respect to the issuance of the Notes or Warrants and/or the transactions contemplated by this Agreement.


                                   ARTICLE 5

                                Use of Proceeds
                                ---------------

     The proceeds from the sale of the Notes and Warrants will be used to finance the Company's investment in Retail and for the Company's working capital and other general corporate purposes. Retail shall use such proceeds to repay a portion of certain indebtedness under the Loan Agreement which has been assumed by Retail pursuant to the Restructuring, to finance the expansion of Retail's retailing operations and for working capital purposes, provided that pending
                                                       --------
such use of such proceeds Retail may lend such proceeds to the Company to be used temporarily to reduce the outstanding principal balance of the Company's indebtedness under the Loan Agreement on terms and conditions reasonably acceptable to the Purchaser.


                                   ARTICLE 6

                           Conditions to Obligations
                           -------------------------

     The obligation of the Purchaser to purchase the Notes and the Warrants on the Closing Date and/or any subsequent issue date is subject to the satisfaction of the following conditions:

     Section 6.1    The Notes and the Warrants.
                    --------------------------

     (a) The Purchaser shall have received a Note or Notes in the aggregate principal amount of $6,500,000 in the form of Exhibit B, each dated the Closing
                                              ---------
Date, registered in the name of and payable to the Purchaser, duly executed by the Company.

     (b) The Purchaser shall have received a single certificate representing the Warrants in the form of Exhibit C, dated the Closing Date, registered in the
                            ---------
name of the Purchaser.

     Section 6.2    Opinions and Certificates.  On the Closing Date, the
                    -------------------------
Purchaser shall have received:

     (a) The opinion, dated the Closing Date, of Cameron & Mittleman, counsel to the Company, substantially in the form of Exhibit D-1, and by the execution
                                             -----------
and delivery of this Agreement, the Company hereby authorizes and directs such counsel to render such opinion to the Purchaser; and

     (b) The opinion, dated the Closing Date, of Peabody & Brown, special counsel to the Company, substantially in the form of Exhibit D-2, and by the
                                                     -----------
execution and delivery of this Agreement, the Company hereby authorizes and directs such counsel to render such opinion to the Purchaser; and

     (c) A Certificate, dated the Closing Date and signed by the President of the Company, certifying that as of the Closing Date all conditions specified in Sections 6.3, 6.4 and 6.7 have been satisfied in full, and having attached the statement of sources and uses of funds required by Section 6.5; and

     (d) Certificates of the Secretary of the Company and the Secretary of Retail attesting as to the incumbency of each officer of each such Person; and

     (e) Certificates of insurance evidencing compliance with the requirements of Section 7.4; and

     (f) The consent of the Lender to the consummation of the transactions contemplated by this Agreement and amendments to the Loan Agreement in form and substance satisfactory to the Purchaser in its sole discretion.

     Section 6.3    No Default; Representations and Warranties. As of the
                    ------------------------------------------
Closing Date, (a) the representations and warranties contained in this Agreement shall be true in all material respects as if they had been made at such time,
(b) the Company shall be in compliance with all of the terms and provisions set forth in this Agreement to be observed or performed at or prior to the Closing Date and (c) after giving effect to issue and sale of the Notes and Warrants and the consummation of the other transactions contemplated by this Agreement, no Default or Event of Default shall have occurred and be continuing.

     Section 6.4    Closing of the Restructuring and the Loan Agreement.  On the
                    ---------------------------------------------------
Closing Date, (a) all representations and warranties contained in the documents implementing the Restructuring and the Loan Agreement shall be true and correct in all material respects as if made on the Closing Date; (b) the Restructuring shall have been consummated, without waiver, modification or postponement; (c) all deliveries, actions and other conditions precedent to the obligation of the Lender under the Loan Agreement shall have been satisfied in accordance with the terms thereof without waiver, modification or postponement, and no default shall have occurred or be continuing thereunder; and (d) the Company shall have delivered to the Purchaser a true, correct and complete executed counterpart (or copy thereof) of each document and instrument delivered and to be delivered in connection with the closing of the transactions contemplated by the Restructuring.

     Section 6.5    Retail's Issuance of Common Stock.  Retail shall have issued
                    ---------------------------------
a total of 1,000 shares of its common stock, no par value per share, to the Company and shall have received not less than $1,000.00 as payment therefor. Retail shall have delivered to the Purchaser a statement of sources and uses of funds in such detail as the Purchaser may reasonably request.

     Section 6.6    Copies of Agreements, Contracts. Leases and Licenses. On or
                    ----------------------------------------------------
prior to the Closing Date, the Company shall have delivered to the Purchaser and to special counsel to the Purchaser accurate and complete copies of the Certificate of Incorporation and Bylaws of the Company and Certificate of Incorporation and Bylaws of each of the Company's Subsidiaries, any shareholders' agreements, all material employment or compensation agreements, including without limitation agreements relating to management incentive or bonus compensation, management or consulting contracts, joint venture agreements, that are binding upon the Company or any one or more its Subsidiaries, or to be entered into by the Company or any one or more of its Subsidiaries, and all other material contracts of the Company or its Subsidiaries requested by the Purchaser.

     Section 6.7    Adverse Changes.  There shall not have occurred any change
                    ---------------
or changes (or development involving a prospective change) in the business, properties, financial condition or results of operations of the Company or its Subsidiaries since October 31, 1992, which, in the Purchaser's opinion, are, individually or in the aggregate, materially adverse. Since October 31, 1992,
(a) no material action, proceeding or investigation shall have been commenced against the Company or any of its Subsidiaries by any Person or governmental body; (b) the Company shall not have declared any dividends or made any payment on account of any capital stock of the Company, or made any other distribution in respect thereof, either directly or indirectly, whether in cash, property or obligations of the Company or redeemed any capital stock of the Company; (c) neither the Company nor its Subsidiaries shall have entered into any material contracts, commitments, joint ventures or transactions with any Person; and (d) the Company shall not have changed its accounting methods in any material way.

     Section 6.8    Guaranty.  The Purchaser shall have received the Guaranty
                    --------
duly executed by the Guarantor.

     Section 6.9    Taxes.  On or prior to the Closing Date, the Company and
                    -----
each of its Subsidiaries shall have paid or caused to be paid all transfer, mortgage, debt, stamp, recording, document, intangibles and similar taxes and fees required to be paid in connection with the execution and delivery of the documents implementing the Restructuring, this Agreement, the Loan Agreement, the issuance of the Notes and the Warrants, the issuance by Retail of its Common Stock as required by Section 6.5, and the Purchaser shall have received evidence of such payment.

     Section 6.10   Closing.  The Closing Date must occur on or before November
                    -------
30, 1993.

     Section 6.11   Non-Competition Agreement.  The Company, Norman Cloutier,
                    -------------------------
Steven Townsend and Daniel Atwood shall have executed and delivered non-competition agreements substantially in the respective forms attached hereto as Exhibit F.
- ---------

     Section 6.12   Additional Documents and Actions.  The Purchaser shall have
                    --------------------------------
received such additional agreements, instruments, certificates and other documents, and such additional actions shall have been taken, in connection with the consummation of the transactions contemplated by this Agreement as the Purchaser may reasonably request.

     Section 6.13   Proceedings Satisfactory.  All proceedings and actions taken
                    ------------------------
in connection with the consummation of the transactions contemplated by this Agreement, the Loan Agreement, the Restructuring and all instruments, agreements, certificates and other documents executed and delivered pursuant hereto and thereto or in connection herewith and therewith shall be satisfactory in form and substance to the Purchaser.


                                   ARTICLE 7

                             Affirmative Covenants
                             ---------------------

     Section 7.1    Financial Statements and Other Information.  The Company
                    ------------------------------------------
covenants and agrees that so long as any Notes or Warrants or any Warrant Stock shall remain outstanding:

     (a) The Company shall deliver to the Purchaser and each subsequent Holder of the Notes, Warrants or Warrant Stock:

          (i) as soon as available and in any event within 90 days after the end of each Fiscal Year of the Company, audited Consolidated and unaudited consolidating statements of income, retained earnings and cash flows of the Company and its Subsidiaries for such year and the related audited Consolidated and unaudited consolidating balance sheet as at the end of such year, prepared in accordance with GAAP on a last-in, first-out basis, and accompanied, in the case of such Consolidated financial statements, by an opinion thereon of KPMG Peat Marwick or another firm of independent certified public accountants of recognized national standing, which opinion shall state that such Consolidated financial statements fairly present the Consolidated financial condition and results of operations of the Company and its Subsidiaries as at the end of, and for, such Fiscal Year, and shall otherwise be in scope and substance reasonably satisfactory to the Purchaser;

          (ii) as soon as available and in any event within 45 days after the end of each Fiscal Month of the Company commencing after the Closing Date, unaudited, interim Consolidated and consolidating statements of income, retained earnings and cash flows of the Company and its Subsidiaries, in each case in a form satisfactory to the Purchaser, for such Fiscal Month and for the portion of the Fiscal Year ended at the end of such Fiscal Month, each prepared in accordance with GAAP on a first-in, first-out basis, and the related Consolidated and consolidating balance sheet as at the end of such Fiscal Month, and accompanied, in each case, by a certificate of the principal financial officer of the Company which certificate shall state that the Consolidated financial statements fairly present the Consolidated financial condition and results of operations of the Company and its Subsidiaries in accordance with GAAP (except for the absence of footnotes), consistently applied, as at the end of, and for, such month and period (subject to normal, non-recurring year-end audit adjustments);

          (iii) as soon as available, and in any event no later than 30 days prior to the end of each Fiscal Year of the Company, a copy of the Consolidated operating budget, including without limitation projections of the anticipated cash flow, of the Company and its Subsidiaries for the next three (3) Fiscal Years, year by year, and for the forthcoming Fiscal Year, month by month, such budget to be accompanied by a certificate of the principal financial officer of the Company specifying the assumptions on which such budget was prepared, stating that such officer has no reason to question the reasonableness of any material assumptions on which such budget was prepared, and providing such other details as the Purchaser may reasonably request;

          (iv) promptly upon the mailing thereof to the shareholders or creditors of the Company generally, copies of all financial statements, reports and proxy statements so mailed;

          (v) promptly upon the filing thereof, copies of all registration statements (other than any registration statements on Form S-8 or its equivalent) and any regular, periodic or special reports which the Company shall have filed with the Commission or any national securities exchange;

          (vi) promptly following the delivery thereof to the Company or management of the Company, a copy of any written report by independent public accountants with respect to the financial condition, operations, accounting systems or procedures, business or prospects of the Company;

          (vii) promptly after management of the Company knows or has reason to know that any Default or Event of Default has occurred and is continuing, a notice of such Default or Event of Default, describing the same in reasonable detail;

          (viii) from time to time such other data and information regarding the financial condition, operations, prospects or business of the Company as the Holders may reasonably request, including without limitation the Company's Federal income tax returns and bank statements.

     (b) Concurrently with the delivery of the financial statements described in Sections 7.1(a)(i) or 7.1(a)(ii), the Company shall cause to be prepared and furnished to each Person entitled to receive such financial statements, a certificate of its principal financial officer or the Company certifying to such Person(s) that, to the best of such Person's knowledge after due inquiry, the Company has kept, observed, performed and fulfilled each and every covenant, obligation and agreement binding upon the Company in this Agreement and the other Basic Documents and that no Default or Event of Default has occurred, or if such Default or Event of Default has occurred, specifying the nature thereof.

     (c) The Company shall keep, and shall cause each Subsidiary to keep, adequate records and books of account with respect to its business activities in which proper entries are made in accordance with GAAP reflecting all of such Person's financial transactions.

     (d) From time to time, as often as may be reasonably requested, and upon at least two (2) Business Days' prior notice, but only during normal business hours, the Company shall, and shall cause each of its Subsidiaries to, permit the Purchaser and/or its representatives to inspect, audit and make copies of the books and records of the Company and its Subsidiaries, to discuss the business and affairs of the Company and its Subsidiaries with the officers and employees of the Company and its Subsidiaries, and to visit and inspect any of the Properties or other assets of the Company and its Subsidiaries.

     (e) Upon three (3) Business Days' prior notice to the Company, the Purchaser shall have the right to confer in its discretion with the independent certified public accountants of the Company at any time during normal business hours upon any matter involving the financial condition of the Company and such accountants are hereby irrevocably authorized to fully discuss with and disclose to the Purchaser all such matters.

     Section 7.2    Taxes, Liens and Claims. The Company covenants and agrees
                    -----------------------
that so long as any Notes shall remain outstanding the Company shall pay and discharge, and shall cause each of its Subsidiaries to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any property belonging to it, including without limitation any one or more of the Properties, prior to the date on which penalties attach thereto or interest becomes payable thereon, and all lawful claims other than Permitted Liens (as that term is defined in the Loan Agreement) which, if unpaid, might become a lien upon the property of the Company or such Subsidiary, including without limitation any one or more of the Properties, provided that neither the Company nor such Subsidiary shall be
            --------
required to pay any such tax, assessment, charge, levy or claim the payment of which is being contested in good faith and by proper proceedings if it maintains adequate reserves with respect thereto.

     Section 7.3    Tax Returns.  The Company covenants and agrees that so long
                    -----------
as any Notes shall remain outstanding the Company shall, and shall cause each of its Subsidiaries to: (a) file all Federal, state and local tax returns and other reports that the Company or such Subsidiary is required by law to file; (b) maintain adequate reserves for the payment of all taxes, assessments, governmental charges and levies imposed upon it, its income or its profits or upon any Property or other asset owned by it.

     Section 7.4    Insurance.  The Company covenants and agrees that so long as
                    ---------
any Notes shall remain outstanding the Company shall maintain, and shall cause each of its Subsidiaries to maintain, insurance in such amounts and against such risks as is usually carried by owners of similar businesses and properties in the same general areas in which the Company and its Subsidiaries operate

     Section 7.5    Maintenance of Existence; Conduct of Business.  The Company
                    ---------------------------------------------
covenants and agrees that so long as any Notes or Warrants or any Warrant Stock shall remain outstanding the Company shall preserve and maintain, and shall cause each of its Subsidiaries to preserve and maintain: (a) its separate corporate existence; (b) all of its rights, privileges and franchises necessary or desirable in the normal conduct of its business; and (c) its qualification and good standing in all states in which such qualification is necessary in order for the Company or such Subsidiary to conduct its business in such states.

     Section 7.6    Maintenance of and Access to Properties.  The Company
                    ---------------------------------------
covenants and agrees that so long as any Notes or Warrants or any Warrant Stock shall remain outstanding the Company shall keep, and shall cause each of its Subsidiaries to keep, all of its Properties and other assets in good working order and condition (having regard to the condition of such Properties and assets at the time such Properties and assets were acquired by the Company or such Subsidiary), ordinary wear and tear excepted; shall make, and shall cause each Subsidiary to make, all necessary renewals, repairs, replacements, additions and improvements thereto; and shall permit the Holders to inspect such Properties and assets and, upon reasonable notice and at reasonable times, to examine and make extracts and copies from the books and records of the Company and any such Subsidiary.

     Section 7.7    Compliance With Applicable Laws. The Company covenants and
                    -------------------------------
agrees that so long as any Notes shall remain outstanding the Company shall comply, and shall cause each of its Subsidiaries to comply, with the requirements of all applicable laws, rules, regulations and orders of any governmental body or regulatory authority (including without limitation ERISA and all Environmental Laws); and shall obtain and keep in force, and shall cause each Subsidiary to obtain and keep in force, any and all Licenses.

     Section 7.8    Litigation. The Company covenants and agrees that so long as
                    ----------
any Notes shall remain outstanding the Company shall promptly give to the Purchaser notice in writing of (a) all judgments against it or any of its Subsidiaries; and (b) all litigation and of all proceedings of which it is aware before any courts, arbitrators or governmental or regulatory agencies affecting the Company or any of its Subsidiaries, except litigation or proceedings which, if adversely determined, would not in the reasonable opinion of the Company materially and adversely affect the condition (financial or otherwise), assets, nature of assets, liabilities (including without limitation tax, ERISA and Environmental Liabilities) or prospects of the Company and its Subsidiaries, taken as a whole and for which the Company or its Subsidiary, as applicable, maintains adequate reserves. Solely for purposes of this Section 7.8, litigation or proceedings which if adversely determined could result, directly or indirectly, in liability of the Company and/or one or more of its Affiliates in an amount equal to or exceeding $100,000 shall be material.

     Section 7.9    Warrants.  The Company covenants and agrees that so long as
                    --------
any Warrants or Warrant Stock shall remain outstanding: (a) the Company shall at all times duly reserve for issuance the Common Stock which is to be issued upon the exercise of the Warrants; and (b) the Company shall comply with the terms and conditions of the Warrants as set forth in the Warrant Certificate and perform all of its obligations thereunder.

     Section 7.10   Payment of Indebtedness.  The Company covenants and agrees
                    -----------------------
that so long as any Notes shall remain outstanding the Company shall, and shall cause its Subsidiaries to, pay when due all Indebtedness and other obligations of the Company or its Subsidiaries.

     Section 7.11   Environmental Matters. The Company covenants and agrees that
                    ---------------------
so long as any Notes shall remain outstanding the Company shall, and shall cause its Subsidiaries to, at all times comply in all material respects with all Environmental Laws. Within ten (10) days of receipt by the Company or its

Subsidiaries of any (a) notice of any material violation or alleged material violation of any Environmental Law or Laws or alleging responsibility for any remediation thereunder or (b) listing or proposed inclusion of any of the Company's or its Subsidiaries' Properties on the National Priorities List or any similar list or inventory of sites requiring response or cleanup, the Company shall provide the Holders with a copy of such notice or listing. Within 15 days of the date the Company shall have knowledge of the enactment of any Environmental Law or Laws which may have a material adverse affect on the business, condition (financial or otherwise), performance or operations of any one or more of the Company or its Subsidiaries, the Company shall send a notice to the Purchaser setting forth such Environmental Law or Laws and specifying in reasonable detail the effect of such Environmental Law or Laws on the Company or its Subsidiaries, as applicable.

     Section 7.12   ERISA.  The Company covenants and agrees that so long as any
                    -----
Notes shall remain outstanding the Company shall, and shall cause each of its ERISA Affiliates to, at all times (x) make prompt payment of all contributions to each Plan which are required in order to meet the minimum funding standards set forth in ERISA with respect to such Plan and (y) satisfy any and all of its obligations under the ESOP Notes and any other obligations under or with respect to any Plan. The Company shall deliver to the Purchaser:

     (a) as soon as possible and in any event (i) within 30 days after the Company or any ERISA Affiliate knows or has reason to know that any Termination Event described in clause (i) of the definition of Termination Event with respect to any Pension Plan has occurred and (ii) within 20 days after the Company or any ERISA Affiliate knows or has reason to know that any other Termination Event with respect to any Pension Plan or Multiemployer Plan has occurred, a certificate signed by the President or a Vice President of the Company describing such Termination Event and the action, if any, that the Company or such ERISA Affiliate proposes to take with respect thereto;

     (b) promptly and in any event within five (5) Business Days after receipt thereof by the Company or any ERISA Affiliate, copies of each notice from the PBGC stating its intention to terminate or administer any Pension Plan or Multiemployer Plan;

     (c) promptly and in any event within five (5) Business Days after receipt thereof by the Company or any ERISA Affiliate, copies of any notice from the Internal Revenue Service, the PBGC or the Department of Labor stating an intent to impose a lien on the Company or any ERISA Affiliate or informing the Company or any ERISA Affiliate of the imposition of any liability on the Company or any ERISA Affiliate under the Code or ERISA with respect to any Pension Plan;

     (d) promptly and in any event within 30 days after the filing thereof with the Internal Revenue Service, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Pension Plan maintained by or contributed to by the Company;

     (e) promptly and in any event within five (5) Business Days after the receipt thereof from the sponsor of a Multiemployer Plan, a copy of each notice concerning (i) the imposition of Withdrawal Liability by a Multiemployer Plan,
(ii) the determination that the Multiemployer Plan is, or is expected by the sponsor to be, in reorganization within the meaning of Title IV of ERISA, (iii) the termination of a Multiemployer Plan within the meaning of Title IV of ERISA, or (iv) the amount of liability incurred, or expected to be incurred, in connection with any event described in any of Sections 7.12(e)(i), 7.12(e)(ii) or 7.12(e) (iii);

     (f) promptly and in any event within five (5) Business Days after receipt thereof a copy of each notice concerning the imposition, or the sponsor's expectation of the imposition of, a contribution in excess of the Standard Rate of Contribution, if applicable to any Plan; and

     (g) promptly and in any event within five (5) Business Days after the giving or receipt thereof a copy of any notice that the Company or any of its ERISA Affiliates (i) gives or is required to give to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC, (ii) receives of complete or partial withdrawal liability under Title IV of ERISA, a copy of such notice; or (iii) receives from the PBGC under Title IV of ERISA of an intent to terminate or appoint a trustee to administer the Plan.

     Section 7.13   Additional Notices to Purchaser.  The Company covenants and
                    -------------------------------
agrees that so long as any Notes or Warrants or any Warrant Stock shall remain outstanding the Company shall notify the Purchaser in writing: (a) at least 15 days prior thereto, of the Company's or any of its Subsidiary's opening of any new office or place of business or the Company's or any of its Subsidiary's closing of any existing office or place of business; (b) promptly after the Company's learning thereof, of any labor dispute to which the Company's or any of its Subsidiary's may become a party, any strikes or walkouts relating to any of such Person's plants or other facilities, and the expiration of any labor contract to which such Person is a party or by which such Person is bound; (c) promptly after the Company's learning thereof, of any material default by the Company or any of its Subsidiaries under any note, indenture, loan agreement, mortgage, lease, deed, guaranty or other similar agreement relating to any Indebtedness of the Company or any of its Subsidiaries exceeding $100,000.00; (d) promptly after the occurrence thereof, of any default by any obligor under any note or other evidence of Indebtedness payable to the Company or any of its Subsidiaries.

     Section 7.14   Landlord and Storage Agreements.  The Company covenants and
                    -------------------------------
agrees that so long as any Notes shall remain outstanding the Company shall provide the Purchaser with copies of all agreements between the Company or any of it Subsidiaries and any landlord or warehouseman which owns any premises at which Inventory with an aggregate invoice cost in excess of $250,000 may, from time to time, be kept.

     Section 7.15   Subordinations.  The Company covenants and agrees that so
                    --------------
long as any Notes shall remain outstanding the Company shall provide the Purchaser with debt subordination agreements in form and substance satisfactory to the Purchaser executed by the Company and/or its Subsidiaries and any Person who is an officer, director or Affiliate of the Company or any of its Subsidiaries to whom the Company and/or its Subsidiaries are or hereafter become indebted for borrowed money, subordinating in right of payment and claim all of such Indebtedness and any future advances thereon to the full and final payment and performance of the obligations evidenced by the Notes.

     Section 7.16   Further Assurances.  The Company covenants and agrees that
                    ------------------
so long as any Notes or Warrants or any Warrant Stock shall remain outstanding the Company shall, at the Purchaser's request, promptly execute or cause to be executed and delivered to the Purchaser any and all documents, instruments and agreements deemed necessary by the Purchaser to give effect to or carry out the terms or intent of this Agreement or any of the other Basic Documents.

     Section 7.17   Board Seat.  As long as the Purchaser shall hold a Note, a
                    ----------
Warrant, or not less than 2,500 shares of the Company's Common Stock, the Purchaser shall have the right to nominate one person to the Board of Directors of the Company and any executive or similar committee of such Board, and the Company will nominate and use its best efforts to cause such nominee (or his successor similarly nominated) to be elected to the Company's Board of Directors and any such executive or similar committee at the December, 1993 meeting of the Board and to be continually elected thereafter.


                                   ARTICLE 8

                               Negative Covenants
                               ------------------

     The Company covenants and agrees that so long as any Notes or Warrants shall remain outstanding or as otherwise provided in this Article 8:

     Section 8.1    Indebtedness.  The Company covenants and agrees that so long
                    ------------
as any Note shall remain outstanding the Company shall not, and shall not permit any of its Subsidiaries to, create, incur, assume, or become or remain liable with respect to any Indebtedness, except:

     (a)  Indebtedness evidenced by the Notes; and

     (b) Current liabilities for trade payables of the Company or its Subsidiaries (i) incurred for the acquisition of property or services entered into in the ordinary course of its business and in accordance with customary trade practices or (ii) acquired in connection with a Permitted Retail Investment; and

     (c) The Barclays's Indebtedness or any refinancings of such Indebtedness with the Lender in a principal amount not to exceed $15,000,000; and

     (d)  The ESOP Notes, provided that the Company may make payments (but not
                          --------
prepayments) of principal and interest when due under the terms of the ESOP Notes so long as no Default or Event of Default shall have occurred and be continuing at the time of or after giving effect to any such payment; and

     (e) Seller Financing Indebtedness that is subordinated to the repayment of the Notes on terms reasonably acceptable to the Purchaser; and

     (f) Capitalized Lease Obligations of Retail with respect to the lease of equipment in connection with the operation of retail sales operations, provided that such Capitalized Lease Obligations shall not exceed $1,000,000 in the aggregate at any one time outstanding.

The Company shall not permit any Subsidiary to create, incur, assume or become liable with respect to any Indebtedness or issue any Preferred Stock.

     Section 8.2    Mortgages and Liens.  The Company covenants and agrees that
                    -------------------
so long as any Note shall remain outstanding the Company shall not, and shall not permit any Subsidiary to, directly or indirectly, create, incur, assume, or permit to continue in existence, any mortgage, deed of trust, lien, charge or encumbrance on, or security interest in, or pledge or deposit of, or conditional sale or other title retention agreement or Capital Lease with respect to, any property or asset now owned or leased or hereafter acquired or leased by the Company or any of its Subsidiaries, except:

     (a) Mortgages, liens and security interests granted by the Company or any Subsidiary pursuant to the Loan Agreement or pursuant to any Indebtedness of the Company to the Lender entered into to refinance the Barclays's Indebtedness which is incurred in compliance with Section 8.1(c); and

     (b)  The mortgages, liens and security interests, if any, set forth in
Schedule 3.10(b); and
- ----------------

     (c) Liens for taxes, assessments and governmental charges other than liens imposed pursuant to any provision of ERISA, the payment of which is not required by Section 7.2; and

     (d) Liens in connection with workers' compensation, unemployment insurance or other social security obligations; and

     (e) Statutory mechanics', workmen's, materialmen's or other like liens arising in the ordinary course of business of the Company or its Subsidiaries in respect of obligations which are not yet due or which are being contested in good faith with appropriate reserves having been established and being maintained therefor; and

     (f) Other liens or encumbrances upon the assets of the Company and its Subsidiaries incidental to the conduct of the business of the Company or its Subsidiaries or to the ownership of the properties or assets, which were not incurred in connection with the acquisition of assets or borrowing of money or the obtaining of credit and which do not materially detract from the value of the properties or assets of the Company or any of its Subsidiaries, either individually or taken as a whole, or adversely affect the operations of the Company or any of its Subsidiaries, either individually or taken as a whole.

     Section 8.3    Loans, Guaranties and Investments.  The Company covenants
                    ---------------------------------
and agrees that so long as any Note shall remain outstanding the Company shall not, and shall not permit its Subsidiaries to, make or permit to remain outstanding any Investment in, or guarantee or endorse (except for endorsements of negotiable instruments for deposit or collection in the ordinary course of business) or otherwise assume or remain liable with respect to any obligation of, any other Person, except:

     (a)  the Guaranty; and

     (b) extensions of credit (other than those to Affiliates of the Company) by the Company or its Subsidiaries in connection with trade receivables incurred in the ordinary course of business and in accordance with customary trade practices; and

     (c) Investments in (i) direct obligations of the United States of America or any agency thereof with maturities of one (1) year or less from the date of acquisition; (ii) commercial paper of a domestic issuer rated at least "A-1" by Standard & Poor's Corporation or "P-1" by Moody's Investors Service, Inc., and (iii) certificates of deposit with maturities of one (1) year or less from the date of acquisition issued by any commercial bank operating within the United States of America having capital and surplus in excess of $500,000,000; and

     (d) loans and advances made in the ordinary course of business, including without limitation the extension of credit to customers in accordance with customary trade practices; provided that no Default or Event of Default is in
                           --------
existence at the time of or would be caused by such loan or advance; and

     (e) Investments in less than all of the capital stock of one or more Persons that are corporations engaged in the retail or wholesale sale of natural foods; provided, that (i) before and after giving effect to such acquisition, no
       --------
Default or Event of Default shall result therefrom or shall have occurred and be continuing, and (ii) all such acquisitions of capital stock shall not exceed in the aggregate $2,500,000;

     (f) Investments existing on the date of this Agreement in any Wholly-Owned Subsidiary and any intercompany loans or equity contributions among the Company and any Wholly-Owned Subsidiary; and

     (g) the acquisition of all the outstanding capital stock of, or operating assets of, any Person engaged in the retail or wholesale sale of natural foods; provided, that before and after giving effect to such acquisition no Default or
- --------
Event of Default shall result therefrom or shall have occurred and be continuing; and

     (h) guaranties by Subsidiaries of Retail, whether existing on the date of this Agreement or entered into hereafter, in favor of Persons who are not Affiliates of Retail, provided that such guaranties are subordinated to any
                      --------
guaranties by such Subsidiaries in favor of the Purchaser on terms reasonably acceptable to the Purchaser.

     Section 8.4    Restricted Payments.  The Company covenants and agrees that
                    -------------------
so long as any Note shall remain outstanding the Company shall not, and shall not permit any Subsidiaries to, declare any dividends or returns on or make any payment on account of, any capital stock of any class of the Company or any Subsidiary, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash, property or obligations of the Company or its Subsidiaries or make any payments of, or retire, redeem, purchase, or otherwise acquire for value, any Indebtedness of the Company or its Subsidiaries subordinate to the Notes, any capital stock of any class of the Company or any warrants, rights, or options to purchase capital stock of any class of the Company or its Subsidiaries or set aside any amounts for such purposes. Notwithstanding the foregoing (a) the Company's Subsidiaries may pay dividends to the Company in the ordinary course of business; and (b) the Company may make payments under the ESOP Guaranty, provided that no Default or
                                                   --------
Event of Default shall exist at the time of or as a result of any such payment.

     Section 8.5    Mergers; Consolidations; Sales of Assets; Changes in
                    ----------------------------------------------------
Control; and Acquisitions. The Company covenants and agrees that so long as any
- --------------------------
Note shall remain outstanding:

     (a) The Company shall not, and shall not permit any of its Subsidiaries to, be a party to any merger or consolidation without the prior written consent of the Purchaser, except that a Wholly-Owned Subsidiary of the Company may merge or consolidate with the Company, or any other Wholly-Owned Subsidiary of the Company so long as such transaction does not affect the Consolidated financial condition of the Company.

     (b) The Company shall not, and shall not permit any of its Subsidiaries to, sell, convey, transfer, lease or otherwise dispose of (including without limitation through a sale and leaseback transaction) any of its properties or assets (including without limitation any capital stock or other securities of the Company or any Subsidiary), except (i) sales of Inventory in the ordinary course of such Person's business so long as no Event of Default is continuing;
(ii) transfers of assets to the Company from its Subsidiaries; (iii) transfer of assets from the Company to the Company's Wholly-Owned Subsidiaries; (iv) sales of assets in the ordinary course of such Person's business, provided that no
                                                            --------
Default or Event of Default is continuing, and no single transaction shall result in the transfer of assets with a fair market value in excess of $150,000; and (v) dispositions expressly authorized by the Purchaser in writing.

     (c) So long as any Note remains outstanding, the Company shall not, and shall not permit any of its Subsidiaries to, (i) sell, convey, transfer or otherwise dispose of any of the outstanding capital stock of the Company or any Subsidiary, or (ii) consent to or permit any stockholder to sell, convey, transfer or otherwise dispose of any capital stock or other securities of the Company if after giving effect to such transfer, any Person which is not a stockholder on the Closing Date shall hold more than 40% of the outstanding capital stock of any class of the Company.

     Section 8.6    ERISA.  The Company covenants and agrees that so long as
                    -----
any Note shall remain outstanding:

     (a) The Company shall not, and shall not permit any ERISA Affiliate to, permit any Termination Event with respect to a Plan to occur if the sum (determined as of the date of occurrence of such Termination Event) of the Insufficiency of such Plan and the Insufficiency of any and all other Plans with respect to which a Termination Event shall have occurred and then exist (or in the case of a Pension Plan with respect to which a Termination Event described in clause (ii) of the definition of Termination Event shall have occurred and then exist, the liability related thereto due and payable in any year) is equal to or greater than $250,000;

     (b) The Company shall not, and shall not permit any ERISA Affiliate to, engage in any prohibited transaction for which an exemption is not available or has not been previously obtained from the Department of Labor and in connection with which the Company or any ERISA Affiliate could be subject to either a material civil penalty assessed pursuant to Section 502(i) of ERISA or an excise tax imposed by Section 4975 of the Code;

     (c) The Company shall not, and shall not permit any ERISA Affiliate to, permit the imposition of any lien under Section 302(f) of ERISA on any of the assets of the Company or any ERISA Affiliate; and

     (d) The Company shall not, and shall not permit any ERISA Affiliate to, fail to make full payment when due of all amounts required to be made as contributions by the Company or any ERISA Affiliate under the provisions of any Pension Plan or Multiemployer Plan, except as permitted under Section 9.1(n).

     Section 8.7    Minimum Adjusted Tangible Net Worth. The Company covenants
                    -----------------------------------
and agrees that so long as any Note shall remain outstanding the Company shall maintain at all times an Adjusted Tangible Net Worth, calculated on a first-in, first-out basis, of not less than $4,000,000.


     Section 8.8    Minimum Operating Cash Flow. The Company covenants and
                    ---------------------------
agrees that so long as any Note shall remain outstanding the Company shall achieve Operating Cash Flow, calculated on a first-in, first-out basis, of not less $4,000,000 during the preceding four (4) fiscal quarters ending on the last day of any fiscal quarter following the Closing Date.

     Section 8.9    Minimum Ratio of Operating Cash Flow to Consolidated
                    ----------------------------------------------------
Interest Expense.  The Company covenants and agrees that so long as any Note
- ----------------
shall remain outstanding the Company shall not permit the ratio of Operating Cash Flow to Consolidated Interest Expense, calculated on a first-in, first-out basis, tested commencing October 31, 1993, at the end of each Fiscal Quarter and each Fiscal Year of the Company for the six-month period then ending, to be less than:

     (a)  3.0 to 1.0 during the period from the Closing Date to October 31,1994;

     (b)  3.25 to 1.0 during the period November 1, 1994, to October 31, 1995;
          and

     (c)  3.5 to 1.0 thereafter

     Section 8.10   Maximum Leverage. The Company covenants and agrees that so
                    ----------------
long as any Note shall remain outstanding the Company shall maintain at all times Leverage, calculated on a first-in, first-out basis, not in excess of 4.0 to 1.0.

     Section 8.11   Transactions with Affiliates and Stockholders. The Company
                    ---------------------------------------------
covenants and agrees that so long as any Note or Warrant shall remain outstanding:

     (a) The Company shall not, and shall not permit any of its Subsidiaries to, be a party to, directly or indirectly, any transaction with any Affiliate or stockholder of the Company or any such Subsidiary except in the ordinary course of and pursuant to the reasonable requirements of the Company's or its Subsidiaries' business and on terms that are (i) no less favorable to the Company or such Subsidiary than those which might be obtained at the time from Persons who are not Affiliates or stockholders of the Company or such Subsidiary, (ii) in accordance with standard industry practices, and (iii) fully disclosed to the Purchaser.

     (b) The Company shall provide the Purchaser with an opinion, addressed to and otherwise in form and substance satisfactory to the Purchaser, of an investment banking firm selected by the Company and reasonably acceptable to the Purchaser as to the fairness of any transaction or series of transactions between the Company or any of its Subsidiaries with any Affiliate where the aggregate consideration transferred in connection with such transaction or series of transactions equals or exceeds $3,000,000.

     Section 8.12   Loans.  The Company covenants and agrees that so long as any
                    -----
Note shall remain outstanding the Company shall not, nor permit any of its Subsidiaries to, make any loan or other advance of money (other than for salaries, travel advances, advances against commissions, loans to the Company's employees made by the Company in accordance with the Company's employee policy manual and other similar advances made in the ordinary course of the Company's or such Subsidiary's business) to any of the Company's or any of its Subsidiaries' stockholders, directors, officers or employees.

     Section 8.13   Amendments to Certain Agreements. The Company covenants and
                    --------------------------------
agrees that so long as any Note shall remain outstanding the Company shall not, and shall not permit any Subsidiary to, (a) cancel or terminate any material contract, agreement or lease or consent to or accept any cancellation or termination thereof, if such cancellation or termination would have a material adverse effect on the business, condition (financial or otherwise) or performance of the Company or its Subsidiaries; (b) amend or otherwise modify any term or provision of any such material contract, agreement or lease or give any consent, waiver or approval with respect thereto, if such amendment, other modification, consent, waiver or approval would have a material adverse effect on the business, condition (financial or otherwise) or performance of the Company or its Subsidiaries; (c) waive any breach of any term or provision thereof or any default thereunder as a result thereof, if such waiver or default would have a material adverse effect on the business, condition (financial or otherwise) or performance of the Company or its

Subsidiaries; or (d) take any other action in connection therewith that would have a material adverse affect on the business, condition (financial or otherwise) or performance of the Company or its Subsidiaries.

     Section 8.14   Subsidiaries. The Company covenants and agrees that so long
                    ------------
as any Note shall remain outstanding the Company shall not, and shall not permit any of its Subsidiaries to, hereafter (a) create or acquire any Subsidiary except Wholly- Owned Subsidiaries created or acquired in the ordinary course of such Person's business; (b) divest itself of any material assets by transferring such assets to any Subsidiary; or (c) acquire all or any substantial part of the assets of any Person except by a Permitted Retail Investment.

     Section 8.15   Capital Expenditures. The Company covenants and agrees that
                    --------------------
so long as any Note shall remain outstanding the Company shall not, and shall not permit any of its Subsidiaries to, make Capital Expenditures (including without limitation by way of Capital Leases), other than Capital Expenditures included in the purchase price of any Permitted Retail Investment, which, in the aggregate, as to the Company and it Subsidiaries, exceed $1,500,000 during any Fiscal Year of the Company.

     Section 8.16   Business Locations. The Company covenants and agrees that so
                    ------------------
long as any Note shall remain outstanding the Company shall not, and shall not permit any of its Subsidiaries to, transfer such Person's principal place of business or chief executive office, or open any new manufacturing plants, or maintain warehouses or records with respect to accounts receivable or Inventory, to or at any locations other than those at which the same are presently kept or maintained, as set forth on Exhibit E, except upon at least 30 days prior
                            ---------
written notice to the Purchaser.

     Section 8.17   Change of Business. The Company covenants and agrees that so
                    ------------------
long as any Note or Warrant shall remain outstanding except as previously disclosed to the Purchaser in respect of the Company's plans to expand its business operations into retail ownership and sales, neither the Company nor any of its Subsidiaries shall enter into any new business or make any material change in any of such Person's business objectives, purposes and operations, provided, however, that the Company's plans to expand its business into retail
- -----------------
ownership and sales shall be carried out in a manner consistent with the provisions of this Agreement.

     Section 8.18   Use of Purchaser's and/or Holders' Names. The Company shall
                    ----------------------------------------
not, and shall not permit any of its Subsidiaries, at any time without the prior written consent of the Purchaser, to use the name of the Purchaser or the name of any Affiliate of the Purchaser in connection with any of the Company's businesses or activities, except in connection with internal business matters, as required in dealings with governmental agencies and financial institutions and to trade creditors of the Company solely for credit reference purposes.

     Section 8.19   Restricted Investments. The Company covenants and agrees
                    ----------------------
that so long as any Note shall remain outstanding the Company shall not make or have, or permit any Subsidiary to make or have, any Restricted Investment.

     Section 8.20   Leases. The Company covenants and agrees that so long as any
                    ------
Note shall remain outstanding the Company shall not, and shall not permit any Subsidiary to, become a lessee under any operating lease (other than a lease under which the Company is lessor) of Property if the aggregate Rentals payable during any current or future period of 12 consecutive months under the lease in question and all other leases under which the Company and/or its Subsidiaries are then lessees would exceed $10,000,000.00.

     Section 8.21   Tax Consolidation. The Company covenants and agrees that so
                    -----------------
long as any Note shall remain outstanding the Company shall not, and shall not permit any Subsidiary to, file or consent to the filing of any consolidated income tax return with any Person other than a Subsidiary.


                                   ARTICLE 9

                               Events of Default
                               -----------------

     Section 9.1    Events of Default. If any one or more of the following
                    -----------------
events or conditions (each such event or condition being herein referred to as an "Event of Default") shall occur or exist for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be affected by operation of law or otherwise):

     (a) The Company shall default (for any reason) in the payment of the principal of any Note when the same becomes due in accordance with the provisions of this Agreement and such Note, whether at maturity or at a date fixed for the payment or prepayment of any portion thereof or by declaration, acceleration or otherwise; or

     (b) The Company shall default (for any reason) in the payment of interest on any Note when the same becomes due in accordance with the provisions of this Agreement and such Note and the continuance of such default for ten (10) days after the same becomes due in accordance with such provisions; or

     (c) The Company shall default (for any reason) in the performance of or compliance with any covenant or agreement in Sections 7.9 or 8.4;

     (d) The Company shall default (for any reason) in the performance of or compliance with any other covenant or agreement in this Agreement (other than a covenant on agreement a default in the performance of which is elsewhere in this
Section 9.1 specifically dealt with), and the continuance of such default for 30 days after the notice thereof to the Company from the Purchaser; or

     (e) Any representation or warranty made by the Company in connection with this Agreement or any certificate or financial information delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made; or

     (f) There shall exist an Event of Default (as that term is defined in the Loan Agreement) under the Loan Agreement; or

     (g) The Company or any Subsidiary shall default for any reason (as principal, lessee, guarantor or other surety) in the payment of any amounts due under any Indebtedness in an aggregate principal amount exceeding $100,000 or in the performance of or compliance with any other material term of any evidence or evidences of such Indebtedness or of any mortgage, indenture or other agreement relating thereto and the holder or holders of such Indebtedness shall have accelerated the maturity thereof or such default would permit (with notice or the lapse of time) the holders to accelerate the maturity thereof; or

     (h) The Company or any Subsidiary shall discontinue its business, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as such debts become due, or shall apply for or consent to the appointment of or taking possession by a trustee, receiver or liquidator (or other similar official) of any substantial part of its property, or shall commence a case or have an order for relief entered against it under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, or the Company or any Subsidiary shall take any action to authorize any of the actions set forth in this Section 9.1(h); or

     (i) Within 60 days after the commencement against the Company or any Subsidiary of a case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal, territorial or state bankruptcy, insolvency or other similar law, such case shall not have been dismissed or all orders or proceedings thereunder affecting the assets, operations or business of such Person shall not have been stayed, or the stay of any such order or proceeding shall thereafter be set aside and not be reinstated within 30 days, or within 60 days after the entry of a decree appointing a trustee, receiver or liquidator (or other similar official) of any substantial part of the property of such Person, such appointment shall not have been vacated or stayed, or the Company or any Subsidiary shall at any time consent to, agree to, approve or acquiesce in any such case or the entry of any such decree; or

     (j) A final judgment or final order which, together with all other outstanding final judgments and final orders against the Company and/or one or more of its Subsidiaries, exceeds an aggregate of $100,000 shall be rendered against the Company and/or one or more of its Subsidiaries and, within 45 days after entry thereof, such judgment shall not have been paid, satisfied, dismissed, bonded or discharged or the execution thereof stayed pending appeal, or within 45 days after the expiration of any such stay, such judgment shall not have been paid, satisfied, dismissed or discharged; or

     (k) The Company shall fail (i) to permit the exercise of any Warrant and promptly issue the Warrant Stock with respect thereto or fulfill the terms thereof or (ii) to purchase Warrants or Warrant Stock tendered pursuant to Sections 8 or 10 of the Warrant Certificate or (iii) to purchase Warrants or Warrant Stock called by the Company pursuant to Section 10 of the Warrant Certificate; or

     (l) The Company or any ERISA Affiliate shall have incurred any Withdrawal Liability to any Multiemployer Plan which, when aggregated with all other amounts required to be paid to Multiemployer Plans in connection with Withdrawal Liabilities (determined as of the date of such notification), will result in an annual payment in excess of $100,000 and such amount is not paid within 30 days of when such payment is due; or

     (m) The Company or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if as a result of such reorganization or termination the aggregate annual contributions of the Company and its ERISA Affiliate to all Multiemployer Plans which are then in reorganization or being terminated have been or will be increased over the average annual amounts contributed to such Multiemployer Plans for the most recent plan year which includes the date of this Agreement by an amount exceeding $100,000 if the Company may have liability therefor; or

     (n) The Company or any ERISA Affiliate shall have (i) incurred with respect to any Pension Plan an accumulated funding deficiency under Section 302 of ERISA or Section 412 of the Code for a plan year of such Pension Plan (determined as of the latest date for which a deductible contribution could be made for such plan year under Section 404 of the Code), other than an accumulated funding deficiency which has been properly waived by the Internal Revenue Service or which is the subject of a pending waiver before the Internal Revenue Service, and (ii) the amount of all such accumulated funding deficiencies which then exist with respect to all Pension Plans equals or exceeds $100,000 and such amount together with any interest, taxes or penalties in respect thereof is not paid with 30 days of when such amount is due;

then, (A) upon the actual or deemed entry of an order for relief with respect to the Company or any Subsidiary under the Bankruptcy Reform Act of 1978, as amended, the aggregate unpaid principal amount of and all interest accrued on the Notes shall be and become immediately due and payable without any notice of any kind or other act on the part of the Holders, and (B) in any such other event, and at any time thereafter, if any Event of Default shall then be continuing, the Purchaser may by written notice to the Company declare the aggregate unpaid principal amount of and all interest accrued on the Notes to be forthwith due and payable, whereupon the aggregate unpaid principal amount of and all interest accrued on the Notes, and all other amounts owing by the Company to the Purchaser or the Holders of the Notes under this Agreement and the Notes shall become forthwith due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company.

     If any principal of or interest on the Notes shall not be paid in full immediately upon the date when the same shall become due and payable, whether at maturity or at the date fixed for payment or prepayment, by declaration, acceleration or otherwise, interest shall accrue from such due date (without regard to any grace period) on the unpaid amount at the Default Rate.


                                  ARTICLE 10

                              Remedies on Default
                              -------------------

     Section 10.1   Remedies on Default. In case any one or more Events of
                    -------------------
Default shall have occurred and be continuing, or if the Company or any Subsidiary is in breach of any other covenant or agreement contained in this Agreement, the Purchaser, the Requisite Holders, or the Requisite Holders of the Warrants may proceed to protect and enforce their rights by an action at law, suit in equity or other appropriate proceedings, whether for the specific performance of any agreement contained or referred to herein or in the Notes or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law. No course of dealing and no delay on the part of any Holder in exercising any right shall operate as a waiver thereof or otherwise prejudice such Holder's or any other Holder's rights. No right conferred hereby or by any Note or Warrant upon the Holders shall be exclusive of any other right referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.


                                  ARTICLE 11

                           Restrictions on Transfer
                           -------------------------

     Section 11.1   Applicability of Restrictions. Notwithstanding any
                    -----------------------------
provisions to the contrary contained in this Agreement or any Notes, the provisions of this Section 11.1 shall apply to any Restricted Action. The Holder of each Note, by its acceptance thereof, agrees that it will not take any Restricted Action prior to the delivery to the Company of the opinion or opinions of counsel referred to in, and to the effect described in, Section 11.3, or until registration under the Securities Act of the Notes involved in such Restricted Action has become effective, and in the case of any transfer to any Person who is not an institutional investor or who competes in any respect with the Company or its Subsidiaries in the retail or wholesale sale of foods or related products, without the written consent of the Company (which shall not be unreasonably withheld).

     Section 11.2   Restrictive Legends. Each Note (unless at the time of
                    -------------------
issuance such Note is registered under the Securities Act), and each Note issued upon the transfer or exchange of any such Note (except as otherwise permitted by this Article 11), shall be stamped or otherwise imprinted with a legend in substantially the following form:

          This Note has not been registered under the Securities Act of 1933, as amended, and neither this Note nor any interest therein may be sold, transferred, pledged or otherwise disposed of in the absence of such registration or an exemption under such Act and the rules and regulations thereunder. The transfer of such Notes is subject to the restrictions set forth in Article 11 of that certain Note and Warrant Purchase Agreement dated as of November 17, 1993, between Cornucopia Natural Foods, Inc. (the "Company"), and Triumph-Connecticut Limited Partnership, copies of which are available for inspection at the office of the Company, and such Notes may be transferred only in compliance with the terms and conditions of Article 11 of such Note and Warrant Purchase Agreement.

     Section 11.3   Notice of Proposed Transfer; Opinion of Counsel. Each Holder
                    -----------------------------------------------
of any Notes by its acceptance thereof, agrees that, except as otherwise expressly provided in this Section 11.3 prior to the taking of any Restricted Action, such Holder will give 20 days written notice to the Company of such Holder's intention to take such Restricted Action accompanied by an opinion of counsel to such Holder. Each such notice shall describe the manner and circumstances of the proposed Restricted Action and such counsel's opinion shall state that in the opinion of such counsel the proposed Restricted Action may be effected without registration under the Securities Act of any Note involved in such Restricted Action. Such Holder shall thereupon be entitled to effect such Restricted Action in accordance with the terms of the notice delivered by such Holder to the Company, and the Company promptly shall effect any transfer of any Notes involved in such Restricted Action and deliver new Notes bearing (or not bearing, if in the opinion of such counsel such legend is no longer required to insure compliance with the Securities Act) the legend set forth in Section 11.2.

     Section 11.4   Transfer Pursuant to Rule 144A. The Company agrees to
                    ------------------------------
provide to the Holders and, upon a Holder's request, to any prospective purchaser designated by the Holder the financial and other information specified in Rule 144A(d) (4) under the Securities Act; provided that each of the Holder
                                              --------
and any such prospective purchaser agrees to execute a confidentiality agreement relating to the non-disclosure of information that the Company determines in good faith to be confidential. The Company also agrees to take any other action or to execute any certificates necessary to permit a transfer by any Holder to qualify for the exemption set forth in Rule 144A.

     Section 11.5   Transfer of Warrants. The provisions of the Warrant
                    --------------------
Certificate shall apply to the transfer of the Warrants and any Warrant Stock issuable upon exercise thereof.


                                  ARTICLE 12

                            Subordination of Notes
                            ----------------------


     Section 12.1   Notes Subordinate to Senior Indebtedness. The Company, and
                    ----------------------------------------
each Holder of the Notes by becoming a Holder thereof, each covenant and agree that, to the extent and in the manner hereinafter set forth in this Article 12, the Indebtedness represented by the Notes and the payment of the principal of and interest on each and all of the Notes are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all amounts which constitute Senior Indebtedness.

     Section 12.2   Payment Over of Proceeds Upon Dissolution Etc. In the event
                    ---------------------------------------------
of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, relief, arrangement, reorganization or other similar case or proceeding in connection therewith, relative to the Company or any of its Subsidiaries or to any of their respective creditors, as such, or to any of their assets, or (b) any liquidation, dissolution, reorganization or other winding up of the Company or any of its Subsidiaries, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company or any of its Subsidiaries, then the holders of the Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of the Senior Indebtedness, or provision shall be made for such payment in cash, before the Holders of the Notes are entitled to receive any payment on account of principal of or interest on the

Notes, and to that end the holders of the Senior Indebtedness shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities (including without limitation any such payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of the Company being subordinated to the payment of the Notes) which may be payable or deliverable in respect of the Notes in any such case, proceeding, dissolution, liquidation or other winding up or event.

     Notwithstanding the foregoing provisions of this Section 12.2, if the Holder of any Note shall have received any payment or distribution of assets of the Company or any of its Subsidiaries of any kind or character, whether in cash, property or securities (including without limitation any such payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of the Company being subordinated to the payment of the Notes) during the pendency of any proceeding referred to in this Section 12.2, before all Senior Indebtedness is paid in full or payment thereof provided for, then such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other person making payment or distribution of assets of the Company or such Subsidiary for the application to the payment of all the Senior Indebtedness remaining unpaid, to the extent necessary to pay all the Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of the Senior Indebtedness.

     Section 12.3   No Payment on Notes in Certain Circumstances.
                    --------------------------------------------

     (a)  After the occurrence and during the continuance of any Senior
Payment Default, unless and until such default shall have been cured or waived or shall have ceased to exist and any declaration that the Senior Indebtedness has become due and payable prior to the date on which it would otherwise have become due and payable shall have been rescinded or annulled, or if any judicial proceeding shall be pending with respect to any such default, then no payment (including without limitation any payment which may be payable by reason of the payment of any other Indebtedness of the Company being subordinated to the payment of the Notes) shall be made by the Company or any if its Subsidiaries on account of principal of or interest on the Notes or on account of the purchase or other acquisition of the Notes.

     Notwithstanding the foregoing, if the Company shall make any payment to the Holder of any Note prohibited by the foregoing provisions of this Section 12.3(a), and if such fact shall, at or prior to the time of such payment or within 90 days of the date such payment was made, have been made known to such Holder, then such payment shall be paid over and delivered forthwith to the Company for application to the payment of the Senior Indebtedness.

     The provisions of this Section 12.3(a) shall not apply to any payment with respect to which Section 12.2 would be applicable.

     (b) If any Senior Nonmonetary Default shall have occurred and be continuing then, upon the receipt by the Company and the Holders of the Notes of written notice of such Senior Nonmonetary Default from the Lender, no payment (including without limitation any payment which may be payable by reason of the payment of any other Indebtedness of the Company being subordinated to the payment of the Notes) shall be made by the Company or any of its Subsidiaries on account of principal of or interest on the Notes or on account of the purchase or other acquisition of any Notes during the Payment Blockage Period; provided,
                                                                      --------
however, that there shall be no more than two (2) Payment Blockage Periods
- -------
during the term of the Notes, no more than one (1) Payment Blockage Period during any 365-day period and any notice by the Lender hereunder given within 365 days of any day during a Payment Blockage Period shall be of no force and effect. Subject to the provisions of Section 12.3(a), the Company may resume payments on the Notes after such Payment Blockage Period. No Event of Default which had occurred and was continuing on the date of receipt by the Company of a written notice commencing a Payment Blockage Period may be made the basis for the delivery of a second notice to commence a Payment Blockage Period whether or not within any 365-day period, unless such Event of Default shall have been cured or waived for a period of not less than 90 consecutive days.

     Notwithstanding the foregoing, if the Company shall make any payment to the Holder of any Note prohibited by the foregoing provisions of this Section 12.3(b), and if such fact shall, at or prior to the time of such payment, have been made known to such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

     The provisions of this Section 12.3(b) shall not apply to any payment with respect to which Section 12.2 would be applicable.

     Section 12.4   Payment Permitted. Nothing contained in this Article 12 or
                    -----------------
elsewhere in this Agreement shall prevent the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in Section 12.2 or under the conditions described in Section 12.3, from making payments at any time of principal of or interest on the Notes or any other amounts payable under this Agreement. No Holder of the Notes shall be required to pay over any payment received in respect of the Notes other than as expressly provided in this Agreement. The Holders of the Notes shall have no obligation to turn over, and shall be entitled to retain, any payment or distribution received in respect of the Notes if at the time of receipt thereof such Holders had no knowledge of the event giving rise to a prohibition of payment under Section 12.3.

     Section 12.5   Subrogation to Rights of Holders of Senior Indebtedness.
                    -------------------------------------------------------
Subject to the payment in full of all Senior Indebtedness, the Holders of the Notes shall be subrogated, to the extent of the payments or distributions made to the holders of the Senior Indebtedness pursuant to the provisions of this
Article 12, to the rights of the holders of the Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of and interest on the Notes, and all other amounts payable under this Agreement, shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Notes would be entitled except for the provisions of this Article 12, and no payments made pursuant to the provisions of this Article 12 to the holders of the Senior Indebtedness by Holders of the Notes, shall, as among the Company, its creditors other than holders of the Senior Indebtedness and the Holders of the Notes, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

     Section 12.6   Provisions Solely to Define Relative Rights. The provisions
                    -------------------------------------------
of this Article 12 are and are intended solely for the purpose of defining the relative rights of the Holders of the Notes on the one hand and the holders of the Senior Indebtedness on the other hand. Nothing contained in this Article 12 or in the Notes is intended to or shall (a) impair, as among the Company, its creditors other than holders of the Senior Indebtedness and the Holders of the Notes, the obligation of the Company, which is absolute and unconditional (and which, subject to the rights under this Article 12 of the holders of the Senior Indebtedness, is intended to rank equally with all other general obligations of the Company) to pay to the Holders of the Notes the principal of and interest on the Notes when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Notes and creditors of the Company other than the holders of the Senior Indebtedness; or (c) prevent the Holder of any Note from exercising all remedies otherwise permitted by applicable law upon default under such Note or this Agreement, subject to the rights, if any, under this Article 12 of the holders of the Senior Indebtedness.

     Section 12.7   Certain Notices. The Company shall give prompt written
                    ---------------
notice to the Holders of the Notes and the Senior Indebtedness of any fact known to the Company which would prohibit the making of any payment in respect of the Notes. The Holders of the Notes shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment in respect of the Notes, unless and until such Holders shall have received written notice thereof from the Company or a holder of the Senior Indebtedness. Prior to the receipt of any such written notice, the Holders shall be entitled in all respects to assume that no such facts exist.

     Section 12.8   Reliance on Judicial Order or Certificate of Liquidating
                    --------------------------------------------------------
Agent. Upon any payment or distribution of assets of the Company or any of its
- -----
Subsidiaries referred to in this Agreement, the Holders of the Notes shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Holders of Notes, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Agreement.

     Section 12.9   Legend. So long as any Notes remain outstanding, each Note
                    ------
shall be stamped or otherwise imprinted with a legend in the following form:

          The indebtedness represented by this security is, to the extents provided in that certain Note and Warrant Purchase Agreement, dated as of November 17, 1993, between Cornucopia Natural Foods, Inc. (the "Company") and Triumph-Connecticut Limited Partnership, subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness (as defined in such Note and Warrant Purchase Agreement). Each holder hereof by accepting this security, agrees to and shall be bound by the provisions of such Note and Warrant Purchase Agreement and authorizes the Company to take such action as may be necessary or appropriate to effectuate the subordination so provided.

     Section 12.10  Exercise of Remedies. During the pendency of any Payment
                    --------------------
Blockage Period, no Holder of any Note shall commence any proceeding to collect amounts owing under the Notes or file or join in the filing of any case involving the Company under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal, territorial or state bankruptcy, insolvency or similar laws, until the earlier of (a) the termination of such Payment Blockage Period, (b) the acceleration of the Senior Indebtedness, (c) the taking of any enforcement action by the holder of any Senior Indebtedness, or (d) the occurrence of any Event of Default under Section 9.1(h) or 9.1(i); provided, that the holders of the Senior Indebtedness shall have given the
- --------
Holders 30 days' prior notice of their intention to take any action referred to in Section 12.10(b) or 12.10(c) or of any transfer or agreement by the Company to transfer any interest in any assets of the Company for which consent of the Holders is required under this Agreement during the pendency of any Payment Blockage Period.

                                  ARTICLE 13

                              Expenses, Indemnity
                              -------------------

     Section 13.1   Expenses. Whether or not the transactions contemplated
                    --------
hereby shall be consummated, the Company agrees to pay or reimburse the Purchaser on demand for all expenses, including without limitation the reasonable fees and expenses of legal counsel for the Purchaser, incurred by the Purchaser in connection with (a) the preparation, administration, amendment, modification, or enforcement of this Agreement, the Notes and the Warrants, (b) the transactions contemplated by this Agreement, and (c) the collection or attempted collection of any of the Notes in connection with this Agreement (including without limitation any such fees and expenses related to any bankruptcy or insolvency proceeding involving the Company and/or any one or more of its Subsidiaries), provided, however that the Company's obligation pursuant
                      --------
to this sentence with respect to the Purchaser's expenses incurred in connection with the preparation of this Agreement, the Notes and the Warrants on or before the Closing Date shall not exceed $20,000. The Company further agrees to pay to the Purchaser interest at the Stated Rate on the amount of any such expenses incurred by the Purchaser in connection with the enforcement of this Agreement, the Notes and the Warrants and/or the collection or attempted collection of any of the Notes in connection with this Agreement (including without limitation any such fees and expenses related to any bankruptcy or insolvency proceeding involving the Company and/or any one or more of its Subsidiaries) and not paid on demand by the Purchaser, from the date of demand until paid.

     Section 13.2   Indemnity. The Company agrees and covenants to indemnify,
                    ---------
defend and hold harmless the Purchaser and subsequent Holders (including without limitation any director, officer, employee, agent or controlling person of any of the Holders) from and against any losses, claims, damages, liabilities and expenses (including without limitation reasonable fees and disbursements of counsel and expenses of investigation) to which the Purchaser or any such Person may become subject insofar as such losses, claims, damages, liabilities and/or expenses arise out of or by reason of any investigation, litigation or other proceeding(s) related to the transactions contemplated by this Agreement, the Notes and/or the Warrants or any claim by any Person or Persons in connection with or under any applicable law, including without limitation any environmental law or securities law, whether or not such Holder is a party thereto, except to the extent any of the foregoing arises out of the negligence or willful misconduct of such Holder. The indemnity contained in the preceding sentence shall survive the payment or prepayment of the Notes.


                                   ARTICLE 14

                            Amendments and Waivers
                            ----------------------

     Section 14.1   Amendments and Waivers.
                    ----------------------

     (a) Any term, covenant, agreement or condition of this Agreement or the Notes or the Warrants may be amended, and compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), and any approval or consent required to be given by the Purchaser may be given, only if the Company shall have obtained the agreement in writing of (i) in the case of any of the foregoing which affects the Notes, the Purchaser, or (ii) in the case of any of the foregoing which affects the Warrants, the Requisite Holders of the Warrants (without counting for such purpose Notes or Warrants held by the Company) except that without the prior written consent of the Holders of all the Warrants at the time outstanding amend or modify any provisions in Sections 2, 5, 6, 7 and 10 of the Warrant Certificate (or any related definitions) in a manner adverse to the Holders of the Warrants or change the number of shares of Warrant Stock which may be purchased or the purchase price therefor. Any consideration given to any Holder to obtain his consent shall be given pro rata to all such Holders whether or not
                                     --- ----
they give their consent. No such amendment or waiver shall extend to or affect any obligation not expressly amended or waived or impair any right dependent thereon.

     (b) The failure of any Holder to insist upon the strict performance of any term, condition or other provision of this Agreement, the Notes or the Warrants or to exercise any right or remedy hereunder or thereunder, shall not constitute a waiver by such Holder of any such term, condition or other provision or a waiver of any Default or Event of Default in connection therewith; and any waiver of any such term, condition or other provision or of any Default or Event of Default shall not affect or alter this Agreement, the Notes or the Warrants, and each and every term, condition and other provision hereof and thereof shall, in such event, continue in full force and effect and shall be operative with respect to any other then existing or subsequent Default or Event of Default.


                                  ARTICLE 15

              Substitution and Replacement of Notes and Warrants
              --------------------------------------------------

     Section 15.1   Registration; Exchange of Notes and Warrants.
                    --------------------------------------------

     (a) The Company shall keep at its office, located at the address set forth at the beginning of this Agreement or at such other address as the Company shall designate by notice to the Holders of the Notes and Warrants, a register in which the Company shall provide for the registration and transfer of the Notes and Warrants. The Holder of any Notes may, at its option, in person or by duly authorized attorney, surrender the same for transfer (in accordance with Article 11) or exchange at such office of the Company and within a reasonable time thereafter and without expense (other than the payment by such Holder of any applicable transfer taxes); such transfer shall be registered or, in the case of an exchange the Holders shall receive in exchange one or more duly executed Notes of like tenor in aggregate principal amount equal to the aggregate original principal amount of the Notes so surrendered. Notes issued upon an exchange or transfer shall be in the minimum principal amount of $500,000, or any multiple of $100,000 in excess thereof. Each new Note shall be dated the date of the surrendered Note or Notes, shall bear a notation setting forth the date to which interest has been paid on the surrendered Note or Notes and the aggregate amount of principal prepayments made on the surrendered Note or Notes, and shall be registered in such name or names as such Holder may designate; and the Company covenants and agrees to take and cause to be taken all action necessary to effect such registrations, transfers and exchanges.

     (b) The Company and any agent of the Company may treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving payment of the principal of and interest on such Note and for all other purposes, whether or not such Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

     (c) The Company may at any time appoint a paying agent to maintain a register of the registered owners of the Notes and to pay on behalf of the Company principal of or interest on, the Notes. All of the costs and expenses incurred with respect to such agent shall be borne by the Company.

     Section 15.2   Replacement of Notes. Upon receipt by the Company of an
                    --------------------
affidavit or other evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note and

     (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company (provided, if the Holder of such Note is the
                             --------
Purchaser, the Purchaser's unsecured agreement of indemnity shall be satisfactory), or

     (b) in the case of mutilation, upon surrender and cancellation thereof, the Company shall execute and deliver in lieu thereof, a replacement Note, of like tenor and date and containing the notation described in Section 15.1(a).


                                  ARTICLE 16

                              General Provisions
                              ------------------

     Section 16.1   Notices.
                    -------

     (a) All notices and other communications hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, postage prepaid, or delivered by reliable overnight delivery service (receipt confirmed) or facsimile transmission (receipt confirmed), addressed (i) if to the Purchaser, whether in its capacity as the Purchaser or as a Holder, to it at CityPlace 1, 35th Floor, Hartford, Connecticut 06103-3499, attention: Richard J. Williams, or at such other address as the Purchaser shall have furnished to the Company in writing, or (ii) except as set forth in Section 16.1(b), if to any other Holder of any Note or Warrant, to it at such address as such Holder shall have furnished to the Company in writing, or, until such Holder so furnishes an address to the Company, then to and at the address of the last Holder of such Note or Warrant who has so furnished an address to the Company, or (iii) if to the Company, to it at 260 Lake Road, P.O. Box 999, Dayville, Connecticut 06241, attention Steven Townsend or at such other address as the Company shall have furnished in writing to the Holders.

     (b) Anything contained in this Agreement to the contrary notwithstanding, if at any time there shall be more than four (4) Holders in addition to the Purchaser, then the Purchaser shall be the agent for such other Holders solely for purposes of receiving such notices and other communications, or if the Purchaser no longer is a Holder then such other Holders shall elect an agent for such purposes, and all such notices and other communications shall be deemed to have been made in accordance with this Agreement if mailed by certified mail, return receipt requested, postage prepaid, or delivered by reliable overnight delivery service (receipt confirmed) or facsimile transmission (receipt confirmed), to such agent.

     (c) All such notices and other communications shall be deemed to be delivered (i) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (ii) in the case of dispatch by nationally recognized overnight courier marked for next day delivery, on the next Business Day following such dispatch, and (iii) in the case of mailing, on the third Business Day after the posting thereof.

     Section 16.2   Calculations. Calculations hereunder shall be made and
                    ------------
financial data required hereby shall be prepared, both as to classification of items and as to amounts, in accordance with GAAP and generally accepted accounting practices, which principles and practices shall be consistently applied and in conformity with those used in the preparation of the financial statements referred to herein.

     Section 16.3   Successors and Assigns; Survival of Agreements. This
                    ----------------------------------------------
Agreement shall inure to the benefit of and be binding on the Purchaser and the Company, and their respective successors and permitted assigns, including, in the case of the Purchaser, the Holders from time to time of the Notes and the Warrants;

provided, however, that the Company shall not assign, voluntarily, by operation
- -----------------
of law or otherwise, any of its rights or delegate any of its obligations under this Agreement without the prior written consent of the Purchaser and the Requisite Holders of the Warrants, and any such attempted assignment or delegation without such consent shall be null and void. All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement and the issue of the Notes and Warrants hereunder.

     Section 16.4   Counterparts; Section Headings, Etc. This Agreement may be
                    -----------------------------------
executed in any number of counterparts, and each such counterpart hereof when so executed and delivered shall be an original instrument, but all such counterparts shall together constitute one and the same instrument. The section headings and Table of Contents of this Agreement are inserted for convenience of reference only and shall not be construed as part of this Agreement. Unless specifically stated otherwise, all references in this Agreement to Sections, clauses, Exhibits and Schedules refer to the Sections and clauses of and Exhibits and Schedules to this Agreement.

     Section 16.5   Entire Agreement. This Agreement, the Notes and the Warrants
                    ----------------
and the documents expressly contemplated hereby and thereby collectively constitute the entire agreement and understanding between the parties hereto relating to the transactions contemplated hereby and thereby and supersede and take the place of all prior and contemporaneous agreements and understandings, written or oral, of the parties hereto relating to the transactions contemplated hereby.

     Section 16.6   Governing Law; Jurisdiction. This Agreement and the Notes
                    ---------------------------
and Warrants (except to the extent, if any, expressly provided to the contrary in any Note or Warrant) shall be governed by and construed, applied and enforced in accordance with the laws of the State of Connecticut, including without limitation the Uniform Commercial Code, except that no doctrine of choice of law shall be used to apply any law other than that of the State of Connecticut, and no defense, counterclaim or right of set-off given or allowed by the laws of any other state or jurisdiction, or arising out of the enactment, modification or repeal of any law, regulation, ordinance or decree of any foreign jurisdiction, shall be interposed in any action upon or relating to this Agreement. The Company agrees that any action or proceeding to enforce or arising out of this Agreement may be commenced in the Superior Court for the judicial district of Hartford at Hartford, Connecticut or in the United States District Court for the District of Connecticut, and the Company consents to such jurisdiction, agrees that venue will be proper in such courts in any such matter, agrees that Connecticut is the most convenient forum for litigation in any such suit, action or legal proceeding, and waives personal service of process and agrees that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served by registered or certified mail to the Company, or as otherwise provided by the laws of the State of Connecticut or the United States. The Company agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

     Section 16.7   Severability. The invalidity or unenforceability of any one
                    ------------
or more phrases, sentences, clauses, or Sections contained herein in any jurisdiction shall not affect the validity or enforceability of this Agreement or the remaining provisions of this Agreement in any jurisdiction or affect the validity or enforceability of such provisions in any other jurisdiction.

     Section 16.8   Estoppel Certificates. Within 15 days after the Purchaser
                    ---------------------
requests that the Company do so, the Company shall execute and deliver to the Holders a statement certifying (a) that this Agreement is in full force and effect and has not been modified except as described in such statement, (b) the interest payment date to which the interest on the Notes has been paid, (c) the unpaid principal balance of each Note, (d) whether or not to the best of its knowledge after due inquiry a Default or Event of Default has occurred and is continuing, and, if so, specifying in reasonable detail each such Default or Event of Default of which it has knowledge, (e) whether to the best of its knowledge after due inquiry the Company has any defense, setoff or counterclaim to the payment of any Notes in accordance with their terms, and, if so, specifying each defense, setoff or counterclaim of which it has knowledge in reasonable detail (including where applicable the amount thereof), and (f) as to any other matter reasonably requested by the Purchaser.

     Section 16.9   Jury Waiver; Consequential Damages. (a) THE COMPANY WAIVES
                    ----------------------------------
TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF, THIS AGREEMENT, THE NOTES OR THE WARRANTS, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT HEREOF OR THEREOF. THIS WAIVER IS INFORMED AND FREELY MADE.

     (b)  NEITHER THE HOLDERS NOR THE COMPANY NOR ANY AGENT OR ATTORNEY OF
ANY OF THEM SHALL BE LIABLE TO THE OTHER FOR CONSEQUENTIAL DAMAGES ARISING FROM ANY BREACH OF CONTRACT, TORT OR OTHER WRONG RELATING TO THE ESTABLISHMENT, ADMINISTRATION OR COLLECTION OF THE OBLIGATIONS RELATING IN ANY WAY TO THIS AGREEMENT OR THE NOTES OR THE WARRANTS OR THE ACTION OR INACTION OF THE COMPANY UNDER ANY ONE OR MORE HEREOF OR THEREOF.

     Section 16.10  PJR Waiver. THE COMPANY HEREBY ACKNOWLEDGES THAT THE
                    ----------
TRANSACTION OF WHICH THIS AGREEMENT IS A PART IS A COMMERCIAL TRANSACTION, AND HEREBY WAIVES TO THE MAXIMUM

EXTENT PERMITTED BY APPLICABLE LAW ITS RIGHT TO NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, OR AS OTHERWISE ALLOWED BY ANY STATE OR FEDERAL LAW, WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE HOLDERS OR THEIR SUCCESSORS OR ASSIGNS MAY DESIRE TO USE.

     Section 16.11  Notice of Breach by the Holders. The Company agrees to give
                    -------------------------------
the Holders written notice of any action or inaction by the Holders or any agent or attorney of the Holders in connection with this Agreement or the Notes or Warrants that may be actionable against the Holders or any agent or attorney of the Holders or a defense to payment of the Notes for any reason, including without limitation commission of a tort or violation of any contractual duty or duty implied by law. The Company agrees that unless such notice is duly given as promptly as possible (and in any event within 30 days) after the Company has knowledge, or with the exercise of reasonable diligence should have had knowledge, of any such action or inaction, the Company shall not assert, and the Company shall be deemed to have waived, any claim or defense arising therefrom.

     Section 16.12  Concerning the Warrants.
                    -----------------------

     (a) The Purchaser and the Company agree that the allocation of the issue price of the Notes and the Warrants as determined under Proposed Treasury Regulation 1.1273-2(d)(2)(iv) is $3,000,000 to the Notes and $3,500,000 to the
Warrants.

     (b) The Company shall not declare or value the Warrants and the initial unamortized discount applicable to the Notes in any return filed with the Internal Revenue Service or for financial reporting purposes or for any other purpose in amounts inconsistent with the allocation agreed to in Section 16.12(a).

     Section 16.13  Rights and Remedies Cumulative. The rights and remedies
                    ------------------------------
provided in this Agreement, the Notes and each document contemplated hereby or thereby shall be cumulative and not exclusive of any rights or remedies provided by law.

     Section 16.14  Accounting Terms. Unless otherwise specified herein, all
                    ----------------
accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Company's independent public accountants) with the most recent audited consolidated financial statements of the Company and its Consolidated Subsidiaries delivered in accordance with Section 7.1; provided
                                                                    --------
that, if the Company notifies the Purchaser that the Company wishes to amend any covenant in Article 7 or Article 8 to eliminate the effect of any change in generally accepted accounting principles on the operation of such covenant (or if the Purchaser notifies the Company that the Purchaser wishes to amend Article 7 and/or Article 8 for such purpose), then the Company's compliance with such covenant shall be determined on the basis of generally accepted accounting principles in effect immediately before the relevant change in generally accepted accounting principles became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Company and the Purchaser.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement in Hartford, Connecticut as of the date first above written.

                                   CORNUCOPIA NATURAL FOODS, INC.


                                   By: /s/ Norman A. Cloutier
                                       ----------------------
                                       Norman A. Cloutier
                                   Its President


                                   TRIUMPH-CONNECTICUT LIMITED
                                   PARTNERSHIP, by its general partner
                                   Triumph-Connecticut Capital Advisors,
                                   Limited Partnership


                                   By: /s/ Richard J. Williams
                                       -----------------------
                                       Richard J. Williams
                                   Its Principal, duly authorized

                                                                 EXEXCUTION COPY
                                                                 ---------------

                                   EXHIBIT A
                                   ---------


     The obligations represented by this Guaranty are, to the extent provided in this Guaranty, subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness (as defined in this Guaranty). Each holder of Notes, by accepting this Guaranty, agrees to and shall be bound by the provisions of Section 9, and authorizes the Company to take such action as may be necessary or appropriate to effectuate the subordination so provided.

                          SENIOR SUBSIDIARY GUARANTY

     SENIOR SUBSIDIARY GUARANTY, dated as of November 17, 1993 (this "Guaranty"), of NATURAL RETAIL GROUP, INC., a Delaware corporation (being hereinafter referred to, together with its successors and permitted assigns, as the "Guarantor") in favor of TRIUMPH-CONNECTICUT LIMITED PARTNERSHIP, a Connecticut limited partnership (the "Purchaser"), and the Holders from time to time of the Notes issued pursuant to the Note Purchase Agreement referred to below.

                              W I T N E S S E T H

     WHEREAS, Cornucopia Natural Foods, Inc., a Rhode Island corporation (the "Company"), and the Purchaser have entered into a certain Note and Warrant Purchase Agreement, dated as of November 17, 1993 (as the same may be amended and in effect from time to time, the "Note Purchase Agreement"), providing, subject to the terms and conditions thereof, for the sale by the Company to the Purchaser of Notes and Warrants to purchase Common Stock of the Company; and

     WHEREAS, the Company owns all of the outstanding shares of capital stock of the Guarantor; and

     WHEREAS, it is a condition of the Note Purchase Agreement that the Guarantor execute and deliver a guaranty whereby the Guarantor shall guarantee the payment when due of all principal, interest and other amounts that shall be at any tine payable by the Company under the Note Purchase Agreement and the Notes; and

     WHEREAS, the Company has used the proceeds of the transactions contemplated by the Note Purchase Agreement to a $6.5 million capital contribution to the Guarantor; and

     WHEREAS, in consideration of the financial and other support that the Company has provided, and such financial and other support as the Company may in the future provide, to the Guarantor, and in order to induce Purchaser to enter into the Note Purchase Agreement, the Guarantor is willing to guarantee the obligations of the Company under the Note Purchase Agreement and the Notes.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees as follows:

     Section 1.     Definitions.  As used in this Guaranty:
                    -----------

     "Senior Indebtedness" shall mean all obligations of the Guarantor under the
     -------------------
Loan Agreement and/or any guaranty of the Company's obligations under the Loan Agreement for the payment in accordance with the terms of the Loan Agreement and any such guaranty, each as in effect on the date hereof, of principal not in excess of $15,000,000, premium, if any, and interest in respect of the indebtedness outstanding under the Loan Agreement.

     All terms used in this Guaranty which are not defined in this Section 1 shall have the meanings respectively set forth elsewhere in this Guaranty or in the Note Purchase Agreement.

     Section 2.     Representations and Warranties.  The Guarantor represents
                    ------------------------------
and warrants that:

     (a) The Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation; (ii) has all requisite corporate power, and has all governmental licenses, authorizations, consents and approvals (including without limitation all Licenses and any other license, authorization, consent, permit or approval required under any Environmental Law) necessary to own its assets and carry on its business as now being or as proposed to be conducted and to consummate the transactions contemplated by this Guaranty; and (iii) is qualified to do business in all jurisdictions in which the nature of the business its conducts makes such qualification necessary or where failure so to qualify would have a material adverse effect on its condition (financial or otherwise), assets, nature of assets, liabilities (including without limitation tax, ERISA and Environmental Liabilities) or prospects.

     (b) The Guarantor has all necessary corporate power and authority to execute, deliver and perform its obligations under this Guaranty; the execution, delivery and performance by the Guarantor of this Guaranty has been duly authorized by all necessary corporate action; and this Guaranty has been duly and validly executed and delivered by the Guarantor and constitutes the legal, valid and binding obligation of the Guarantor, enforceable in accordance with its terms, except as the enforceability of this Guaranty nay be limited by bankruptcy, insolvency, reorganization or moratorium or other similar laws relating to the enforcement of creditors' rights generally and by general equitable principles.

     (c) The execution and delivery of this Guaranty, the consummation of the transactions contemplated by this Guaranty and the compliance with the terms and provisions of this Guaranty by the Guarantor will not (i) conflict with or result in a breach of, or require any consent under, the certificate of incorporation or by-laws of the Guarantor; any applicable law or regulation; any order, writ, injunction or decree of any court or governmental authority or agency; any material lease; or any other material agreement or instrument to which the Guarantor is a party or by which it is bound or to which it is subject; (ii) constitute a default under any such lease, agreement or instrument; or (iii) result in the creation or imposition of any lien upon any of the revenues or assets of the Guarantor pursuant to the terms of any such agreement or instrument.

     Section 3.     The Guaranty.  The Guarantor hereby unconditionally
                    ------------
guarantees the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of (a) the principal of and interest on each Note issued by the Company pursuant to the Note Purchase Agreement, and (b) the full and punctual payment of all other amounts payable by the Company under the Note Purchase Agreement. Upon any failure by the Company punctually to pay any such amount, the Guarantor agrees that it shall forthwith on demand pay the amount not so paid.

     Section 4.     Guaranty Unconditional.  The Guarantor's obligations under
                    ----------------------
this Guaranty shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

     (a) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Company under the Note Purchase Agreement and/or one or more of the Notes, or any obligation of the Guarantor under this Guaranty, by operation of law or otherwise;

     (b) modification or amendment of or supplement to the Note Purchase Agreement and/or one or more of the Notes;

     (c) any release, non-perfection or invalidity of any direct or indirect security, whenever given, for any obligation of the Company under the Note Purchase Agreement and/or one or more of the Notes;

     (d) any change in the corporate existence, structure or ownership of the Company, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Company or its assets or any resulting release or discharge of any obligation of the Company contained in the Note Purchase Agreement and/or one or more of the Notes;

     (e) the existence of any claim, set-off or other rights which the Guarantor may have at any time against the Company, the Purchaser, any Holder, or any other Person, whether in connection with this Guaranty or any unrelated transaction(s);

     (f) any invalidity or unenforceability relating to or against the Company for any reason of the Note Purchase Agreement and/or one or more of the Notes, or any provision of applicable law or regulation purporting to prohibit the payment by the Company of the principal of or interest on any one or more of the Notes or any other amount payable by the Company under the Note Purchase Agreement or the Warrant;

     (g) any other act or omission to act or delay of any kind by the Company, the Guarantor, any Holder or any other Person; or

     (h) other circumstance whatsoever which might, but for the provisions of this Section 4, constitute a legal or equitable discharge of the Guarantor's obligations under this Guaranty.

     Section 5.     Discharge Only Upon Payment in Full; Reinstatement in
                    -----------------------------------------------------
Certain Circumstances.  The Guarantor's obligations under this Guaranty shall
- ---------------------
remain in full force and effect until the principal of and interest on the Notes, and all other amounts payable by the Company under the Note Purchase Agreement have been finally and indefeasibly paid in full. If at any time any payment of the principal of or interest on any one or more of the Notes or any other amount payable by the Company under the Note Purchase Agreement is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Company or otherwise, the Guarantor's obligations under this Guaranty with respect to such payment shall be reinstated as though such payment had been due but not made at the time of such rescission, restoration or return.

     Section 6.     Waiver by the Guarantor.  The Guarantor irrevocably waives
                    -----------------------
acceptance of this Guaranty, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for in this Guaranty, as well as any requirement that at any tine any action be taken by any Person against the Company, the Guarantor under this Guaranty, or any other Person.

     Section 7.     Waiver of Subrogation.  The Guarantor hereby waives any
                    ---------------------
right or claim of exoneration, reimbursement, subrogation, contribution or indemnity and any other similar right or claim arising out of any payment by the Guarantor under this Guaranty.

     Section 8.     Stay of Acceleration.  Except as provided in Section 9, if
                    --------------------
acceleration of the time for payment of any amount payable by the Company under the Note Purchase Agreement and/or one or more of the Notes is stayed upon the insolvency, bankruptcy or reorganization of the Company, all such amounts otherwise subject to acceleration under the terms of the Note Purchase Agreement shall nonetheless be payable by the Guarantor under this Guaranty forthwith on demand by any Holder.

     Section 9.     Subordination. (a) The Guarantor and the Purchaser and each
                    -------------
Holder of a Note by becoming a Holder thereof, agree that the obligations of the Guarantor under this Guaranty are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all obligations of the Guarantor which constitute Senior Indebtedness.


     (b) In the event of (i) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, relief, arrangement, reorganization or other similar case or proceeding in connection therewith, relative to the Guarantor or to its creditors, as such, or to its assets, or (ii) any liquidation, dissolution, reorganization or other winding up of the Guarantor, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (iii) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Guarantor, then and in any such event the holders of the Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of the Senior Indebtedness, or provision shall be made for such payment in cash, before the Holders of the Notes are entitled to receive any further payment under this Guaranty, and to that end the holders of the Senior Indebtedness shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities which may be payable or deliverable under this Guaranty in any such case, proceeding, dissolution, liquidation or other winding up or event.

     If, notwithstanding the foregoing provisions of this Section 9(b), the Holders of the Notes shall have received any payment or distribution of assets of the Guarantor of any kind or character, whether in cash, property or securities, before all Senior Indebtedness is paid in full or payment thereof provided for, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to such Holders, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other person making payment or distribution of assets of the Guarantor for application to the payment of all the obligations of the Guarantor to guaranty payment of Senior Indebtedness remaining unpaid, to the extent necessary to pay all the Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of the Senior Indebtedness.

     (c) No payment shall be made to the holder of this Guaranty by the Guarantor during any period of time during which any payments with respect to the Notes are prohibited under Section 12.3 of the Note Purchase Agreement.

     The terms of subordination set forth in Sections 12.4 through 12.10 of the Note Purchase Agreement shall apply to the subordination of the obligations of the Guarantor hereunder to the payment of the Senior Indebtedness mutatis
                                                                     -------
mutandis and such terms are incorporated herein by reference as if fully set
- --------
forth herein.

     Section 10.    Modification; Amendments; Waivers; Rights and Remedies
                    ------------------------------------------------------
Cumulative.  The terms and provisions of this Guaranty may not be modified or
- ----------
amended, nor may any provision be waived, discharged or terminated except pursuant to a writing signed by the Guarantor, the Purchaser and the Requisite Holders of the Notes; provided, however, that (a) no amendment, modification or
                      --------  -------
waiver of any term of this Guaranty which has a discriminatory effect with respect to the rights of any Holder shall be made unless such Holder executes, or consents in writing to, such amendment, modification or waiver and (b) without the prior written consent of the Holder or Holders of all the Notes at the time outstanding, no amendment to this Guaranty shall (i) change the Guarantor's obligations hereunder with respect to: (A) the maturity of any installment of principal of any Note; (B) the principal of, or the rate or time of payment of interest payable with respect to, any Note; (C) the time or amount of any required payments or prepayments with respect to the Notes; or (D) the subordination provisions of this Guaranty or the Note Purchase Agreement, in a manner adverse to the Holder of any Note(s), or (ii) reduce the proportion of the principal amount of Notes required with respect to any consent. No failure or delay by any Holder in exercising any right, power or privilege under this Guaranty shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Guaranty and the Note Purchase Agreement and any one or more of the Notes shall be cumulative and not exclusive of any rights or remedies provided by law.

     Section 11.    Notices.  All notices, requests and other communications
                    -------
hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, postage prepaid, or delivered by reliable overnight delivery service (receipt confirmed) or facsimile transmission (receipt confirmed), addressed (a) if to the Purchaser, to it at CityPlace I, 35th Floor, Hartford, Connecticut 06103-3499, attention: Richard J. Williams, or at such other address as the Purchaser shall have furnished to the Guarantor in writing, or
(b) if to any other Holder of any Note, to it at such address as such Holder shall have furnished to the Guarantor in writing, or (c) if to the Guarantor at its address set forth on the signature page hereof or at such other address as the Guarantor shall have furnished in writing to the Holders.

     Except as otherwise specifically provided in this Guaranty, all such notices and other communications shall be deemed to have been delivered (i) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (ii) in the case of dispatch by nationally recognized overnight courier marked for next day delivery, on the next Business Day following such dispatch and (iii) in the case of mailing, on the third Business Day after the posting thereof.

     Section 12.    Successors and Assigns; Survival of Agreements. This
                    ----------------------------------------------
Guaranty shall inure to the benefit of and be binding upon the Holders and the Guarantor, and their respective successors and permitted assigns; provided,
                                                                  --------
however, that the rights of each Holder hereunder shall be freely assignable in
- -------
the event of an assignment of the Notes or other amounts payable under the Note Purchase Agreement and the rights of each Holder hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness; and provided further that the Guarantor shall not assign,
                  -------- -------
voluntarily, by operation of law or otherwise, any of its rights or delegate any of its obligations under this Agreement without the prior written consent of the Holders of at least 75% of the face value of the Notes then outstanding held by the Holders as a group, and any such attempted assignment or delegation without such consent shall be null and void. All agreements, representations and warranties made herein shall survive the execution and delivery of this Guaranty and the Note Purchase Agreement and the issue of the Notes.

     Section 13.    Counterparts; Section Headings, Etc.  This Guaranty may be
                    ------------------------------------
executed in any number of counterparts, and each such counterpart hereof when so executed and delivered shall be an original instrument, but all the counterparts shall together constitute one and the same instrument. The section headings of this Guaranty are inserted for convenience of reference only and are not to be construed as part of this Guaranty. Unless specifically stated otherwise, all references in this Guaranty to Sections, clauses, Exhibits and Schedules refer to the Sections and clauses of and Exhibits and Schedules to this Guaranty.

     14.  Entire Agreement.  This Guaranty and the documents expressly
          ----------------
contemplated hereby collectively constitute the entire agreement and understanding between the parties hereto relating to the transactions contemplated hereby and thereby and supersede and take the place of all prior and contemporaneous agreements and understandings, written or oral, of the parties hereto relating to the transactions contemplated hereby.

     15.  Governing Law; Jurisdiction.  This Guaranty shall be governed by
          ---------------------------
and construed, applied and enforced in accordance with the laws of the State of Connecticut, including without limitation the Uniform Commercial Code, except that no doctrine of choice of law shall be used to apply any law other than that of the State of Connecticut, and no defense, counterclaim or right of set-off given or allowed by the laws of any other state or jurisdiction, or arising out of the enactment, modification or repeal of any law, regulation, ordinance or decree of any foreign jurisdiction, shall be interposed in any action hereon. The Guarantor agrees that any action or proceeding to enforce or arising out of this Guaranty may be commenced in the Superior Court for the judicial district of Hartford at Hartford, Connecticut or in the United States District Court for the District of Connecticut, and the Guarantor consents to such jurisdiction, agrees that venue will be proper in such courts in any such matter, agrees that Connecticut is the most convenient forum for litigation in any such suit, action or legal proceeding, and waives personal service of process and agrees that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served by registered or certified mail to the Guarantor, or as otherwise provided by the laws of the State of Connecticut or the United States. The Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

     Section 16.    Severability.  The invalidity or unenforceability of any
                    ------------
one or more phrases, sentences, clauses, or Sections contained herein in any jurisdiction shall not affect the validity or enforceability of this Guaranty or the remaining provisions of this Guaranty or affect the validity or enforceability of such provisions in any other jurisdiction.

     Section 17.    Jury Waiver; Consequential Damages.  (a)  THE GUARANTOR
                    ----------------------------------
WAIVES TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF, THIS GUARANTY, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT HEREOF. THIS WAIVER IS INFORMED AND FREELY MADE.

     (b) NEITHER THE HOLDERS NOR THE GUARANTOR NOR ANY AGENT OR ATTORNEY OF ANY OF THEM SHALL BE LIABLE TO THE OTHER FOR CONSEQUENTIAL DAMAGES ARISING FROM ANY BREACH OF CONTRACT, TORT OR OTHER WRONG RELATING TO THE ESTABLISHMENT, ADMINISTRATION OR COLLECTION OF THE OBLIGATIONS RELATING IN ANY WAY TO THIS GUARANTY OR THE NOTE PURCHASE AGREEMENT OR THE NOTES OR THE ACTION OR INACTION OF THE GUARANTOR UNDER ANY ONE OR MORE HEREOF OR THEREOF.

     Section 18.    PJR Waiver.  THE GUARANTOR HEREBY ACKNOWLEDGES THAT THE
                    ----------
TRANSACTION OF WHICH THIS GUARANTY IS A PART IS A COMMERCIAL TRANSACTION, AND HEREBY WAIVES TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW ITS RIGHT TO NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, OR AS OTHERWISE ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE HOLDERS OR THEIR SUCCESSORS OR ASSIGNS MAY DESIRE TO USE.

     Section 19.  Notice of Breach by the Holders. The Guarantor agrees to give
                  -------------------------------
the Holders written notice of any action or inaction by the Holders or any agent or attorney of the Holders in connection with this Guaranty, the Note Purchase Agreement or the Notes that may be actionable against the Holders or any agent or attorney of the Holders or a defense to payment of the Notes for any reason, including without limitation commission of a tort or violation of any contractual duty or duty implied by law. The Guarantor agrees that unless such notice is duly given as promptly as possible (and in any event within 30 days) after the Guarantor has knowledge, or with the exercise of reasonable diligence should have had knowledge, of any such action or inaction, the Guarantor shall not assert, and the Guarantor shall be deemed to have waived, any claim or defense arising therefrom.

     IN WITNESS WHEREOF, the Guarantor has executed and delivered this Guaranty in Hartford, Connecticut as of the date first above written.

                                   NATURAL RETAIL GROUP, INC.


                                   By: /s/ Norman A. Cloutier
                                       ---------------------------
                                       Norman A. Cloutier
                                   Title: President

                                   Address for Notices:
                                   c/o Cornucopia Natural Foods, Inc.
                                   P.O. Box 299
                                   260 Lake Road
                                   Dayville, CT  06241
                                   Telecopy No.:  203-779-2811

                                   EXHIBIT B
                                   ---------

                               See Exhibit 10.12

                                                                  EXECUTION COPY
                                                                  --------------

                                   EXHIBIT C
                                   ---------


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS THE REGISTRATION PROVISIONS OF SUCH ACT HAVE BEEN COMPLIED WITH OR UNLESS IN THE OPINION OF COUNSEL REQUIRED BY SECTION 5 OF THIS WARRANT COMPLIANCE WITH SUCH PROVISIONS IS NOT REQUIRED. THE TRANSFER OF SUCH SECURITIES IS SUBJECT TO THE RESTRICTIONS SET FORTH IN SECTION 5 OF THIS WARRANT, AND SUCH SECURITIES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF SUCH SECTION 5.

                        CORNUCOPIA NATURAL FOODS, INC.

                         Common Stock Purchase Warrant
                         -----------------------------

                         Dated as of November 17, 1993
               Void after the Expiration Date (as defined below)

21,212 shares of Common Stock, no par value per share, subject to adjustment as set forth herein.

THIS COMMON STOCK PURCHASE WARRANT CERTIFIES that, for valuable consideration received, TRIUMPH-CONNECTICUT LIMITED PARTNERSHIP, a Connecticut limited partnership (the "Purchaser"), or its registered assigns, is entitled, from time
                  ---------
to time or at any time during the period commencing on the Original Issue Date (as hereinafter defined) and terminating upon the close of business on the Expiration Date, to subscribe for and purchase from CORNUCOPIA NATURAL FOODS, INC., a Rhode Island corporation (together with any Person(s) which shall succeed to or assume the obligations of the Company under this Warrant, the

"Company"), an aggregate of 21,212 shares of fully paid and non-assessable
- --------
Common Stock, no par value, of the Company, for a purchase price of $0.01 per share, subject to adjustment as to such price per share (such price per share, as so adjusted from time to time pursuant to the terms hereof, being hereinafter called the "Per Share Purchase Price") and such number of shares as hereinafter
            ------------------------
provided.

     This Common Stock Purchase Warrant (this "Warrant") has been issued by the
                                               -------
Company to the Purchaser under the terms of the Note Purchase Agreement (as hereinafter defined), and the rights of the holder of this Warrant and of the holders of the Warrant Stock (as hereinafter defined) purchasable upon the exercise of this

Warrant are subject to the provisions of the Note Purchase Agreement.

     Copies of the Note Purchase Agreement are on file and available for inspection at the principal office of the Company, 260 Lake Road, Dayville, Connecticut 06241, or at such other office of the Company as the Company shall designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company.

     This Warrant is subject to the following terms and conditions:

     Section 1.     Definitions.
                    -----------

     For the purposes of this Warrant:

     "Bona Fide Offer" shall have the meaning given to that term in Section
      ---------------
5(d).

     "Certificate of Incorporation" shall mean the Articles of Incorporation of
      ----------------------------
the Company, as in effect on the Original Issue Date.

     "Commission" shall mean the Securities and Exchange Commission or any
      ----------
other Federal agency then administering the Securities Act.

     "Common Stock" shall mean the Company's voting common stock, no par value
      ------------
per share. Subject to the provisions of Section 7, shares purchasable upon the exercise of this Warrant shall include only shares of the class designated as Common Stock of the Company at the date of this Warrant or shares of any class or classes resulting from any reclassification or reclassifications thereof that have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company; provided, that if at any time there shall be more than one such
         --------
resulting class, the shares of each such class then so purchasable in connection with this Warrant shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

     "Company" shall have the meaning given to that term in the first paragraph
      -------
of this Warrant.

     "Convertible Securities" shall mean and include any Securities convertible
      ----------------------
into or exchangeable for shares of Common Stock.

     "Current Market Price" shall mean, with respect to any Security, asset,
      --------------------
right or evidence of indebtedness, on any date, the average of the daily closing prices per unit of such Security, asset, right or evidence of indebtedness for the 25 consecutive trading days on the New York Stock Exchange composite tape commencing not less than 45 trading days before, and ending not later than, the earlier of the date in question and the day before the "ex" date for the distribution requiring such computation. The closing price for each day shall be the last sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the New York Stock Exchange composite tape; or, if such Security, asset, right or evidence of indebtedness is not listed or admitted to trading on such exchange, on the principal national securities exchange on which such Security, asset, right or evidence of indebtedness is listed or admitted to trading; or, if not listed or admitted to trading on any national securities exchange, on the NASDAQ National Market System; or, if such Security, asset, right or evidence of indebtedness is not listed or admitted to trading on any national securities exchange or quoted on the NASDAQ National Market System, the average of the highest reported bid and lowest reported asked prices for such security, asset, right or evidence of indebtedness as furnished by NASDAQ or a similar organization if NASDAQ no longer is reporting such information.

     "Event of Default" shall have the meaning given to that term in the Note
      ----------------
Purchase Agreement.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended,
      ------------
or any similar Federal statute, and the rules and regulations promulgated by the Commission thereunder, all as the same shall be in effect at the time.

     "Expiration Date" shall mean the later of (a) October 31, 2000, or (b) the
      ---------------
date when all principal and interest on and other sums due and owing pursuant to the terms of the Notes issued under the Note Purchase Agreement has been paid in full.

     "Fair Market Value" of any security, asset, right or evidence of
      -----------------
indebtedness shall mean, on any date, the Current Market Price of such Security, asset, right or evidence of indebtedness, or, if on any such date the, price of such Security, asset, right or evidence of indebtedness is not quoted by any organization referred to in the definition of Current Market Price, an amount determined in good faith by the Board of Directors of the Company or if the Requisite Holders of the Warrants object to such determination, by an independent investment banking firm mutually agreed upon by the Company and such Requisite Holders. The Company shall bear the fees and expenses of any such firm if such investment banking firm concludes an adjustment of more than 5% to the Board of Directors' determination is required, otherwise the Warrantholders shall bear such fees and expenses. Such investment banking firm's determination of the Fair Market Value of such Security, asset, right or evidence of indebtedness shall be binding upon the Company and the Warrantholders.

     "Fully Diluted Basis" shall mean, at the time in question, the aggregate
      -------------------
number
of shares of Common Stock which would then be outstanding, assuming the exercise of all Securities exercisable for Common Stock, other than Management Options, and the conversion or exchange of all Securities convertible into or exchangeable for Common Stock.

     "Indebtedness" of any Person shall mean any indebtedness, contingent or
      ------------
otherwise, in respect of borrowed money.

     "Internal Rate of Return" shall mean the internal rate of return on the
      -----------------------
Purchaser's investment in the Notes and Warrants as calculated by the Purchaser in accordance with the Purchaser's investment policies and generally accepted financial practices based upon payments to be received upon the sale of the Warrants and/or Warrant Stock to the Company.

     "Loan Agreement" shall have the meaning given to that term in the Note
      --------------
Purchase Agreement.

     "Lock In Date" (a) at any time shall mean the later to occur of the Public
      ------------
Offering Date and the date on which there no longer are any Notes outstanding;
(b) between the second and third anniversaries of the Original Issue Date shall also mean the later to occur of (i) a Bona Fide Offer by the Company to purchase the Warrants and all outstanding Warrant Stock for an aggregate purchase price that provides the Purchaser with an Internal Rate of Return of not less than 35% and (ii) the date on which there no longer are any Notes outstanding; and (c) between the third and fourth anniversaries of the Original Issue Date shall also mean the later to occur of (i) a Bona Fide Offer by the Company to purchase the Warrants and all outstanding Warrant Stock for an aggregate purchase price that provides the Purchaser with an Internal Rate of Return of not less than 30% and
(ii) the date on which there are no longer are any Notes outstanding.

     "Management Options" shall mean options to purchase shares of the Common
      ------------------
Stock owned by the officers and/or directors of the Company which are exercisable in the aggregate for not more than 11,111 shares of Common Stock, provided that Management Options shall include options to purchase up to 2,778
- --------
shares of Common Stock with an unrestricted exercise price per share; options to purchase up to 2,778 shares of Common Stock with an exercise price per share that is not less than $150; and options to purchase up to 5,555 shares of Common Stock with an exercise price per share that is not less than $300, and provided
                                                                       --------
further that Management Options shall not include options to purchase shares of Common Stock granted to Norman A. Cloutier on or after the date of this Agreement and on or before the date of the consummation of the initial public offering of the Common Stock of the Company if such options have a per share exercise price of less than $150. The number of shares subject to Management Options and the per share exercise price of such options shall be subject to adjustment in the manner described in Sections 7(a),

7(b), 7(c), 7(f), 7(g) and 7(1) upon the happening of any of the events described in such Sections.

     "Note Purchase Agreement" shall mean that certain Note and Warrant
      -----------------------
Purchase Agreement, dated as of the Original Issue Date, by and between the Company and the Purchaser, as the same may be amended from time to time.

     "Notes" shall mean the Senior Notes issued by the Company and executed and
      -----
delivered pursuant to the Note Purchase Agreement, and such term shall include each note which shall be delivered in substitution or exchange for any such note which is at the time outstanding.

     "Option Price" shall mean the fair market value of the Warrant(s) and the
      ------------
Warrant Stock proposed to be purchased or sold based upon a price per share determined as if the Common Stock and Warrant Stock were fully registered and freely tradeable and a liquid public market existed for such Securities.

     "Original Issue Date" shall mean November 17, 1993.
      -------------------

     "Per Share Purchase Price" shall have the meaning given to that term in
      ------------------------
the first paragraph of this Warrant.

     "Person" shall mean any corporation, association, partnership, joint
      ------
venture, limited liability company, organization, business, individual, government or any agency or political subdivision thereof or any other entity.

     "Public Offering Date" shall mean (a) the date of effectiveness under the
      --------------------
Securities Act of a registration statement relating to an underwritten initial public offering of the Common Stock which includes not less than 20% of the Warrant Stock if the Purchaser requests such inclusion and (b) the date of effectiveness of such a registration statement if the Purchaser does not request registration of the Warrant Stock thereunder.

     "Purchase Price" at any time shall moan the Per Share Purchase Price
      --------------
applicable at such time multiplied by the number of shares of Common Stock purchasable upon the exercise of this Warrant at such time.

     "Purchaser" shall have the meaning given to that term in the first
      ---------
paragraph of this Warrant.

     "Registration Rights Agreement" shall mean the Registration Rights
      -----------------------------
Agreement by and between the Company and the Purchaser dated as of the Original Issue Date.

     "Registration Statement" shall mean a registration statement filed by
      ----------------------
the

Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successor forms, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity).

     "Requisite Holders of the Warrants" shall mean the registered holders of
      ---------------------------------
Warrants entitling such registered holders to purchase from the Company a majority of the Common Stock which is then purchasable pursuant to the Warrants.

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any
      --------------
similar Federal statute, and the rules and regulations promulgated by the Commission thereunder, all as the same shall be in effect at the time.

     "Security" or "Securities" shall have the meaning assigned to that term by
      --------      ----------
Section 2(1) of the Securities Act.

     "Subsidiary" shall mean with respect to any Person a corporation of which
      ----------
such Person owns, directly or indirectly, 50% or more of the shares of stock entitled to vote in the election of directors (excluding shares so entitled to vote only upon a failure to pay dividends or other contingencies) or a limited partnership of which such Person owns, directly or indirectly, 50% or more of the aggregate partnership interests outstanding at the time of such determination or of which such Person or any Subsidiary of such Person is a general partner.

     "Transaction" shall mean any of the following transactions: (a) the issue,
      -----------
sale, transfer or other disposition after the Original Issue Date by the Company or any of its Subsidiaries of shares of Common Stock or any Securities convertible into shares of Common Stock (other than Excluded Securities) in the aggregate representing more than 25% of the outstanding Common Stock on a Fully Diluted Basis; (b) any merger or consolidation of the Company or any of its Subsidiaries or sale, transfer or other disposition of all or substantially all of the assets of the Company and/or one or more of its Subsidiaries either individually or taken as a whole, whether in one transaction or a series of transactions and whether through disposition of capital stock of the Company or any of its Subsidiaries or by merger of any one or more of such Subsidiaries; and/or (c) any transaction described in Section 8.5(c) of the Note Purchase Agreement.

     "Transfer" as used in Section 5 hereof, shall include without limitation
      --------
any disposition of any Warrants or shares of Warrant Stock or of any interest therein which would constitute a sale thereof within the meaning of the Securities Act, but shall not include any disposition of Warrants or Warrant Stock (by sale, assignment, operation of law or otherwise) to a corporation, firm or other entity controlling, controlled by or under common control with the transferor if in connection with such disposition the transferor delivers to the Company an opinion of counsel to the effect set forth in Section 5(b) hereof.

     "Warrant Stock" shall mean the shares of Common Stock purchasable upon the
      -------------
exercise of the Warrants.

     "Warrantholders" shall mean the registered holders of the Warrants and, to
      --------------
the extent holders of Warrants have exercised Warrants, the registered holders of the Warrant Stock.

     "Warrant" shall mean the Company's Common Stock Purchase Warrants
      -------
(including without limitation this Warrant) initially issued pursuant to the Note Purchase Agreement, whether issued or issuable, identical as to terms and conditions, except as to the names and addresses of the Warrantholders thereunder and the number of shares of Warrant Stock purchasable upon the exercise of such Warrants, evidencing the right to purchase shares of Warrant Stock, together with all Warrants issued in exchange, transfer or replacement thereof.

     All terms used in this Warrant which are not defined in this Section 1 shall have the meanings respectively set forth elsewhere in this Warrant or in the Note Purchase Agreement.

     Section 2.  Exercise of Warrant. The purchase rights represented by this
                 -------------------
Warrant are exercisable by the registered holder hereof, in whole or in part, at any tine or from time to time upon and after the Original Issue Date and through the close of business on the Expiration Date, by the surrender of this Warrant and the Subscription Form annexed hereto (duly executed) at the principal office of the Company at 260 Lake Road, Dayville, Connecticut 06241 (or at such other office of the Company as the Company shall designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), and upon payment to the Company of the applicable Purchase Price for the Warrant Stock thereby purchased. Such payment shall be paid either (a) in cash, by wire transfer or by certified or official bank check payable to the Company; or (b) by surrender of a portion of the Notes in a principal amount equal to the applicable Purchase Price.

     If such registered holder purchases less than all of the Warrant Stock purchasable hereunder, the Company shall cancel this Warrant upon the surrender hereof, and shall forthwith execute and deliver to such registered holder hereof a new Warrant of like tenor and date for the balance of the Warrant Stock purchasable hereunder.

     The Company agrees that upon the receipt of this Warrant in proper form for exercise, accompanied by the full Purchase Price, the Warrant Stock so purchased shall be and be deemed to be issued to the registered holder hereof as the record owner of such Warrant Stock as of the close of business of the Company on the date on which this Warrant shall have been exercised as aforesaid.

     The Company covenants, represents, warrants and agrees that all of the shares of Warrant Stock which are issued upon the exercise of the Warrants shall be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive or similar rights on the part of any holders of any shares of capital stock of the Company, free from all taxes, liens and charges with respect to the issuance of such shares, and free from all personal liability arising from the issuance thereof which attaches to the ownership thereof (except such liability, if any, which may attach by law or by reason of the acts of the Warrantholders).

     Each certificate for shares of Warrant Stock purchased upon the exercise of this Warrant shall be delivered to the Person entitled thereto within a reasonable time, not exceeding ten (10) days, after the date on which the rights represented by this Warrant shall have been exercised. Unless at the time of such exercise such shares of Warrant Stock are registered under the Securities Act, each certificate for such shares shall bear the following legend:

     SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS THE REGISTRATION PROVISIONS OF SUCH ACT HAVE BEEN COMPLIED WITH OR UNLESS IN THE OPINION OF COUNSEL COMPLIANCE WITH SUCH PROVISIONS IS NOT REQUIRED. THE TRANSFER OF SUCH COMMON STOCK IS SUBJECT TO THE RESTRICTIONS SET FORTH IN SECTION 5 OF THAT CERTAIN COMMON STOCK PURCHASE WARRANT, DATED AS OF NOVEMBER 17, 1993, OF CORNUCOPIA NATURAL FOODS, INC., AND SUCH SHARES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF SUCH SECTION 5.

     Nothing contained in the Note Purchase Agreement or in any of the Warrants shall be construed as conferring upon the holders of any Warrants, or their transferees, prior to the exercise of any Warrant the right to vote or to receive dividends or to consent or to receive notice as holders of Common Stock in respect of any meeting of shareholders for the election of directors of the Company or any other matter, or any rights whatsoever as holders of Common Stock of the Company.

     Section 3.  No Fractional Shares or Scrip.  No fractional shares or scrip
                 -----------------------------
representing fractional shares shall be issued upon the exercise of this Warrant or any portion hereof. With respect to any fraction of a share called for upon the exercise of this Warrant or any portion hereof, the Company shall pay to the registered holder hereof in cash an amount equal to such fraction multiplied by the then current value of a share of Warrant Stock, such current value to be determined in good faith by the Board of Directors of the Company as of the close of business on the date of exercise of this Warrant.

     Section 4.  Charges, Taxes and Expenses.  Issuance to the Warrantholder of
                 ---------------------------
the Warrant Stock and certificates therefor upon the exercise of this Warrant or any portion hereof shall be made without charge to the registered holder hereof for any issue or transfer taxes or any other incidental expenses in respect of the issuance of such shares and certificates, all of which taxes and expenses shall be paid by the Company, and such shares and certificates shall be issued in the name of the registered holder of this Warrant or, upon payment by the Warrantholder of any transfer taxes payable as a result of such transfer, in the name of such Person as such Warrantholder shall request.

     Section 5.  Restrictions on Exercise and Transfer; Securities Act
                 -----------------------------------------------------
Registration.
- ------------

     (a) Any provision contained in this Warrant to the contrary notwithstanding, this Warrant shall not be exercisable or transferable, and the related shares of Warrant Stock shall not be transferable, except upon the conditions specified in this Section 5, which conditions are intended, among other things, to ensure compliance with the provisions of the Securities Act in respect of the exercise or Transfer of this Warrant or Transfer of such shares. The holder of this Warrant agrees that it will not (i) Transfer this Warrant prior to the earlier of (A) delivery to the Company of the opinion of counsel referred to in, and to the effect described in, Section 5(b) hereof, or (B) registration of this Warrant and the related shares of Warrant Stock under the Securities Act has become effective; (ii) exercise this Warrant prior to the earlier of (A) delivery to the Company of the opinion of counsel referred to in, and to the effect described in, Section 5(b) hereof, or (B) registration of the related shares of Warrant Stock under the Securities Act has become effective; or (iii) Transfer such shares of Warrant Stock prior to the earlier of (A) delivery to the Company of the opinion of counsel referred to in, and to the effect described in, Section 5(b) hereof, or (B) registration of such shares under the Securities Act has become effective.

     (b) The holder of this Warrant agrees that prior to any exercise or Transfer of this Warrant or any Transfer of the related shares of Warrant Stock, such holder will give notice to the Company of its intention to effect such exercise or such transfer (and, in the case of a disposition, of the intended method of disposition), together with an opinion (if requested by the Company), in form and substance reasonably satisfactory to the Company and addressed to the Company, of such holder's counsel as to the non-necessity for registration under the Securities Act in connection with such exercise or Transfer. The Company shall pay the reasonable fees and expenses of such holder's counsel in giving such opinion. The following provisions shall then apply:

          (i) If, in the opinion of such holder's counsel, either the proposed exercise or Transfer of this Warrant or the proposed Transfer of such shares may be accomplished without registration under the Securities Act of this Warrant or such shares, as the case may be, then such holder shall be entitled to exercise or Transfer this Warrant or to Transfer such shares in accordance with the intended method of disposition specified in the notice delivered by such holder to the Company; provided, that in the
                                                         --------
     case of any Transfer to any Person who is not an institutional investor or who competes in any respect with the Company or any one or more of its Subsidiaries in the wholesale or retail sale of foods or related products, the written consent of the Company shall be required prior to such Transfer, which consent shall be deemed to have been given if no objection is received within 20 days of receipt by the Company of the notice of intention to Transfer.

          (ii) If, in the opinion of such holder's counsel, either the proposed exercise or Transfer of this Warrant or the proposed Transfer of such shares may not be accomplished without registration under the Securities Act of this Warrant or such shares, as the case may be, then such holder shall not be entitled to exercise or Transfer this Warrant or to Transfer such shares, as the case may be, until such registration is effective.

          (iii) If such information is reasonably available, the Company agrees to provide to the Warrantholders and, upon any such Warrantholder's request, to any prospective purchaser designated by such Warrantholder the financial and other information specified in Rule 144A(d) (4) under the Securities Act and to take any other action reasonably requested by such Warrantholder or to execute any certificates necessary to permit a Transfer by any such Warrantholder to qualify for the exemption set forth in Rule 144A under the Securities Act.

     (c) This Warrant and the shares of Warrant Stock purchasable upon the exercise hereof are entitled to the benefit of the Registration Rights Agreement. Each Warrantholder shall be entitled to the benefits of such agreement upon becoming a registered holder of the Warrant or the Warrant Stock.

     (d) At any time prior to the effectiveness under the Securities Act of a registration statement relating to an underwritten initial public offering of the Common Stock, if the Purchaser desires to sell all or a portion of this Warrant and/or the Warrant Stock, the Purchaser shall notify the Company of such desire, and the Company shall have a right to make an offer to the Purchaser to purchase not less than all of such Warrant and/or Warrant Stock covered by the Purchaser's notice. Such an offer by the Company shall be a Bona Fide Offer if it is (i) made within 30 days of the Purchaser's notice, (ii) an unconditional offer to purchase for cash not less than all of such Warrant or the Warrant Stock within 30 days of the date of such offer, and (iii) accompanied by appropriate evidence of the Company's ability to consummate the transactions contemplated by such Offer. The Purchaser shall not be required to accept any offer from the Company, including without limitation a Bona Fide Offer. If Purchaser receives a Bona Fide Offer from the Company, then for a period of 180 days following the date on which the Company made such Bona Fide Offer: (x) the Purchaser shall not sell the portion of the Warrant and/or Warrant Stock that was the subject of such Bona Fide Offer for an aggregate price less than or equal to the Bona Fide Offer price; and (y) the Purchaser may sell the portion of the Warrant and/or Warrant Stock that was the subject of such Bona Fide Offer for an aggregate price which exceeds the Bona Fide Offer price without any notice to the Company.

     (e) The Purchaser agrees to obtain from each prospective purchaser of any portion of this Warrant and/or the Warrant Stock a confidentiality agreement relating to the non-disclosure of information that the Company determines in good faith to be confidential.

     (f) Anything contained in this Warrant to the contrary notwithstanding, at no time shall there be more than four (4) holders of the Warrants.

     (g) Notwithstanding the foregoing provisions of this Section 5, the restrictions imposed by this Section 5 upon the transferability of this Warrant and/or any Warrant Stock issued pursuant to the terms hereof shall cease and terminate when (i) any such Warrant Stock is sold or otherwise disposed of pursuant to an effective Registration Statement under the Securities Act and the securities so transferred are not required to bear the legend set forth in
Section 2 or (ii) the registered holder of such Warrant Stock has met the requirements for transfer of such Warrant Stock pursuant to subparagraph (k) of Rule 144. Whenever the restrictions imposed by this Section 5 shall terminate, as herein provided, the registered holder of any Warrant Stock as to which such restrictions have terminated shall be entitled to receive from the Company, without expense, a new certificate not bearing the restrictive legend set forth in Section 2 and not containing any other reference to the restrictions imposed by this Section 5.

     Section 6.  Certain Obligations of the Company.
                 ----------------------------------

     (a) So long as any of the Warrants shall remain outstanding, the Company covenants that it shall at all times reserve and keep available solely for the purpose of issuance upon the exercise of the purchase rights evidenced by this Warrant, such number of shares of Common Stock as shall then be purchasable upon the exercise of all outstanding Warrants hereunder.

     (b) So long as any of the Warrants shall remain outstanding, the Company shall not, by amendment of the Certificate of Incorporation, or through reorganization, consolidation, merger, dissolution, issuance of capital stock or sale of treasury stock or sale of assets, or by any other voluntary act or deed, avoid or seek to avoid the performance or observance of any one or more of the covenants, stipulations or conditions in this Warrant to be observed or performed by the Company. The Company shall not enter into, or become subject to, any agreement which by its terms limits or restricts, or has the effect of significantly impairing, the Company's ability to comply with the terms of this Warrant. The Company shall at all times and in good faith assist, insofar as it is able, the Warrantholders in the carrying out of all of the provisions of this Warrant in a reasonable manner.

     (c) So long as Warrants to purchase not less than 1,100 shares of Common Stock, as adjusted pursuant to Section 7 shall remain outstanding, the Company shall not, without the prior written consent of the Requisite Holders of the Warrants, amend the Certificate of Incorporation (i) to establish any class of capital stock which has rights prior or in preference to those attributable to the shares of Common Stock as to dividends or as to the distribution of assets upon voluntary or involuntary liquidation, dissolution or winding-up; (ii) to increase the number of authorized shares of any existing class of such capital stock; or (iii) in any other manner which would have a material adverse effect on the rights of the Warrantholders. The Requisite Holders of the Warrants shall not unreasonably withhold their consent to any amendment described in this
Section 6(c) if such amendment would not have a material adverse effect on the Warrantholders. The Requisite Holders of the Warrants shall not be required to consent to any amendment described in this Section 6(c) if such amendment would have a material adverse effect on the Warrantholders.

     (d) So long as Warrants to purchase not less than 1,100 shares of Common Stock, as adjusted pursuant to Section 7 shall remain outstanding, if the Company engages in any Transaction, as a condition precedent to such Transaction, the Company shall cause effective provisions to be made so that the Warrantholders shall have the right thereafter by exercising this Warrant at any time prior to the expiration of this Warrant, to purchase the kind and amount of shares of stock and other Securities and/or property receivable upon the consummation of such Transaction by a registered holder of the number of shares of Common Stock which might have been purchased upon the exercise of this Warrant immediately prior to the consummation of such Transaction. Any such provision shall include provisions for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 7 and elsewhere in this Warrant. The foregoing provisions of this Section 6(d) shall similarly apply to successive Transactions.

     (e) So long as Warrants to purchase not less than 1,100 shares of Common Stock, as adjusted pursuant to Section 7 shall remain outstanding, except as permitted by Sections 8 and 10, the Company shall not, and shall not permit any Affiliate of the Company to, directly or indirectly, purchase or otherwise acquire any Warrants

(including without limitation this Warrant) or any shares of Warrant Stock issued upon the exercise of any Warrant except by way of an offer to the Holders of all outstanding Warrants and Warrant Stock to purchase a pro rata portion of
                                                            --- ----
each such Holder's Warrants and Warrant Stock. Neither the Company nor any of its Affiliates shall have any right to vote any Warrants or Warrant Stock no matter how it is acquired.

     (f) So long as any of the Warrants or shares of Warrant Stock shall remain outstanding, the Company shall comply with Section 12 of the Registration Rights Agreement.

     (g) So long as any of the Warrants shall remain outstanding, if any shares of Warrant Stock required to be reserved for the purpose of exercise of this Warrant require registration with or approval of any governmental authority under any Federal law (other than the Securities Act) or under any state law before such shares may be issued upon the exercise of this Warrant, the Company shall, at its expense, as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved, as the case may be.

     (h) So long as any of the Warrants or shares of Warrant Stock shall remain outstanding, if, and so long as, any class of capital stock of the Company is listed on any national securities exchange (as defined in the Exchange Act), the Company shall, at its expense, obtain and maintain the approval for listing, upon official notice of issuance, of all shares of Warrant Stock receivable upon the exercise of the Warrants at the time outstanding and maintain the listing of such shares after their issuance; and the Company shall so list on such national securities exchange, shall register under the Exchange Act, and shall maintain such listing of, any other Securities that at any time are purchasable upon the exercise of the Warrants, if and at the time that any Securities of the same class shall be listed on such national securities exchange by the Company.

     (i) So long as Warrants to purchase not less than 1,100 shares of Common Stock, as adjusted pursuant to Section 7, shall remain outstanding, the Company agrees promptly to give notice to the Warrantholders before the Company shall file with the Commission or with any national securities exchange (as defined in the Exchange Act) an application to register any Securities of the Company pursuant to Section 12 of the Exchange Act. Thereafter, the Company agrees to review its ownership ledgers, transfer books and other corporate records periodically (and not less than once in each calendar quarter) in order to determine whether any Warrantholder is or shall have become, directly or indirectly, the owner of record of more than such, percentage of any class of the Company's equity securities (as defined in the Exchange Act) as shall cause such Warrantholder to be required to make any filings or declarations to the Company, the Commission or any national securities exchange pursuant to the provisions of the Exchange Act, and the

Company shall give prompt notice to such Warrantholder whenever the Company shall have determined, upon the basis of information disclosed by any such review, that such Warrantholder is or has become such a holder, which notice shall also specify the information upon which the Company bases such determination.

     (j) So long as any Warrant shall remain outstanding, the Company shall maintain an office where presentations and demands to or upon the Company in respect of this Warrant may be made. The Company shall give notice in writing to the registered holder of this Warrant, at the address of the registered holder of this Warrant appearing on the books of the Company, of each change in the location of such office.

     (k) So long as Warrants to purchase not less than 1,100 shares of Common Stock, as adjusted pursuant to Section 7, shall remain outstanding, if the Company declares a cash dividend or distribution, the Company shall give at least ten (10) days prior written notice to all Warrantholders of the record date for determining those holders of shares of Common Stock who will be entitled to receive such dividend or distribution.

     (l) So long as any shares of Warrant Stock or Warrants to purchase not less than 1,100 shares of Common Stock, as adjusted pursuant to Section 7, shall remain outstanding, the Company shall not issue any shares of its capital stock, including without limitation Common Stock, for a price less than the Fair Market Value per share on the date of such issuance, provided that the restrictions set
                                              --------
forth in this Section 6(l) shall not apply to Management Options.

     7.   Adjustment of Purchase Price and Number of Shares of Warrant Stock.
          ------------------------------------------------------------------
The number and kind of Securities purchasable upon the exercise of each Warrant and the Purchase Price shall be subject to adjustment pursuant to the provisions of this Section 7.

     (a) In case, at any time after the Original Issue Date, the Company shall declare a cash dividend upon its Common Stock payable otherwise than out of earned surplus or shall distribute to holders of its Common Stock shares of its capital stock (other than Common Stock), stock or other Securities of any other Person(s), evidences of indebtedness issued by the Company or any other Person(s), other assets or options or warrants or rights, then, in each such case, immediately following the record date fixed for the determination of the holders of Common Stock entitled to receive such dividend or distribution:

          (i) The number of shares of Common Stock purchasable upon the exercise of the Warrants thereafter shall be determined by multiplying the number of shares of Common Stock purchasable upon the exercise of the Warrants immediately prior to such record date by a fraction, of which the numerator shall be $300 and the denominator shall be an amount equal to (A) $300 minus (B) the Fair Market Value of the stock, securities, evidences of indebtedness, assets, options, warrants or rights so distributed in respect of one share of Common Stock; and

          (ii) the Purchase Price shall be adjusted (to the nearest cent) by multiplying the Purchase Price in effect immediately prior to the record date for such dividend or distribution by a fraction, of which the numerator shall be an amount equal to (A) $300 minus (B) the Fair Market Value of the stock, securities, evidences of indebtedness, assets, options, warrants or rights so distributed in respect of one share of Common Stock and the denominator shall be $300; and


          (iii) each adjustment made pursuant to this Section 7(a) shall be made on the date such dividend or distribution is made, and shall become effective at the opening of business on the business day next following the record date for the determination of stockholders entitled to such dividend or distribution.

     (b) In case at any time after the Original Issue Date the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the number of shares of Warrant Stock purchasable upon the exercise of this Warrant shall be increased in proportion to such increase in outstanding shares and the Purchase Price in effect immediately prior to such stock dividend, subdivision or split-up shall be proportionately reduced. Conversely, in case at any tine after the Original Issue Date the Company shall combine its outstanding shares of Common Stock into a smaller number of shares, the number of shares of Warrant Stock purchasable upon exercise of this Warrant immediately prior to such combination shall be proportionately reduced and the Purchase Price in effect immediately prior to such combination shall be proportionately increased.

     (c) If at any time while any Warrants are outstanding any capital reorganization or reclassification of the capital stock of the Company (other than a change in par value or from no par value to par value or as a result of a stock dividend or subdivision or split-up or combination of shares), or consolidation or merger of the Company with another corporation, or the sale or other disposition of all or substantially all of the Company's or any of its Subsidiaries' properties and assets to another Person, shall be effected in such a way that holders of shares of Common Stock shall be entitled to receive stock, other Securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger, sale or disposition, lawful and adequate provision shall be made whereby each warrantholder shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Warrant Stock immediately theretofore receivable upon the exercise of such Warrants, such shares of stock, other securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of such Warrant Stock immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger, sale or disposition not taken place, and in any such case lawful and adequate provision shall be made with respect to the rights and interests of the Warrantholders to the end that the provisions of this Warrant (including without limitation provisions for adjustment of the Purchase Price and of the number of shares of Warrant Stock purchasable upon the exercise of this Warrant and for the registration of the Warrants and the shares of Warrant Stock to the extent and as provided in the Registration Rights Agreement) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, other Securities or assets thereafter deliverable upon the exercise of such Warrants. The Company shall not effect any such consolidation, merger or sale unless prior to or simultaneously with the consummation thereof the survivor or successor corporation (if other than the Company) resulting from such consolidation or merger or the Person purchasing such properties and assets shall assume by written instrument executed and mailed or delivered to each warrantholder, the obligation to deliver to such Warrantholder such shares of stock, other Securities or assets as, in accordance with the foregoing provisions, such Warrantholder may be entitled to receive, and containing the express assumption of such successor Person of the due and punctual performance and observance of every provision of this Warrant and the Registration Rights Agreement to be performed and observed by the Company and of all liabilities and obligations of the Company hereunder. The provisions of this Section 7(c) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or other dispositions.

     (d) In addition to all other adjustments to the number of shares of Common Stock purchasable upon the exercise of this Warrant set forth elsewhere in this Warrant, if the Company shall at any time or from time to time after the Original Issue Date issue or sell any shares of Common Stock (or be deemed to have issued any shares of Common Stock as provided herein), other than shares of Common Stock issuable upon the exercise of one or more Management Options, without consideration or for a consideration per share less than $300 (subject to the adjustments to the Purchase Price set forth in Sections 7(a), 7(b) and 7(c)):

          (i) the number of shares of Common Stock purchasable upon the exercise of this Warrant automatically and forthwith shall be increased by multiplying the number of shares of Warrant Stock purchasable upon the exercise of this Warrant immediately prior to such issuance by a fraction, of which the numerator shall be $300 and the denominator shall be the lowest price per share at which the Company has issued or has been deemed to have issued shares of Common Stock on or after the Original Issue Date; and

          (ii) the Purchase Price automatically and forthwith shall be adjusted (to the nearest cent) by multiplying the Purchase Price in effect immediately prior to such issuance by a fraction, of which the numerator shall be the lowest price per share at which the Company has issued or has been deemed to have issued shares of Common Stock on or after the Original Issue Date and the denominator shall be $300.

     Anything else contained in this Section 7(d) to the contrary notwithstanding, the provisions of this Section 7(d) shall not apply to issuances or sales by the Company of an aggregate number of shares of Common stock in an amount up to one-half of one percent (0.5%) of the then issued and outstanding shares of Common Stock without regard to the issue or purchase price of such shares of Common Stock.

     (e) For the purposes of any adjustment of the number of shares purchasable upon the exercise of this Warrant pursuant to Section 7(d), the following provisions shall be applicable:

          (i) In the case of the issuance of Common Stock for cash, the consideration received upon such issuance shall be deemed to be the gross amount of cash paid therefor.

          (ii) In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration received upon such issuance other than cash shall be deemed to be the Fair Market Value thereof; provided, however, that the aggregate Fair Market Value of such
              --------  -------
     non-cash and cash consideration shall equal the Current Market Price of the shares of Common Stock being issued if such issuance occurs after the Public Offering Date.

          (iii) In the case of the issuance of Common Stock without consideration, the consideration received upon such issuance shall be deemed to be $0.01 per share.

          (iv) In the case of the issuance of (A) options to purchase or rights to subscribe for Common Stock other than Management Options, (B) Securities by their terms convertible into or exchangeable for Common Stock or (C) options to purchase or rights to subscribe for such convertible or exchangeable Securities:

                    (1) the aggregate maximum number of shares of Common Stock deliverable upon the exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in Sections 7(e)(i) through 7(e) (iii) inclusive), if any, received by the Company upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby; and

                    (2) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable Securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable Securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such Securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such Securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Company upon the conversion or exchange of such Securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in Sections 7(e)(i) through 7(e)(iii) inclusive); and

                    (3) on any change in the number of shares or exercise price of Common Stock deliverable upon the exercise of any such options or rights or conversions of or exchanges for such Securities, other than a change resulting from the anti-dilution provisions thereof, the number of shares purchasable upon the exercise of this Warrant automatically and forthwith shall be readjusted to such number as would have obtained had the adjustment made upon the issuance of such options, rights or other Securities not converted prior to such change or options or rights related to such Securities not converted prior to such change been made upon the basis of such change; and

                    (4) on the expiration of all such options or rights, the termination of all such rights to convert or exchange or the expiration of all options or rights related to such convertible or exchangeable Securities, the number of shares purchasable upon the exercise of this Warrant automatically and forthwith shall be readjusted to such number as would have obtained had the adjustment made upon the issuance of such options, rights or other Securities or options or rights related to such Securities not been made.

     (f) In case at any tine or from tine to tine after the original Issue Date conditions arise by reason of any action(s) taken or omitted to be taken by the Company which, in the opinion of the Company's Board of Directors, are not adequately covered by the provisions of this Section 7, and which might materially and adversely affect the exercise rights of the Warrantholders, the Company shall obtain an opinion of KPMG Peat Marwick, the Company's independent certified public accountants, or of other independent certified public accountants selected by the Company and reasonably satisfactory to the Requisite Holders of the unexercised Warrants, setting forth any adjustment of the number of shares of Warrant Stock purchasable upon the exercise of the Warrants and/or of the Purchase Price, on a basis consistent with the standards established in the other provisions of this Section 7, necessary in order to preserve, without diminution of the proportionate interest in the Common Stock purchasable upon the exercise of the Warrants and the exercise rights of the Warrantholders.
Upon receipt of such opinion, the Board of Directors of the Company shall forthwith make the adjustments described therein.

     (g) For purposes of this Section 7 the number of shares of Common Stock outstanding or deemed to be outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issuance or sale of Common Stock for the purposes of Section 7(d).

     (h) Upon each adjustment of the Purchase Price and upon each change in the number shares of Warrant Stock purchasable upon the exercise of this Warrant, and in the event of any change in the rights of the holder of this Warrant by reason of any other event(s) herein set forth, then and in each such case the Company promptly shall deliver to each Warrantholder, by first-class certified mail, return receipt requested, postage prepaid, a statement, signed by the Company's principal financial officer, showing in reasonable detail the basis of such determination or the facts requiring such adjustment and/or change, and stating the adjusted Purchase Price and the new number of shares of Warrant Stock so purchasable, or specifying the other shares of stock, other Securities or assets and the amount thereof receivable as a result of such change in rights, and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Where appropriate, such statement may be given in advance and nay be included as part of a notice required to be mailed under the provisions of Section 7(i).

     (i) If the Company shall propose to take any action requiring a calculation pursuant to this Section 7, the Company shall give notice to each Warrantholder in the manner set forth in Section 7(h), which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice also shall set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the number of shares purchasable upon the exercise of the Warrants held by such Warrantholder and the number, kind or class of shares or other Securities or other property or assets which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon the exercise of the Warrants. In the case of any action which would require the fixing of a record date, such notice shall be given at least 15 days prior to the date so fixed, and in the case of all other actions, such notice shall be given at least 15 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action. The Requisite Holders of the Warrants may within 15 days of any notice delivered by the Company pursuant to this Section 7(i) object to any of the Company's calculations contained in such notice by delivery of a notice setting forth such objection in reasonable detail. If the Requisite Holders of the Warrants and the Company shall be unable to resolve such objection within 10 days of delivery of such notice to the Company, such objection shall be resolved by an independent accounting firm mutually agreed upon by the Company and the Requisite Holders of the Warrants. The Company shall bear the fees and expenses of such firm if the Company's calculations are not upheld by such firm. The Warrantholders shall bear the fees and expenses of such firm if the Company's calculations are upheld by such firm.

     (j) Irrespective of any adjustments in the Purchase Price or the number or kind of cash, Securities or other property or assets purchasable upon the exercise of the Warrants, this Warrant may continue to express the same price and number and kind of Securities as are stated in this Warrant.

     (k) The Company shall pay all documentary, stamp or other transactional taxes attributable to the issuance or delivery of shares of capital stock of the Company upon the exercise of the Warrants.

     (l) All calculations under this Section 7 shall be made to the nearest sixth decimal place.

     Section 8.  Warrant and Warrant Stock Repurchase Rights.
                 -------------------------------------------

     (a) If the Lock In Date occurs at any time after the Original Issue Date but prior to the second anniversary of the Original Issue Date, on and after the Lock In Date the Company shall have the right to repurchase, pro rata from all
                                                             --------
the Warrantholders, Warrants exercisable for 10,101 shares of Common Stock, adjusted as set forth in Section 7, for an aggregate repurchase price equal to $0.01 per share, adjusted as set forth in Section 7, multiplied by the number of shares represented by the Warrants so repurchased.

     (b) If the Lock In Date occurs at any time after the second anniversary of the Original Issue Date but prior to the third anniversary of the Original Issue Date, on and after the Lock In Date the Company shall have the right to repurchase, pro
            ---
rata from all the Warrantholders, Warrants exercisable for 6,926 shares of
- ----
Common Stock, adjusted as set forth in Section 7, for an aggregate repurchase price equal to $0.01 per share, adjusted as set forth in Section 7, multiplied by the number of shares represented by the Warrants so repurchased.

     (c) If the Lock In Date occurs at any tine after the third anniversary of the Original Issue Date but prior to the fourth anniversary of the Original Issue Date, on and after the Lock In Date the Company shall have the right to repurchase, pro rata from all the Warrantholders, Warrants exercisable for 3,565
            --------
shares of Common Stock, adjusted as set forth in Section 7, for an aggregate repurchase price equal to $0.01 per share, adjusted as set forth in Section 7, multiplied by the number of shares represented by the Warrants so repurchased.

     If and only if one or more the Warrantholders does not on the Lock In Date possess Warrants sufficient to permit the Company to repurchase from such Warrantholder such holder's pro rata share of the Warrants subject to repurchase
                            --------
under Section 8(a), 8(b) or 8(c), as applicable, then such Warrantholders, or their transferees, shall be required to surrender to the Company any combination of (i) shares of Warrant Stock and (ii) Warrants equal to and/or exercisable for the number of shares of Common Stock for which such Warrantholder's pro rata
                                                                    --------
share of the Warrants subject to repurchase would be exercisable, for an aggregate repurchase price equal to $0.01 per share, adjusted as set forth in
Section 7.

     (e) The repurchase rights set forth in this Section 8 are exercisable by the Company upon payment by the Company of the applicable repurchase price for the Warrants and/or Warrant Stock thereby repurchased. Such payment shall be in cash, by fedwire transfer or by certified or official bank check payable to the respective Warrantholders whose Warrants and/or Warrant Stock are being repurchased. Upon the consummation of any such repurchase, the Company shall cancel this Warrant and/or any certificates representing Warrant Stock upon the surrender hereof and/or thereof, and shall forthwith execute and deliver to the registered holder(s) hereof and thereof, as applicable, a new Warrant of like tenor and date for the balance of the Warrant Stock purchasable hereunder and/or a new certificate or certificates representing the balance of such registered holder's Warrant Stock. Such new Warrant and/or new certificate for shares of Warrant Stock shall be delivered to the Person entitled thereto within a reasonable tine, not exceeding ten (10) days, after the date on which such Warrant and/or certificate is surrendered to the Company.

     (f) All repurchase rights set forth in this Warrant shall terminate on the fourth anniversary of the original Issue Date if the Lock In Date has not occurred prior to such fourth anniversary.

     Section 9.     Prior Notice of Certain Events.  In case at any time:
                    ------------------------------

     (a) the Company shall pay any dividend payable in any capital stock or other Securities (including without limitation rights, options or warrants) upon its Common Stock or make any distribution to any stockholders; or

     (b) there shall be any capital reorganization or reclassification of the Common Stock, including without limitation any subdivision, split, combination or reverse split, or any consolidation or merger of the Company with another Person or a sale, transfer or other disposition of all or substantially all of its assets; or

     (c) the Company shall offer for subscription to all of the holders of any class of its capital stock any additional shares or any other rights; or

     (d) shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in any of such cases, the Company shall give prior written notice, by first-class mail, postage prepaid, addressed to the Warrantholders at the address of each such holder as shown on the registration books of the Company, of the date on which (i) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, and (ii) such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, dissolution, liquidation or winding-up shall take place, as the case may be. Such notice also shall specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for Securities or other property deliverable upon such reorganization, reclassification, consolidation, merger or sale, transfer or other disposition, dissolution, liquidation or winding-up, as the case may be. Such written notice shall be given not less than 30 days prior to the action in question or to any record date or the date on which the Company's transfer books are closed in respect thereto. In case any of the foregoing constitute a Transaction or cause the occurrence of an Event of Default under Section 9.1(a), (b) or (c) of the Note Purchase Agreement and the continuance of such Event of Default for a period of 30 days, the Warrantholders shall be permitted to exercise the Warrants effective as of the record date applicable to any such action or the effective date thereof, as the case may be, so that any Warrantholder exercising Warrants shall be entitled to participate in such transaction as a holder of the Common Stock received upon such exercise.

     Section 10.    Put/Call.
                    --------

     (a) Except as provided in Section 10(e), as of the sixth anniversary of the Original Issue Date the Company shall have the right to purchase all the Warrants and all Warrant Stock from the Warrantholders for the Option Price.

     (b) Except as provided in Section 10(e), as of the sixth anniversary of the Original Issue Date each of the Warrantholders shall have the right to require the Company to purchase such all Warrantholders Warrants and Warrant Stock for the Option Price.

     (c) If any party desires to exercise its rights pursuant to this Section 10, the exercising party shall notify the other party of its intent not more than 60 days nor less than 30 days prior to the sixth anniversary of the Original Issue Date, provided that the exercising party may withdraw such notice
                     --------
within ten (10) days of receipt of the final determination of the Option Price pursuant to this Section 10(c). Following the giving of such notice, the Option Price shall be determined by a nationally recognized investment banking firm that is mutually acceptable to the Company and the Purchaser. If the parties cannot agree on a mutually acceptable firm, each of the Purchaser and the Company shall select a nationally recognized investment banking firm, the two firms so selected shall select a third nationally recognized investment banking firm, and such third firm's determination of the Option Price shall be binding upon the Company and any Holder.

     (d) Company and the Warrantholders shall each bear one-half (1/2) of all fees and expenses of the investment banking firm(s) in connection with the determination of the Option Price.

     (e) Anything else contained in this Agreement to contrary notwithstanding, the parties' respective rights and obligations under this Section 10 shall expire upon the consummation of any underwritten public offering of the Common Stock.

     (f) The Option Price, if any, payable pursuant to Section 10(a) shall be payable in cash at the closing of the transactions contemplated by Section 10(a). The Company's obligation to pay the Option Price, if any, pursuant to
Section 10(b) shall be evidenced by and pursuant to the terms of a promissory note containing such terms and conditions as are mutually agreed upon in good faith by the selling Warrantholder(s) and the Company, provided that such
                                                       --------
promissory note shall be payable to the selling Warrantholder(s) or order, shall be in a principal account equal to such Option Price, shall bear interest at the rate of ten percent (10%) per annum, shall mature on the ninth anniversary of the original Issue Date unless the Company and the selling Warrantholder(s) agree on an earlier maturity date, shall require the payment of interest on the outstanding principal balance of such promissory note to be paid in cash quarterly in arrears. Anything contained in this Section 10(f) to the contrary notwithstanding, the Company's obligation to pay any Option Price, including without limitation the terms of any promissory note evidencing such obligation, shall be subject to the restrictions contained in the documents that create and evidence the Senior Indebtedness.

     Section 11.    Exchange.  This Warrant is exchangeable, upon the surrender
                    --------
hereof by the registered holder at the office of the Company referred to in
Section 6(j), for new Warrants of like tenor and date representing the right to purchase the shares of Warrant Stock purchasable hereunder.

     Section 12.    Loss, Theft, Destruction or Mutilation of Warrant.  Upon
                    -------------------------------------------------
receipt by the Company of an affidavit from the Warrantholder or other evidence reasonably satisfactory to it as to the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company (which in the case of the Purchaser shall be its unsecured undertaking), and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon the surrender and cancellation of this Warrant, if mutilated, the Company shall make and deliver a new Warrant of like tenor and date, in lieu of this Warrant.

     Section 13.    Title to Warrant. Subject to Section 5, this Warrant and all
                    ----------------
rights hereunder are transferable, in whole or in part, at the office of the Company referred to in Section 6(j) by the registered holder hereof in person or by a duly authorized attorney, upon the surrender of this Warrant together with an assignment hereof properly endorsed. Until transfer hereof on the registration books of the Company, the Company may treat the registered holder hereof as the owner hereof for all purposes.

     Section 14.    Notices.
                    -------

     (a) All notices and other communications hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, postage prepaid, or delivered by reliable overnight delivery service (receipt confirmed) or facsimile transmission (receipt confirmed), addressed (A) if to the Purchaser, whether in its capacity as the Purchaser or as a Warrantholder, to it at CityPlace I, 35th Floor, Hartford, Connecticut 06103-3499, attention: Richard
J. Williams, or at such other address as the Purchaser shall have furnished to the Company in writing, or (B) except as set forth in Section 14(b), if to any other Warrantholder, to it at such address as such Warrantholder shall have furnished to the Company in writing, or, until such Warrantholder so furnishes an address to the Company, then to and at the address of the last registered holder of this Warrant who has so furnished an address to the Company, or (C) if to the Company, to it at 260 Lake Road, Dayville, Connecticut 06241, attention Steven Townsend or at such other address as the Company shall have furnished in writing to the Warrantholders.

     (b) Anything contained in this Warrant to the contrary notwithstanding, if at any time there shall be more than four (4) Warrantholders in addition to the Purchaser, then the Purchaser shall be the agent for such other Warrantholders solely for purposes of receiving such notices and other communications, or if the Purchaser no longer is a Warrantholder then such other Warrantholders shall elect an agent for such purposes, and all such notices and other communications shall be deemed to have been made in accordance with this Warrant if mailed by certified mail, return receipt requested, postage prepaid, or delivered by reliable overnight delivery service (receipt confirmed) or facsimile transmission (receipt confirmed), to such agent.

     (c) All such notices and other communications shall be deemed to be delivered (A) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (B) in the case of dispatch by nationally recognized overnight courier marked for next day delivery, on the next Business Day following such dispatch, and (C) in the case of nailing, on the third Business Day after the posting thereof.

     Section 15.    Sundays, Holidays, Etc.  If the last or appointed day for
                    ----------------------
the taking of any action required or the expiration of any right granted herein shall be a Saturday or Sunday or shall be a legal holiday in Hartford, Connecticut, or in Boston, Massachusetts, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday, Sunday or legal holiday in either of such cities.

     Section 16.    Remedies.  The Company stipulates that the remedies at law
                    --------
of the Warrantholders in the event of any default by the Company in the performance of or compliance with any of the terms of the Warrants are not and will not be adequate, and that the same may be specifically enforced.

     Section 17.    Severability.  The invalidity or unenforceability of any one
                    ------------
or more phrases, sentences, clauses, or Sections contained herein in any jurisdiction shall not affect the validity or enforceability of this Warrant or the remaining provisions of this Warrant in any jurisdiction or affect the validity or enforceability of such provisions in any other jurisdiction.

     Section 18.    Amendments and Waivers.  No term, covenant, agreement or
                    ----------------------
condition of the Warrants may be amended, and compliance therewith may not be waived, except in compliance with Section 14.1 of the Note Purchase Agreement.

     Section 19.    Miscellaneous.  This Warrant shall inure to the benefit of
                    -------------
and be binding on the Purchaser and the Company, and their respective successors and permitted assigns. This Warrant shall be governed by and construed, applied and enforced in accordance with the laws of the State of Connecticut, including without limitation the Uniform Commercial Code, except that no doctrine of choice of law shall be used to apply any law other than that of the State of Connecticut, and no defense, counterclaim or right of set-off given or allowed by the laws of any other state or jurisdiction, or arising out of the enactment, modification or repeal of any law, regulation, ordinance or decree of any foreign jurisdiction, shall be interposed in any action hereon.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by its duly authorized officer.


                                                CORNUCOPIA NATURAL FOODS, INC.



                                                By: /s/ Norman A. Cloutier
                                                    ----------------------
                                                    Norman A. Cloutier
                                                Its President

                              FORM OF SUBSCRIPTION
                              --------------------

                   (To be signed only on exercise of Warrant)


TO:  CORNUCOPIA NATURAL FOODS, INC.

     The undersigned, the registered holder of the within Warrant, hereby irrevocably elects to exercise such Warrant to purchase thereunder _____________________________________ shares of Common Stock of CORNUCOPIA
NATURAL FOODS, INC., and herewith makes payment therefor, and requests that Common Stock be registered in the name of, and a certificate representing such Common Stock be issued to, _______________________, whose address is:


Dated:_____________________         _______________________________
                                    (Signature must conform in all
                                    respects to name of registered
                                    holder as specified on the
                                    face of the Warrant)


                                    _______________________________
                                               Address

Signed in the presence of:


__________________________

                               FORM OF ASSIGNMENT
                               ------------------

                   (To be signed only on transfer of Warrant)


     For value received, the undersigned hereby sells, assigns, and transfers unto ___________________ the right represented by the within Warrant to purchase ___________________________ shares of Common Stock of CORNUCOPIA NATURAL FOODS, INC., to which the within Warrant relates, and appoints _____________________ its Attorney to transfer such right on the books of ___________________ with full power of substitution in the premises.


Dated:_____________________         (Signature must conform in all
                                    respects to name of registered
                                    holder as specified on the
                                    face of the Warrant)


                                    _____________________________
                                               Address

Signed in the presence of:


___________________________

                             AMENDMENT NO. 1 TO THE
                      NOTE AND WARRANT PURCHASE AGREEMENT

     This AMENDMENT No. 1 TO THE NOTE AND WARRANT PURCHASE AGREEMENT (the "Amendment") is made as of May 31, 1996, by and between Triumph-Connecticut Limited Partnership, a Connecticut limited partnership with an office located at CityPlace I, 35th Floor, Hartford, Connecticut 06103-3499 (the "Purchaser") and United Natural foods, Inc., formerly known as Cornucopia Natural Foods, Inc., a Delaware corporation with its principal office at 260 Lake Road, Dayville, Connecticut 06241 (the "Company");

     WHEREAS, the Purchaser and the Company are parties to a certain Note and Warrant Purchase Agreement, dated as of November 17, 1993 (the "Agreement");

     WHEREAS, the Company entered into an Amended and Restated Loan and Security Agreement (the "Fleet Agreement"), dated February 20, 1996, with Fleet Capital Corporation, which is the successor to Barclays Business Credit, Inc.;

     WHEREAS, the Purchase and the Company desire to amend the Agreement to conform certain covenants contained in the Agreement to those contained in the Fleet Agreement;

     NOW THEREFORE, in consideration of one dollar ($1.00) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser and the Company agree as follows:

     1.   Amendment of Agreement.  The Purchaser and the Company hereby amend
          ----------------------
the Agreement as follows:

          a. Section 8.7 of the Agreement, entitled "Minimum Adjusted Tangible Net Worth," is hereby repealed in its entirety and the following is inserted in lieu thereof as a new Section 8.7:

          "Section 8.7  Minimum Adjusted Tangible Net Worth. The Company
                        -----------------------------------
          covenants and agrees that so long as any Note shall remain outstanding, the Company shall maintain at all times an Adjusted Tangible Net Worth (which, for purposes of this Section 8.7 shall include the indebtedness evidenced by the ESOP Notes and the value of Inventory shall be calculated on a first-in-first-out basis) of not less than the amount shown below for the period corresponding thereto;

          Period                                   Amount
          ------                                   ------

          Through the end of Borrowers' Fiscal Year 1996    $4,750,000

          During Borrowers' Fiscal Year 1997                $5,450,000

          During Borrowers' Fiscal Year 1998                $6,150,000

          For purposes of this Section 8.7 only, all capitalized terms contained in this Section 8.7, except for the terms "Company" and "Note", shall have the meaning given to such terms in the Fleet Agreement, attached hereto as Exhibit A. The terms "Company" and "Note" shall have the meanings given to such terms in the Agreement."

          b. Section 8.8 of the Agreement, entitled "Minimum Operating Cash Flow," is hereby repealed in its entirety and the following is inserted in lieu thereof as a new Section 8.8:

          "Section 8.8  Cash Flow.  The Company covenants and agrees that so
                        ---------
          long as any Note shall remain outstanding, the Company shall achieve Cash Flow of not less than $175,000 during each fiscal quarters of the Borrowers.

          For purposes of this Section 8.8 only, all capitalized terms contained in this Section 8.8, except for the terms "Company" and "Note", shall have the meaning given to such terms in the Fleet Agreement, attached hereto as Exhibit A. The terms "Company" and "Note" shall have the meanings given to such terms in the Agreement.

          c. Section 8.9 of the Agreement, entitled "Minimum Ratio of Operating Cash flow to consolidated Interest Expense," is deleted in its entirety.

          d. Section 8.10 of the Agreement, entitled "Maximum Leverage," is deleted in its entirety.

          e. Section 8.15 of the Agreement, entitled "Capital Expenditures," is hereby repealed in its entirety and the following is inserted in lieu thereof as a new Section 8.15;

          "Section 8.15  Capital Expenditures.  The Company covenants and agrees
                         --------------------
          that so long as any Note shall remain outstanding, the Company shall not, and shall not permit any of its Subsidiaries to, make Capital Expenditures (including without limitation by way of Capital Leases) which, in the aggregate, as to the Company and its Subsidiaries, exceed

          $8,000,000 during the Company's Fiscal Year ending in October 1996, and $1,500,000 during any Fiscal Year of the Company thereafter."

          f. Subsection (c) of Section 8.1 of the Agreement, relating to "Indebtedness" of the Company, is hereby amended by substituting "$50,000,000" for "$15,000,000" in said subsection (c).

          g. The definition of "Senior Indebtedness" contained in Article 1 of the Agreement, relating to "Definitions," is hereby amended by substituting "$50,000,000" for "$15,000,000" in said definition.

          h. Section 8.20 of the Agreement, relating to "Leases," is hereby amended by substituting "$15,000,000.00" for "$10,000,000.00".

     2.   Effect of Amendment.  The Purchaser and the Company hereby agree and
          -------------------
acknowledge that except as provided in this Amendment, the Agreement and all documents executed in connection therewith shall remain in full force and effect and have not been modified or amended in any other respect, it being the intention of the Purchaser and the Company that this Amendment and the Agreement be read, construed and interpreted as one and the same instrument.

     3.   Capitalized Terms.
          -----------------

          a. All capitalized terms not otherwise defined in this Amendment shall have the meanings given to such terms in the Agreement. Except as otherwise provided in Section 1(a) and 1(b) hereof, the definitions contained in the Fleet Agreement shall not be used for any other purpose.

          b. The Fleet Agreement contains certain defined terms which are applicable only to Sections 1(a) and 1(b) hereof. To the extent any applicable defined term in the Fleet Agreement contains within it a reference to a provision or section of the "Agreement," reference is made to the Fleet Agreement (and not to the Agreement, as defined in this Amendment) for the meaning of such defined term.

     4.   Governing Law.  This Amendment shall be governed by and construed,
          -------------
applied and enforced in accordance with the laws of the State of Connecticut.

     5.   Successors and Assigns.  This Amendment shall inure to the benefit of
          ----------------------
and be binding upon the Purchaser and the Company, and their respective successors and permitted assigns, including, in the case of the Purchaser, the Holders from time to time of the Notes and the Warrants.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this

Amendment as of the date first written above.

                                          UNITED NATURAL FOODS, INC.
                                          (formerly known as Cornucopia Natural
                                          Foods, Inc.)


                                          By: /s/ Steven Townsend
                                             ----------------------------------
                                             Steven Townsend
                                          Its Chief Financial Officer


                                          TRIUMPH-CONNECTICUT LIMITED
                                          PARTNERSHIP, by its general partner
                                          Triumph-Connecticut Capital Advisors,
                                          Limited Partnership


                                          By: /s/ Richard J. Williams
                                              --------------------------------
                                              Richard J. Williams
                                          Its Principal, duly authorized